Exhibit 10(ah)









                           ACQUISITION LOAN AGREEMENT





                          Dated as of December 24, 2001

                                      Among

                            CHARTER MAC CORPORATION,
                                    BORROWER

                              FLEET NATIONAL BANK,
                                      AGENT

                                       and

                   THE LENDERS NAMED HEREIN FROM TIME TO TIME
                (INCLUDING FLEET NATIONAL BANK IN SUCH CAPACITY)
                                     LENDERS

                                Up to $40,000,000


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                                TABLE OF CONTENTS
                                -----------------
                                                                                                 PAGE
                                                                                                 ----
1.    BACKGROUND...................................................................................1

   1.1      Defined Terms..........................................................................1
   1.2      Establishment of Facility..............................................................1
   1.3      Guarantor..............................................................................1
   1.4      Collateral.............................................................................1
   1.5      Loans..................................................................................1
   1.6      General................................................................................2
   1.7      Accounting Principles..................................................................2

2.    LOAN PROVISIONS..............................................................................2

   2.1      The Facility...........................................................................2
      2.1.1       Loan Requests....................................................................2
      2.1.2       Loan Availability................................................................3
      2.1.3       Outstanding Balance of Facility..................................................3
   2.2      Term of Loans..........................................................................3
   2.3      Interest Rate and Payment Terms........................................................3
      2.3.1       Interest Rate....................................................................3
      2.3.2       Selection To Be Made.............................................................3
      2.3.3       Notice...........................................................................3
      2.3.4       If No Notice.....................................................................4
      2.3.5       Telephonic Notice................................................................4
      2.3.6       Limits On Options, One Selection Per Month.......................................4
      2.3.7       Payment and Calculation of Interest..............................................4
      2.3.8       Principal........................................................................4
      2.3.9       Prepayment.......................................................................5
      2.3.10      Maturity.........................................................................5
      2.3.11      Method of Payment; Date of Credit................................................5
      2.3.12      Billings.........................................................................5
      2.3.13      Default Rate.....................................................................5
      2.3.14      Late Charges.....................................................................5
      2.3.15      Prepayment; Yield Maintenance....................................................5
   2.4      Loan Fees..............................................................................6
      2.4.1       Loan Fees........................................................................6
      2.4.2       Agent's Fees.....................................................................6
      2.4.3       Facility Fee.....................................................................6
   2.5      Acceleration...........................................................................6
   2.6      Additional Provisions Related to Interest Rate Selection...............................6
      2.6.1       Increased Costs..................................................................6
      2.6.2       Illegality.......................................................................7
      2.6.3       Additional LIBOR Conditions......................................................7
      2.6.4       Conversion of Interest Rate Periods..............................................7

3.    SECURITY FOR THE LOAN; LOAN AND SECURITY DOCUMENTS...........................................7

   3.1      Security...............................................................................7
      3.1.1       Pledge and Security Agreements...................................................7
      3.1.2       Collateral Assignment of Interest Rate Protection Agreements.....................8
      3.1.3       Collateral Assignment of Rights under Stock Purchase Agreement...................8
   3.2      Loan Documents and Security Documents..................................................8

4.    CONTINUING AUTHORITY OF AUTHORIZED REPRESENTATIVES...........................................9

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
5.    CONDITIONS PRECEDENT.........................................................................9

   5.1      Establishment of Facility and Funding Initial Loan.....................................9
      5.1.1       Satisfactory Loan Documents......................................................9
      5.1.2       No Material Change...............................................................9
      5.1.3       Consummation of Initial Acquisition..............................................9
      5.1.4       Interest Rate Protection Agreement...............................................9
      5.1.5       Warranties and Representations Accurate..........................................9
      5.1.6       Financials.......................................................................9
      5.1.7       Validity and Sufficiency of Security Documents...................................9
      5.1.8       No Other Liens...................................................................9
      5.1.9       Organizational Documents and Entity Agreements..................................10
      5.1.10      Votes, Consents and Authorizations..............................................10
      5.1.11      Incumbency Certificate; Authorized Signers......................................10
      5.1.12      Corporate Structure.............................................................10
      5.1.13      Litigation......................................................................10
      5.1.14      Appraisals......................................................................10
      5.1.15      Evidence of Insurance...........................................................10
      5.1.16      Financial Statements............................................................10
      5.1.17      Examination of Books and Assets.................................................10
      5.1.18      Compliance with Law.............................................................11
      5.1.19      Legal and other Opinions........................................................11
      5.1.20      Borrower's Expenditures.........................................................11
      5.1.21      Payment of Fees.................................................................11
      5.1.22      No Default......................................................................11
      5.1.23      Additional Documents............................................................11
   5.2      Subsequent Advances...................................................................11
      5.2.1       Representations True; No Event of Default.......................................11
      5.2.2       No Legal Impediment.............................................................11
      5.2.3       Governmental Regulation.........................................................11
      5.2.4       Proceedings and Documents.......................................................12
      5.2.5       No Adverse Changes..............................................................12
      5.2.6       Pledge of Additional PWF Stock..................................................12
      5.2.7       Other Certificates..............................................................12

6.    WARRANTIES AND REPRESENTATIONS..............................................................12

   6.1      Financial Information.................................................................12
   6.2      No Violations.........................................................................12
   6.3      No Litigation.........................................................................12
   6.4      Franchises, Patents, Copyrights, Etc..................................................12
   6.5      Good Title and No Liens...............................................................13
   6.6      Use of Proceeds.......................................................................13
   6.7      Entity Matters........................................................................13
      6.7.1       Organization....................................................................13
      6.7.2       Ownership, Subsidiaries and Taxpayer Identification Numbers.....................13
      6.7.3       Authorization...................................................................14
   6.8      Valid and Binding.....................................................................14
   6.9      Deferred Compensation and ERISA.......................................................14
   6.10     No Materially Adverse Contracts, Etc..................................................14
   6.11     Compliance With Other Instruments, Laws, Etc..........................................14
   6.12     Tax Status............................................................................14
   6.13     Holding Company and Investment Company Acts...........................................14
   6.14     Certain Transactions..................................................................15
   6.15     Regulations U and X...................................................................15
   6.16     Loan Documents........................................................................15
   6.17     No Material Change; No Default........................................................15

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
   6.18     No Broker or Finder...................................................................15
   6.19     Background Information and Certificates...............................................15

7.    COVENANTS...................................................................................15

   7.1      Punctual Payment......................................................................15
   7.2      Maintenance of Office.................................................................15
   7.3      Records and Accounts..................................................................16
   7.4      Notices...............................................................................16
      7.4.1       Defaults........................................................................16
      7.4.2       Notification of Claims against Collateral.......................................16
      7.4.3       Notice of Litigation and Judgments..............................................16
      7.4.4       Notice of Payments/ Claims Under Stock Purchase Agreement.......................16
   7.5      Financial Statements and Reports......................................................16
      7.5.1       Annual Statements...............................................................16
      7.5.2       Quarterly Statements............................................................16
      7.5.3       Public Filings..................................................................17
      7.5.4       Compliance Certificate..........................................................17
      7.5.5       Accountant's Letters............................................................17
      7.5.6       Additional Financial Information................................................17
      7.5.7       PWF Reporting...................................................................17
   7.6      Existence; Conduct of Business........................................................17
   7.7      Insurance.............................................................................17
   7.8      Taxes and Trade Debt..................................................................17
   7.9      Compliance with Laws, Contracts, Licenses, and Permits................................18
   7.10     Bank Accounts.........................................................................18
   7.11     Further Assurances....................................................................18
   7.12     Restrictions on Liens, Transfers and Additional Debt..................................19
      7.12.1      Restrictions on Indebtedness....................................................19
      7.12.2      Restrictions on Liens, Etc......................................................20
   7.13     Limits on Distributions...............................................................21
   7.14     Restrictions on Investments...........................................................21
   7.15     Indemnification Against Payment of Brokers' Fees......................................22
   7.16     Merger, Consolidation; Control of PWF; Ownership Interests; Identification Numbers ...22
   7.17     Subsidiaries..........................................................................22
   7.18     Loans and Advances....................................................................23
   7.19     Fiscal Year...........................................................................23
   7.20     Deposit of Proceeds; Disbursement of Loans; Other Bank Accounts.......................23
   7.21     Place for Records; Inspection.........................................................23
   7.22     Costs and Expenses....................................................................23
   7.23     Indemnification.......................................................................24
   7.24     Financial Covenants...................................................................24
      7.24.1      Borrower Financial Covenants....................................................24
      7.24.2      PWF Covenants...................................................................25
   7.25     Replacement Documentation.............................................................25
   7.26     Additional Facilities Co-Terminous and Cross Defaulted................................25

8.    EVENTS OF DEFAULT...........................................................................25

   8.1      Default and Events of Default.........................................................25
      8.1.1       Failure to Pay..................................................................25
      8.1.2       Failure to Perform (Grace)......................................................25
      8.1.3       Failure to Perform..............................................................26
      8.1.4       Breach of Representation or Warranty............................................26
      8.1.5       Failure to Pay other Indebtedness...............................................26
      8.1.6       Insolvency......................................................................26
      8.1.7       Involuntary Proceedings.........................................................26
      8.1.8       Judgments.......................................................................26

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
      8.1.9       Cancellation of Loan Documents..................................................26
      8.1.10      ERISA...........................................................................26
      8.1.11      Indictment......................................................................27
      8.1.12      Material Adverse Change.........................................................27
      8.1.13      Regarding Guarantor.............................................................27
      8.1.14      Change in Control...............................................................27
      8.1.15      Mortgage Warehousing Facility...................................................27
      8.1.16      PWF Covenants...................................................................27
   8.2      Certain Remedies......................................................................27
      8.2.1       Withhold Loan...................................................................27
      8.2.2       Accelerate Debt.................................................................27
      8.2.3       Pursue Remedies.................................................................27
      8.2.4       Power of Attorney...............................................................27
   8.3      Written Waivers.......................................................................27

9.    SECURITY INTEREST AND SET-OFF...............................................................27

   9.1      Security Interest.....................................................................27
   9.2      Set-Off...............................................................................28
   9.3      Right to Freeze.......................................................................28
   9.4      Additional Rights.....................................................................28

10.      THE AGENT AND THE LENDERS................................................................28

   10.1     Rights, Duties and Immunities of the Agent............................................28
      10.1.1      Appointment of Agent............................................................28
      10.1.2      Administration of Loans by Agent................................................29
      10.1.3      Delegation of Duties............................................................29
      10.1.4      Exculpatory Provisions..........................................................29
      10.1.5      Reliance by Agent...............................................................29
      10.1.6      Notice of Default...............................................................30
      10.1.7      Lenders' Credit Decisions.......................................................30
      10.1.8      Agent's Reimbursement and Indemnification.......................................30
      10.1.9      Agent in its Individual Capacity................................................30
      10.1.10        Successor Agent..............................................................30
      10.1.11        Duties in the Case of Enforcement............................................31
   10.2     Respecting Loans and Payments.........................................................31
      10.2.1      Procedures for Loans............................................................31
      10.2.2      Nature of Obligations of Lenders................................................31
      10.2.3      Payments to Agent...............................................................31
      10.2.4      Distribution of Liquidation Proceeds............................................32
      10.2.5      Adjustments.....................................................................32
      10.2.6      Setoff..........................................................................32
      10.2.7      Distribution by Agent...........................................................33
      10.2.8      Delinquent Lender...............................................................33
      10.2.9      Holders.........................................................................33
   10.3     Assignment and Participation..........................................................33
      10.3.1      Conditions to Assignment by Lenders.............................................33
      10.3.2      Certain Representations and Warranties.  Limitations, Covenants.................34
      10.3.3      Register........................................................................35
      10.3.4      New Notes.......................................................................35
      10.3.5      Participations..................................................................35
      10.3.6      Disclosure......................................................................35
      10.3.7      Miscellaneous Assignment Provisions.............................................35
      10.3.8      Assignment by Borrower..........................................................36
   10.4     Administrative Matters................................................................36
      10.4.1      Amendment, Waiver, Consent, Etc.................................................36
      10.4.2      Deemed Consent or Approval......................................................36

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
11.      GENERAL PROVISIONS.......................................................................37

   11.1     Notices...............................................................................37
   11.2     Payments to be Charged as an Advance..................................................38
   11.3     Parties Bound; Integration............................................................38
   11.4     Waivers, Extensions and Releases......................................................38
   11.5     Governing Law; Consent to Jurisdiction; Mutual Waiver of Jury Trial...................38
      11.5.1      Substantial Relationship........................................................38
      11.5.2      Place of Delivery...............................................................38
      11.5.3      Governing Law...................................................................38
   11.6     Consent to Jurisdiction...............................................................39
   11.7     JURY TRIAL WAIVER.....................................................................39
   11.8     Survival..............................................................................39
   11.9     Cumulative Rights.....................................................................39
   11.10    Claims Against Agent or Lenders.......................................................39
      11.10.1        Borrower Must Notify.........................................................39
      11.10.2        Remedies.....................................................................39
      11.10.3        Limitations..................................................................40
   11.11    Obligations Absolute..................................................................40
   11.12    Counterparts..........................................................................40
   11.13    Time Of the Essence...................................................................40
   11.14    No Oral Change........................................................................40
   11.15    Monthly Statements....................................................................40

Exhibits and Schedules

Exhibit A         -........Definitions

Exhibit B         -........Form of Note

Exhibit 2.1.1     -........Form of Loan Request

Exhibit 3.1.3(iii)-........Form of Selling Stockholders' Consent

Exhibit 10.3.1    -........Form of Assignment and Acceptance

         Schedule 1.2.1 -           Indebtedness to be paid at closing
         Schedule 1.4 -             List of Selling Stockholders
         Schedule 4    -            Authorized Representatives
         Schedule 6.7.2 -           Ownership, Subsidiaries, and Taxpayer identification numbers;  organization numbers
         Schedule 6.14 -            Certain Transactions
         Schedule 7.7 -             Insurance
         Schedule 7.12.1 -          Indebtedness
         Schedule 7.12.2 -          Outstanding Liens
         Schedule 7.14    -         Insurance
         Schedule 7.21.1 -          Addresses of PWF and its Subsidiaries
         Schedule 7.24.2 -          PWF Covenants
         Schedule 11 -              Commitment Percentage
         Schedule 11 -              Lenders

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                                       (v)
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                           ACQUISITION LOAN AGREEMENT
                           --------------------------

     THIS ACQUISITION LOAN AGREEMENT is made and entered into as of the _____ day of December, 2001, by and between CHARTER MAC CORPORATION, a Delaware corporation having an address at 625 Madison Avenue, New York, New York 10022 (the "Borrower"), FLEET NATIONAL BANK as a Lender (as hereafter defined) and as agent (in such capacity, the "Agent") for itself and the other Lenders, and such other Lenders.

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   BACKGROUND.
     ----------

     1.1 DEFINED TERMS. Capitalized terms used in this Agreement which are not otherwise defined herein are defined either in EXHIBIT A, or in another Loan Document, as provided in EXHIBIT A.

     1.2 ESTABLISHMENT OF FACILITY. The Borrower has requested that the Lenders establish this loan facility (the "Facility"), the proceeds of Loans made under which shall be used as follows, subject to and upon the terms and conditions of this Agreement:

     During the Initial Advance Period (i) on the Stock Purchase Closing Date, to assist in the financing of the Borrower's purchase, subject to and in accordance with the terms and conditions of the Stock Purchase Agreement, of the Initial PWF Common Stock (the "Initial Acquisition"), (ii) to make the True Up Payment as and when due, if required to be made by the Borrower to the Selling Stockholders pursuant to the Stock Purchase Agreement, and (iii) from time to time, to repay the indebtedness of PWF and/or the PWF Subsidiaries described on
SCHEDULE 1.2.1 to this Agreement and as otherwise may be approved by the Agent, in its discretion.

     From time to time, from the last day of the Initial Advance Period up to the Termination Date, to finance the Borrower's purchase, subject to and in accordance with the terms and conditions of the Stock Purchase Agreement, of additional shares of PWF Common Stock from one or more of the Selling Stockholders upon the exercise of one more Call Options or one or more Put Options (with any shares of PWF Common Stock thus purchased by the Borrower being referred to herein as "Option Purchased Shares").

     1.3 GUARANTOR. The Guarantor shall guaranty the Obligations pursuant to the Guaranty.

     1.4 COLLATERAL. In order to induce the Lenders to establish the Facility, the Borrower and the Guarantor have each agreed to provide certain collateral to the Agent for the ratable benefit of the Lenders as provided herein and in other applicable Loan Documents, including, without limitation (i) a pledge by the Guarantor of all of the issued and outstanding capital stock of the Borrower and related security interests, pursuant to the Guarantor Pledge and Security Agreement, (ii) a pledge by the Borrower of all PWF Common Stock and/or other securities issued by PWF from time to time held by the Borrower and related security interests, pursuant to the Borrower Pledge and Security Agreement,
(iii) a pledge by the Selling Stockholders listed on SCHEDULE 1.4 hereto (the "Pledgor Stockholders") of their remaining PWF Common Stock and related security interests, pursuant to the Pledgor Stockholders Pledge and Security Agreement,
(iv) a collateral assignment of and security interest in all of the Borrower's right, title and interest in and to any and all payments which are due or may become due to the Borrower from any Selling Stockholders pursuant to the Stock Purchase Agreement (including, without limitation, all rights in and to the Holdback, any Reduction (as defined in the Stock Purchase Agreement), and all rights to indemnification payments provided for in the Stock Purchase Agreement, as more particularly provided for in Section 3 hereof, and (v) a collateral assignment of and security interest in all of the Borrower's right, title and interest in and to the Interest Rate Protection Agreement required to be obtained and maintained by the Borrower pursuant to Section 5.1.4 hereof.

     1.5 LOANS. Subject to all of the terms, conditions and provisions of this Agreement, and the other Loan Documents, the Lenders agree to establish the Facility, and the Borrower agrees to accept and repay any advances made under the Facility (such advances being referred to herein singly as a "Loan," and collectively as the "Loans"). Loans shall be made by the Lenders pro rata in

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accordance  with  each  Lender's  Commitment   Percentage,   but  the  aggregate
outstanding principal amount of Loans made by any Lender hereunder shall in no event exceed such Lender's Available Commitment, and the aggregate principal amount of the Loans at any one time outstanding hereunder of all Lenders shall at no time exceed the Total Available Commitments. Each Lender's agreement to make Loans hereunder is several and not joint with any other Lender.

     1.6 GENERAL. Unless otherwise specified in the Loan Documents: (i) references in a Loan Document to "Sections," "Exhibits," and "Schedules" are to sections, exhibits, and schedules in and to such Loan Document, (ii) references in a Loan Document to any document, instrument, or agreement (a) shall include all exhibits, schedules, and other attachments thereto, (b) shall include all documents, instruments, or agreements issued or executed in replacement thereof, to the extent permitted hereby, and (c) shall mean such document, instrument, or agreement, or replacement or predecessor thereto, as amended, supplemented, restated, or otherwise modified from time to time to the extent permitted hereby and in effect at any given time, (iii) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, the feminine, and the neuter, (iv) unless explicitly set forth to the contrary, a reference to a "Subsidiary" means a Subsidiary of the Borrower or a Subsidiary of such Subsidiary, and a reference to an "Affiliate" means a reference to an Affiliate of the Borrower, (v) titles and captions of Sections, subsections, and clauses in any Loan Document are for convenience only, and neither limit nor amplify the provisions of this
Agreement, (vi) unless otherwise indicated, all references to time are references to Boston, Massachusetts, time, (vii) all references to money
(including the symbol "$") are to lawful currency of the United States, references to "including" mean including without limiting the generality of any description preceding that word, (viii) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Loan Documents, (ix) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, and (x) references to any Legal Requirement include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it.

     1.7 ACCOUNTING PRINCIPLES. All accounting and financial terms used in the Loan Documents and the compliance with each financial covenant therein shall be determined in accordance with GAAP, and all accounting principles shall be applied on a consistent basis so that the accounting principles in a current period are comparable in all material respects to those applied during the preceding comparable period. The Borrower shall notify the Agent of any change in GAAP from that in effect on the date hereof which would in any way effect the operation of any covenant in any Loan Documents (including covenants which relate to Persons other than the Borrower, such as PWF and the Guarantor) whereupon, the Agent and the Borrower shall attempt for a reasonable period (not to exceed ten (10) Business Days unless the Agent and the Borrower agree to extend such time period) to agree upon appropriate amendments to the affected covenants to eliminate such effect and to produce equivalent results, failing which, for purposes of calculating such financial covenants, GAAP will mean generally accepted accounting principles on the date just prior to the date on which any such change in GAAP became effective.

2.   LOAN PROVISIONS.
     ---------------

     2.1  The Facility.
          ------------

          2.1.1 LOAN REQUESTS. Subject to the terms and conditions hereof, the Borrower may borrow, repay, and reborrow from time to time from the Closing Date until the Termination Date, upon notice by the Borrower to the Agent in the form of EXHIBIT 2.1.1 given in accordance with the provisions hereof, such sums as are requested by the Borrower, up to the maximum Applicable Availability Amount from time to time. Each request for a Loan hereunder shall constitute a representation and warranty by the Borrower that the representations and warranties contained in this Agreement are true and accurate on the date of such request. The Borrower may request: (i) up to the last Business Day of the Initial Advance Period, Loans, the proceeds of which shall be used solely for the purposes described in Section 1.2.1 (with the proceeds of all Loans for the purposes set forth in Section 1.2.1(iii) to be disbursed directly by the Agent to the payee of the indebtedness being paid against evidence satisfactory to the Agent of the amount owed to such payee), and (ii) during the period from the last Business Day of the Initial Advance Period until the Termination Date, additional Loans (each, a "Put/Call Advance"), the proceeds of which (x) shall be used solely for the purposes described in Section 1.2.2, (y) shall be disbursed directly to the applicable Selling Stockholder, and (z) shall not exceed the purchase price for the Option Purchased Shares being purchased with

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such Loan proceeds. The Lenders shall have no obligation to make any Loan to the
Borrower after the Termination Date.

          2.1.2 LOAN AVAILABILITY. Subject to the terms and conditions of this Agreement (including specifically, but without limitation, Section 1.5, 5.1 and 5.2 hereof), the maximum aggregate amount of Loans available to be borrowed from time to time under the Facility shall be determined as follows (with the maximum amount at any time thus available to be borrowed being referred to herein as the "Applicable Availability Amount"):

               (a) During the Initial Advance Period, in no event shall the aggregate outstanding balance of the Loans (including the requested Loan and any other then pending Loan requests) at any time exceed the lesser of
     (a) $30,000,000.00, or (b) eighty percent (80%) of the Eligible Servicing Portfolio Value at such time.

               (b) During the period from and after the time that any Put/Call Advance is requested by the Borrower up to the Termination Date, in no event shall the aggregate outstanding balance of the Loans (including the initial Put/Call Advance request, the requested Put/Call Advance and any other then pending Put/Call Advance requests) at any time exceed the lesser of (a) $40,000,000.00, or (b) seventy five percent (75%) of the Eligible Servicing Portfolio Value at such time.

               (c) From and after the Termination Date (a) the maximum aggregate outstanding amount of the Loans shall be the aggregate outstanding amount of the Loans on such date (the "Resized Facility Amount"), (b) the Lenders' Commitments shall be adjusted to be equal to, as to each Lender, such Lender's Commitment Percentage multiplied by the Resized Facility Amount, and (c) no reborrowing or further borrowing shall be permitted under this Agreement.

          2.1.3 OUTSTANDING BALANCE OF FACILITY. In the event that at any time the outstanding principal balance of the Loans under the Facility exceeds the then Applicable Availability Amount, the Borrower shall immediately repay such excess amount to the Agent (for the ratable benefit of the Lenders), so that the outstanding principal balance of Loans under the Facility does not exceed the then Applicable Availability Amount.

     2.2 TERM OF LOANS. The Loans shall mature and become due and payable, and shall be repaid (together with all accrued and unpaid interest thereon) by the Borrower in full, on the Maturity Date.

     2.3 INTEREST RATE AND PAYMENT TERMS. The Loans shall be payable as to interest and principal in accordance with the provisions of this Agreement and the Notes. This Agreement also provides for interest at a Default Rate, Late Charges and prepayment rights and fees. All payments for the account of Lenders shall be applied to the respective accounts of the Lenders in accordance with each Lender's Commitment Percentage. The Agent will use its best efforts to disburse such payments to the Lenders on the date of receipt thereof if received prior to 10:00 a.m. on such date and, if not, on the next Business Day. Any and all interest rate selection and conversion provisions in this Agreement are to be administered by the Agent and to be allocated on a pro rata basis to the Note held by each Lender based upon such Lender's Commitment Percentage.

          2.3.1 INTEREST RATE. Principal amounts outstanding under the Loans shall bear interest at the LIBOR Rate, subject to the conditions and limitations provided for in this Agreement.

          2.3.2 SELECTION TO BE MADE. Borrower shall select, and thereafter may change the selection of, the applicable interest rate, from the alternatives otherwise provided for in this Agreement, by giving Agent a Notice of Interest Period Selection: (i) at the time of the request for such Loan, or (ii) at least three (3) Business Days prior to the end of each Interest Period applicable to a LIBOR Advance.

          2.3.3 NOTICE. In connection with a request for a Loan, the Borrower shall give to the Agent a "Notice of Interest Period Selection" which shall be a written notice, given by telecopier (with authorized signature), or by telephone if immediately confirmed by such a written notice, from an Authorized Representative of Borrower which: (i) shall be irrevocable; (ii) is received by Agent not later than 10:00 o'clock A.M. at least three (3) Business Days prior to the first day of the Interest Period to which such selection is to apply, and

(iii) as to each selected interest period option, sets forth the aggregate principal amount(s) to which such interest rate option(s) shall apply and the Interest Period(s) applicable to each LIBOR Advance.

          2.3.4 IF NO NOTICE. If the Borrower shall have failed to provide the Agent with a timely Notice of Interest Period Selection, as provided for above, then, subject to the provisions of this Agreement concerning the availability of the LIBOR Rate, the Borrower shall be deemed to have selected and Interest Period of one (1) month. If the LIBOR Rate is not available (because the Agent is unable to determine LIBO as provided in the definition of "LIBO" or the LIBOR Rate is unavailable as contemplated by Section 2.6.2 hereof ) for any Loan made after the initial advance hereunder, then any such outstanding LIBOR Advance, or any such new Loan made shall be deemed to be a Variable Rate Advance, and on the last day of the applicable Interest Period all outstanding principal amounts of any such outstanding LIBOR Advance shall be deemed converted to a Variable Rate Advance, until the LIBOR Rate becomes available and a selection is made pursuant to Section 2.3.2 hereof.

          2.3.5 TELEPHONIC NOTICE. Without in any way limiting Borrower's obligation to confirm in writing any telephonic notice, Agent may act without liability upon the basis of telephonic notice believed by Agent in good faith to be from Borrower prior to receipt of written confirmation. In each case Borrower hereby waives the right to dispute Agent's record of the terms of such telephonic Notice of Interest Period Selection.

          2.3.6 LIMITS ON OPTIONS, ONE SELECTION PER MONTH. Each LIBOR Advance shall be in a minimum amount of $250,000.00. At no time shall there be outstanding a total of more than twelve (12) LIBOR Rate Advances combined at any time. If Borrower shall make more than one (1) interest rate selection in any thirty (30) day period, excluding conversions of outstanding advances made at the end of an applicable Interest Period of any previously outstanding LIBOR Advance, Agent may impose and Borrower shall pay a reasonable processing fee for each such additional selection.

          2.3.7 PAYMENT AND CALCULATION OF INTEREST. All interest shall be: (a) payable in arrears commencing February 1, 2002 and on the same day of each month thereafter until the principal together with all interest and other charges payable with respect to the Loans shall be fully paid; and (b) calculated on the basis of a 360 day year and the actual number of days elapsed. If a Loan shall at any time accrue interest at the Variable Rate pursuant to the terms and conditions of this Agreement, then each change in the Prime Rate shall simultaneously change the Variable Rate payable under this Agreement. Changes in the rate of interest resulting from the changes in the Prime Rate shall take place immediately without prior notice or demand of any kind. Interest at the LIBOR Rate shall be computed from and including the first day of the applicable Interest Period to, but excluding, the last day thereof.

          2.3.8 PRINCIPAL.
                ---------

               (a) Commencing March 31, 2003 (the "Termout Date") and continuing on the like day of each June, September, December, and March (each, a "Quarterly Payment Date") thereafter until (and including) the Quarterly Payment Date occurring most closely prior to the Termination Date, the Borrower shall make payments of principal, each of which shall be in the amount which is the sum of (x) the result of dividing (A) the outstanding principal balance of the Loans as of the Termout Date, by (B) the number forty (40), PLUS (y), in respect of each Put/Call Advance made during the period from the Termout Date up to the ---- Termination Date (the Borrower acknowledging that, after the Initial Advance Period only Loans for Put/Call Advances may be requested or made, and that after the Termination Period no Loans may be requested or shall be made), the result of dividing
     (A) the principal amount of each such Put/Call Advance by (B) the number forty (40) minus the number of Quarterly Payment Dates which have elapsed during the period from (and including) the Termout Date to the date of the subject Put/Call Advance (including the subject Quarterly Payment Date if such Put/Call Advance is advanced on such date).

               (b) Commencing with the first Quarterly Payment Date to occur after the Termination Date (or with such Quarterly Payment Date if it is also the Termination Date), and continuing until (and including) the Quarterly Payment Date occurring most closely prior to the Maturity Date, the Borrower shall make payments of principal, each of which but the last shall be in that amount which is the result of dividing (A) the aggregate outstanding principal balance of all Loans as of such date, by (B) the number forty (40) minus the number of Quarterly Payment Dates which have elapsed since (and including) the Termout Date (including such Quarterly Payment Date if it is also the Termination Date).

               (c) All unpaid principal, together with all accrued and unpaid interests and other outstanding fees, costs and charges, shall be due and payable in full on the Maturity Date.

          2.3.9 PREPAYMENT. The Loan or any portion thereof may be prepaid in full or in part at any time upon three (3) days prior written notice to Agent without premium or penalty with respect to Variable Rate Advances and, with respect to LIBOR Advances subject to the make-whole provision set forth in
Section 2.3.16 and upon payment of a Yield-Maintenance Fee. Any partial prepayment of principal shall first be applied to any installment of principal then due and then be applied to the principal due in the reverse order of maturity, and no such partial prepayment shall relieve Borrower of the obligation to pay each subsequent installment of principal when due.

          2.3.10 MATURITY. Upon acceleration of the Loans, if the Loans have been accelerated by Agent (or the Loans have been automatically terminated) upon an Event of Default, or at the Maturity Date, all accrued and unpaid interest, principal and other charges due with respect to the Loans shall be due and payable in full, and the principal balance and such other charges, but not unpaid interest, shall continue to bear interest at the Default Rate until so paid.

          2.3.11 METHOD OF PAYMENT; DATE OF CREDIT. All payments of interest, principal and fees shall be made in lawful money of the United States in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments:
(a) with respect to principal and interest, by direct charge to the repayment account of Borrower maintained with Agent, or (b) by wire transfer to Agent. Payments shall be credited on the Business Day on which immediately available funds are received prior to 1:00 P.M.; payments received after 1:00 P.M. shall be credited to the Loan on the next Business Day. Payments which are by check, which Agent may at its option accept or reject, or which are not in the form of immediately available funds shall not be credited to the Loans until such funds become immediately available to Agent, and, with respect to payments by check, such credit shall be provisional until the item is finally paid by the payor bank. All payments shall be applied first to the payment of all fees, expenses, and other amounts due to the Lenders (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal, PROVIDED, HOWEVER, that after the occurrence and during the continuation of an Event of Default, payments will be applied to the Obligations as the Agent determines, subject to the provisions of section 10.2.4.

          2.3.12 BILLINGS. Agent may submit monthly billings reflecting payments due; HOWEVER, any changes in the interest rate which occur between the date of billing and the due date may be reflected in the billing for a subsequent month. Neither the failure of Agent to submit a billing nor any error in any such billing shall excuse Borrower from the obligation to make full payment of all Borrower's payment obligations when due.

          2.3.13 DEFAULT RATE. Agent shall have the option of imposing, and Borrower shall pay upon billing therefor, an interest rate which is four percent (4%) per annum above the Variable Rate ("Default Rate"): (a) following any Event of Default, unless and until the Event of Default is waived by Agent or cured, the Default Rate shall cease to be effective, and (b) after the Maturity Date, Borrower's right to select pricing options shall cease.

          2.3.14 LATE CHARGES. Borrower shall pay, upon billing therefor, a "Late Charge" equal to five percent (5%) of the amount of any payment of principal, other than principal due at the Maturity Date (or the date on which the Agent accelerates the time for payment of the Loan after the occurrence of an Event of Default), interest, or fees, which is not paid within ten (10) days of the due date thereof. Late charges are: (a) payable in addition to, and not in limitation of, the Default Rate, (b) intended to compensate Agent for administrative and processing costs incident to late payments, (c) not interest, and (d) not subject to refund or rebate or credit against any other amount due.

          2.3.15 PREPAYMENT; YIELD MAINTENANCE. The Borrower may prepay a LIBOR Advance only upon at least three (3) Business days prior written notice to Agent (which notice shall be irrevocable). The Borrower shall pay to the Agent, for the ratable benefit of the Lenders, upon request of Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of Agent) to compensate Agent or any Lender for any loss, cost, or expense incurred as a result of: (i) any payment or prepayment, under any circumstances whatsoever, whether voluntary or involuntary, of all or any portion of a LIBOR Advance on a date other than the last day of the Interest Period for such LIBOR Advance; (ii) the conversion, for any reason whatsoever, whether voluntary or involuntary (including, without limitation, as a result of the acceleration of the Obligations), of any LIBOR Advance, to a Variable Rate Advance on a date other than the last day of the applicable interest Period, (iii) any failure by Borrower to borrow a LIBOR Advance on the date specified by Borrower's written notice; (iv) any failure by Borrower to pay a LIBOR Advance on the date for payment specified in Borrower's written notice. Without duplication of the foregoing, Borrower shall pay to Agent, for the ratable benefit of the Lenders, a "yield maintenance fee" in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the term chosen pursuant to a applicable Interest Period as to which the prepayment is made, shall be subtracted from the LIBOR Rate in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the Interest Period as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above-referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the Interest Period as to which the prepayment is made. The resulting amount shall be the yield maintenance fee due to Agent, for the ratable benefit of the Lenders, upon prepayment of a LIBOR Advance.

     2.4  LOAN FEES.
          ---------

          2.4.1 LOAN FEES. Borrower shall pay commitment fees as agreed to between the Borrower and the Agent in accordance with the provisions of the Fee Letter.

          2.4.2 AGENT'S FEES. Borrower shall pay to the Agent for its own account an administrative fee and such other fees as may be provided for in the Fee Letter.

          2.4.3 FACILITY FEE. Borrower agrees to pay a facility fee to Agent on behalf of the Lenders on the average daily unborrowed portion of the Facility from the Agreement Date to the Termination Date (the "Facility Fee"), calculated as set forth below. The Facility Fee shall be payable in arrears on the first Business Day of each calendar quarter for the immediately preceding calendar quarter or portion thereof and on the Termination Date, and shall be calculated by multiplying the average daily unborrowed portion of the Facility for such immediately preceding calendar quarter or portion thereof by 0.025%, and multiplying that product by a fraction, the numerator of which is the number of days during such calendar quarter that the Facility remained outstanding, and the denominator of which is the number of days during such calendar quarter. The Borrower shall not be entitled to any credit, rebate or repayment of the Facility Fee notwithstanding any termination of this Agreement or suspension or termination of the Agent's and any Lender's respective obligation to make Loans hereunder.

     2.5 ACCELERATION. The Agent may, and upon the request of the Requisite Lenders shall, terminate the Commitments and accelerate the Loans following an Event of Default, provided, however, upon the occurrence of any Event of Default described in Section 8.1.6 and 8.1.7, the Commitments shall automatically terminate and all such amounts shall become immediately due and payable automatically and without any requirement of notice from any of the Lenders or the Agent. Upon such an acceleration, all principal, accrued interest and costs and expenses shall be due and payable together with interest on such principal at the Default Rate and any applicable Make Whole Provisions and Yield Maintenance Prepayment Fee.

     2.6  ADDITIONAL PROVISIONS RELATED TO INTEREST RATE SELECTION.
          --------------------------------------------------------

          2.6.1 INCREASED COSTS. If, due to any one or more of: (i) the introduction of any applicable law or regulation or any change (other than any change by way of imposition or increase of reserve requirements already referred to in the definition of LIBOR Rate) in the interpretation or application by any authority charged with the interpretation or application thereof of any law or regulation; or (ii) the compliance with any guideline or request from any governmental central bank or other governmental authority (whether or not having the force of law), there shall be an increase in the cost to any Lender of agreeing to make or making, funding or maintaining LIBOR Advances, including without limitation changes which affect or would affect the amount of capital or reserves required or expected to be maintained by any Lender, with respect to all or any portion of the Loan, or any corporation controlling any Lender, on account thereof, then Borrower from time to time shall, upon written demand by Agent, additional amounts sufficient to indemnify any Lender against the increased cost. A certificate as to the amount of the increased cost and the reason therefor submitted to Borrower by Agent, in the absence of manifest error, shall be conclusive and binding for all purposes.

          2.6.2 ILLEGALITY. Notwithstanding any other provision of this Agreement, if the introduction of or change in or in the interpretation of any law, treaty, statute, regulation or interpretation thereof shall make it unlawful, or any central bank or government authority shall assert by directive, guideline or otherwise, that it is unlawful, for any Lender to make or maintain LIBOR Advances or to continue to fund or maintain LIBOR Advances then, on written notice thereof and demand by Agent to Borrower, (a) the obligation of Agent to make LIBOR Advances and to convert or continue any Loan as LIBOR Advances shall terminate and (b) Borrower shall convert all principal outstanding under this Agreement into Variable Rate Advances.

          2.6.3 ADDITIONAL LIBOR CONDITIONS. The maintenance of any Loan at the effective LIBOR Rate shall be subject to the following additional terms and conditions:

               (a) AVAILABILITY. If, before or after Borrower has provided the Agent with a Notice of Interest Period Selection, Agent notifies Borrower that:

                    (i) dollar deposits in the amount and for the maturity requested are not available to Lenders in the London interbank market at the rate specified in the definition of LIBO Rate set forth above, or

                    (ii) reasonable means do not exist for Agent to determine the LIBOR Rate for the amounts and maturity requested,

     then the principal which would have been a LIBOR Advance shall be a Variable Rate Advance.

               (b) PAYMENTS NET OF TAXES. All payments and prepayments of principal and interest under this Agreement shall be made net of any taxes and costs resulting from having principal outstanding at or computed with reference, to a LIBOR Rate. Without limiting the generality of the preceding obligation, illustrations of such taxes and costs are taxes, or the withholding of amounts for taxes, of any nature whatsoever including income, excise, interest equalization taxes (other than United States or state income taxes) as well as all levies, imposts, duties or fees whether now in existence or as the result of a change in or promulgation of any treaty, statute, regulation, or interpretation thereof or any directive, guideline or otherwise by a central bank or fiscal authority (whether or not having the force of law) or a change in the basis of, or the time of payment of, such taxes and other amounts resulting therefrom.

          2.6.4 CONVERSION OF INTEREST RATE PERIODS. At the end of each applicable Interest Period, the applicable LIBOR Rate Advance shall be converted to an Interest Period of one (1) month unless Borrower selects another Interest Period in accordance with the provisions of this Agreement.

3.   SECURITY FOR THE LOAN; LOAN AND SECURITY DOCUMENTS.
     --------------------------------------------------

     3.1 SECURITY. The Facility and the Loans, together with interest thereon and all other charges and amounts payable by, and all other obligations hereunder of, Borrower to the Agent and the Lenders, including, without limitation, any obligations pursuant to any Interest Rate Protection Agreements, whenever incurred, direct or indirect, absolute or contingent ("Obligations") shall be secured by the following (the "Collateral") which Borrower, and the Guarantor where applicable, agree to provide and maintain or to cause to be provided and maintained:

          3.1.1 PLEDGE AND SECURITY AGREEMENTS. Pursuant to the Borrower Pledge and Security Agreement, the Guarantor Pledge and Security Agreement, and the Pledgor Stockholders Pledge and Security Agreement, respectively, a first priority pledge, assignment and security agreement in favor of the Agent, for the ratable benefit of the Lenders, with respect to (i) all of the Borrower's right, title and interest, in and to any shares of PWF Common Stock from time to time and all related rights and interests, (ii) all of the Guarantor's right, title and interest in and to all issued and outstanding capital stock of the Borrower, from time to time and all related rights and interests, and (iii) all of the Pledgor Stockholders' respective rights, title and interests, in and to their respective shares of PWF Common Stock and related rights and interests.

          3.1.2 COLLATERAL ASSIGNMENT OF INTEREST RATE PROTECTION AGREEMENTS. A first priority pledge, assignment and security agreement (the "Collateral Assignment of Interest Rate Protection Agreements") in favor of the Agent, for the ratable benefit of the Lenders, with respect to all of the Borrower's right, title and interest in and to all Interest Rate Protection Agreements.

          3.1.3 COLLATERAL ASSIGNMENT OF RIGHTS UNDER STOCK PURCHASE AGREEMENT. The Borrower hereby grants a continuing security interest in and assigns and pledges to the Agent, for the ratable benefit of the Lenders, all of its right, title and interest in and to any and all payments which are or may hereafter become due to the Borrower under the Stock Purchase Agreement, including, without limitation, all rights in and to the Holdback, any Reduction (as defined in the Stock Purchase Agreement), and any rights to any payments from any Stockholder pursuant to the indemnification provisions of the Stock Purchase Agreement, and any all other rights to payment to which the Borrower is, or becomes, entitled under, in respect of, or arising out of, the Stock Purchase Agreement, and all proceeds and products of any of the foregoing. The Borrower hereby covenants with Agent as follows:

               (a) After notice from the Agent, upon and during the continuance of an Event of Default, the Borrower shall not amend, modify, or waive any provisions of the Stock Purchase Agreement without the Agent's consent; PROVIDED, HOWEVER, in no event shall the Borrower amend, modify, or waive any provisions of the Stock Purchase Agreement, the effect of which would be to (x) recalculate either of (i) the "Put Option Payment" or (ii) the "Call Option Payment" (each as defined in the Stock Purchase Agreement),
     (y) amend the definitions of (i) the "Put Option" or (ii) the "Call Option" (each as defined in the Stock Purchase Agreement), or (z) materially increase any other financial obligation of the Borrower thereunder.

               (b) After notice from the Agent, upon and during the continuance of an Event of Default, the Borrower shall not exercise any right it may have to reduce -- by set off or similar right -- any amounts owed from time to time by the Borrower to the Selling Stockholders by any amounts as may from time to time become payable by the Selling Stockholders to the Borrower under any Stock Purchase Agreement.

               (c) As a condition to entering into the Facility and making the Loans, the Agent and the Lenders have required the Borrower to obtain (a) the consent of the Selling Stockholders to the Borrower's granting of a security interest in and collateral assignment of the Stock Purchase Agreement by the Borrower to the Agent for the ratable benefit of the Lenders, and (b) the specific acknowledgment from the Selling Stockholders of certain of the Agent's rights in respect of the Stock Purchase Agreement. The Selling Stockholders shall provide such consent and acknowledgment, as set forth in that certain letter agreement in the form of EXHIBIT 3.1.3(III).

               (d) This Agreement constitutes an authenticated record which authorizes the Agent to file such financing statements as the Agent determines as appropriate to perfect or protect the security interests created by this Agreement.

     3.2 LOAN DOCUMENTS AND SECURITY DOCUMENTS. The Loans shall be made, evidenced, administered, secured and governed by all of the terms, conditions and provisions of the "Loan Documents," each as the same may be hereafter modified or amended, consisting of: (i) this Loan Agreement, (ii) the Notes made payable by the Borrower in favor of each Lender, (iii) the Pledge and Security Agreements, (iv) the Collateral Assignment of Interest Rate Protection Agreements, (v) any Interest Rate Protection Agreement as to which the Agent or an Affiliate of the Agent is a counterparty, (vi) the Guaranty, (vii) UCC Financing Statements, and (viii) any other documents, instruments, or agreements executed to further evidence or secure the Loans. Each of the Loan Documents listed in items (i) through (vi), inclusive, shall be dated of even date herewith.

     Those Loan Documents consisting of the Pledge and Security Agreements, the Collateral Assignment of Interest Rate Protection Agreements, the UCC financing statements, and this Agreement are sometimes collectively referred to herein as the "Security Documents."

4. CONTINUING AUTHORITY OF AUTHORIZED REPRESENTATIVES. Agent and each of the Lenders are authorized to rely upon the continuing authority of the Persons hereafter designated by the Borrower ("Authorized Representatives") to bind Borrower with respect to all matters pertaining to the Loans and the Loan Documents including, but not limited to, the selection of interest rates, the submission of requests for Loans, and certificates with regard thereto. Such authorization may be changed only upon written notice to Agent accompanied by evidence, reasonably satisfactory to Agent, of the authority of the person giving such notice and such notice shall be effective not sooner than five (5) Business Days following receipt thereof by Agent. The Authorized Representatives as of the Agreement Date are listed on SCHEDULE 4. The Agent shall have a right of approval, not to be unreasonably withheld or delayed, over the identity of the Authorized Representatives so as to assure Agent and each of the Lenders that each Authorized Representative is a responsible and senior official of Borrower.

5.   CONDITIONS PRECEDENT.
     --------------------

     5.1 ESTABLISHMENT OF FACILITY AND FUNDING INITIAL LOAN. It shall be a condition precedent of Lenders' obligation to establish the Facility and to fund the initial Loan that each of the following conditions precedent be satisfied in full (as determined by the Agent and Requisite Lenders in their discretion, which discretion shall be exercised in good faith), unless specifically waived in writing by the Agent and the Requisite Lenders at or prior to closing and funding of the first Loan:

          5.1.1 SATISFACTORY LOAN DOCUMENTS. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, and shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders.

          5.1.2 NO MATERIAL CHANGE. No material adverse change shall have occurred in the financial condition, business, affairs or operations of the Borrower, the Guarantor or PWF since the date of their respective financial statements most recently delivered to the Agent (September 30, 2001).

          5.1.3 CONSUMMATION OF INITIAL ACQUISITION. Utilizing proceeds of the initial Loan, the Initial Acquisition shall have been consummated to the satisfaction of the Agent.

          5.1.4 INTEREST RATE PROTECTION AGREEMENT. The Borrower shall have entered into an Interest Rate Protection Agreement on terms and conditions satisfactory to the Agent.

          5.1.5 WARRANTIES AND REPRESENTATIONS ACCURATE. All warranties and representations made by or on behalf of any of Borrower, Guarantor and PWF to Agent or any of the Lenders pursuant to the Loan Documents, and all of the representations and warranties made by the Selling Stockholders to the Borrower in the Stock Purchase Agreement, shall be true and accurate in all material respects and shall not omit any material fact necessary to make the same not misleading.

          5.1.6 FINANCIALS. Agent and each of the Lenders shall have received and approved financial statements from Borrower complying with the standards set forth in Section 7.5.

          5.1.7 VALIDITY AND SUFFICIENCY OF SECURITY DOCUMENTS. The Security Documents shall create a valid and perfected lien on the Collateral described therein and all related UCC filings shall have been duly filed to the satisfaction of Agent and its counsel. The Agent shall have received stock certificates and stock powers from each of the Borrower, the Guarantor and the Pledgor Stockholders with respect to the stock and related rights covered by their respective Pledge and Security Agreements.

          5.1.8 NO OTHER LIENS. The Collateral shall not be subject to any liens or encumbrances, whether inferior or superior to the Loan Documents or the other Security Documents.

          5.1.9 ORGANIZATIONAL DOCUMENTS AND ENTITY AGREEMENTS. The Agent shall have received from each of the Borrower, the Guarantor, PWF and the PWF Subsidiaries a copy, certified as of a recent date by the appropriate officer of the State in which such Person is organized to be true and complete, of the corporate charter and any other organization documents of such Person as in effect on such date of certification (other than Larson Financial Resources, Inc.). The Borrower, the Guarantor, PWF and the PWF Subsidiaries shall furnish evidence satisfactory to the Agent that they are each duly qualified and in good standing in each jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify, except where the failure to so qualify could not have a materially adverse effect on the business, assets, or financial condition of the Borrower, the Guarantor, PWF or the PWF Subsidiaries. Notwithstanding, the foregoing, the Agent acknowledges and agrees that certificates of foreign qualification for (i) PWF from the Secretary of State for the State of Illinois, and (ii) Cambridge Healthcare Funding Inc. from the Secretary of State of the Commonwealth of Massachusetts shall be delivered to the Agent in accordance with the provisions of Section 7.11.

          5.1.10 VOTES, CONSENTS AND AUTHORIZATIONS. All action on the part of the Borrower and Guarantor necessary for the valid execution, delivery and performance by (x) the Borrower of this Agreement and the other Loan Documents to which it is or is to become a party, and (y) the Guarantor of the Loan Documents to which it is or is to become a party, shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to the Agent. The Agent shall have received from the Borrower true copies of the Borrower's by-laws and the resolutions adopted by the Borrower's board of directors authorizing the transactions described herein, each certified by the Borrower's secretary as of a recent date to be true and complete, and the Agent shall have received from the Guarantor true copies of the Guarantor's Declaration of Trust and the resolutions adopted by the Guarantor's Board of Trustees authorizing the transactions described herein, each certified by the Guarantor's Secretary as of a recent date to be true and complete.

          5.1.11 INCUMBENCY CERTIFICATE; AUTHORIZED SIGNERS. The Agent shall have received from the Borrower an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of each of the Borrower and the Guarantor and giving the name and bearing a specimen signature of each individual who shall be an Authorized Representative: (a) to sign, in the name and on behalf of such Person, each of the Loan Documents to which such Person is or is to become a party; (b) with respect to the Borrower, to make requests for Loans; and (c) to give notices and to take other action on behalf of the Borrower under the Loan Documents.

          5.1.12 CORPORATE STRUCTURE. The Agent shall be satisfied in all respects with the legal structure and capitalization of the Borrower, PWF and the PWF Subsidiaries and all documentation relating thereto.

          5.1.13 LITIGATION. There shall be no pending or threatened litigation involving the Borrower, the Guarantor, PWF or any of the PWF Subsidiaries which, in the judgment of the Agent, could have a material adverse effect on such Person or the ability of the Borrower or the Guarantor to perform their obligations under the Loan Documents to which they are a party, and no judgment, order, injunction or other similar injunction or other similar restraint prohibiting any of the transactions contemplated hereby shall exist.

          5.1.14 APPRAISALS. The Agent shall have been provided with an Appraisal of the Servicing Rights which have been prepared by an Approved Servicing Rights Appraiser, utilizing methodology satisfactory to the Agent, evidencing Servicing Rights Appraised Value acceptable to the Agent.

          5.1.15 EVIDENCE OF INSURANCE. The Agent shall have received evidence, in form, scope and substance and with such insurance carriers, satisfactory to the Agent, for all insurance policies required under any of the Loan Documents.

          5.1.16 FINANCIAL STATEMENTS. The Lenders shall have received such financial statements and other information and projections as the Agent shall have reasonably requested, and the information shall be satisfactory to the Lenders.

          5.1.17 EXAMINATION OF BOOKS AND ASSETS. The Agent shall have been afforded the opportunity prior to closing, to review the books, records, leases, contracts, pension plans, workers' compensation and retiree health plans, ERISA matters, product liability litigation, insurance coverage and properties of the Borrower and PWF and the other parties to the Initial Acquisition, and to perform such other due diligence regarding the Initial Acquisition and the

Borrower,  PWF and the PWF  Subsidiaries  as the Agent shall have required,  the
results  of  which  review  and  due  diligence   shall  have  been   reasonably
satisfactory to the Agent and its counsel.

          5.1.18 COMPLIANCE WITH LAW. The Agent shall be satisfied that (i) the Borrower and the Guarantor have obtained all material and appropriate authorizations and approvals of all governmental authorities or any other third parties (including, without limitation, any approvals required by any of Fannie Mae, FHA, Freddie Mac, GNMA and/or HUD), required for the due execution, delivery and performance by the Borrower and the Guarantor of each of the Loan Documents to which it is or will be a party and for the perfection of or the exercise by the Agent and each Lender of their respective rights and remedies under the Loan Documents, and (ii) the Loans as well as all other transactions contemplated hereby, shall be in material compliance with, and the Borrower and the Guarantor shall have obtained, all material and appropriate approvals pertaining to, all applicable laws, rules, regulations and orders, including, without limitation, all governmental, environmental, ERISA retiree health benefits, workers' compensation and other requirements, regulations and laws and shall not contravene any charter, by-law, debt instrument or other material Contractual Obligation of Borrower and Guarantor and their respective Subsidiaries.

          5.1.19 LEGAL AND OTHER OPINIONS. Each of the Lenders and the Agent shall have received an opinion addressed to the Lenders and the Agent and dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Agent from the Borrower's and Guarantor's counsel, Proskauer Rose LLP.

          5.1.20 BORROWER'S EXPENDITURES. The Agent shall have received evidence satisfactory to the Agent that the Borrower has expended in cash not less than $9,000,000.00 towards the consummation of the Initial Acquisition.

          5.1.21 PAYMENT OF FEES. The Borrower shall have paid to the Agent all fees and expenses required pursuant to this Agreement, the Fee Letter and the other Loan Documents.

          5.1.22 NO DEFAULT. There shall not be any Default under any of the Loan Documents.

          5.1.23 ADDITIONAL DOCUMENTS. The Borrower shall have provided such additional instruments and documents to the Agent and the Lenders as the Agent and the Agent's counsel may have reasonably requested.

     5.2 SUBSEQUENT ADVANCES. Each Loan after the first Loan (hereinafter, a "Subsequent Advance") shall be subject to the condition precedent that all conditions to funding of the first Loan were satisfied or waived on the Closing Date and to the further satisfaction of each of the following conditions precedent, unless specifically waived in writing by Agent at or prior to the time of each such Subsequent Advance:

          5.2.1 REPRESENTATIONS TRUE; NO EVENT OF DEFAULT. Each of the representations and warranties and covenants of the Borrower, the Guarantor and PWF and the PWF Subsidiaries contained in this Agreement or the other Loan Documents shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated and permitted by this Agreement and the other
Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing. Each of the Lenders shall have received a certificate of the Borrower signed by an authorized officer of the Borrower to such effect.

          5.2.2 NO LEGAL IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan.

          5.2.3 GOVERNMENTAL REGULATION. Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

          5.2.4 PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Agreement, the other Loan Documents and all other documents incident thereto shall be reasonably satisfactory in substance and in form to the Lenders and to the Agent's counsel, and the Lenders and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

          5.2.5 NO ADVERSE CHANGES. There shall not have been any material adverse change in the financial condition, business, affairs of the Borrower, the Guarantor, or PWF since the date of this Loan Agreement which in Agent's good faith judgment may jeopardize in a material manner the ability of Borrower or Guarantor to perform fully their respective obligations under each applicable Loan Document.

          5.2.6 PLEDGE OF ADDITIONAL PWF STOCK. Upon the funding of any Put/Call Advance, the Borrower shall provide the Agent with an amendment to the Borrower Pledge and Security Agreement to add such portion of the additional PWF Common Stock acquired with the proceeds of such Put/Call Advance, as well as deliver to the Agent the stock certificate representing such additional PWF Common Stock together with a duly executed stock power in blank.

          5.2.7 OTHER CERTIFICATES. Agent shall have received and approved such other documents, and certificates as Lender may reasonably request, in form and substance reasonably satisfactory to Lender.

6. WARRANTIES AND REPRESENTATIONS. Borrower warrants and represents to Agent and each of the Lenders for the express purpose of inducing Lenders to enter into this Agreement, to make each Loan, and to otherwise complete all of the transactions contemplated hereby, that, as of the date of the Agreement Date and upon the date of each Loan, as follows:

     6.1 FINANCIAL INFORMATION. True and complete copies of financial statements of Borrower, the Guarantor, PWF and the PWF Subsidiaries have been delivered to Agent and each of the Lenders and the same fairly present the financial condition of such Person as of the date thereof and no material and adverse change has occurred in such financial condition since the date thereof. All financial statements of such Persons hereafter furnished to Agent or any of the Lenders shall be true and complete copies thereof and shall fairly present the financial condition of such Person as of the date thereof.

     6.2 NO VIOLATIONS. The establishment of the Facility, the obtaining of Loans, and the subsequent payment and performance of the Obligations evidenced and secured by the Loan Documents shall not constitute a violation of, or conflict with, any Legal Requirement, Contractual Obligations or organizational document to which Borrower and/or Guarantor is a party or by which it or its property is or may be bound.

     6.3 NO LITIGATION. There are no actions, suits, proceedings or investigations of any kind pending or, to the knowledge of the Borrower, threatened, against the Borrower, the Guarantor, the Guarantor's Subsidiaries, PWF, or the PWF Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, would reasonably be expected to, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of such Person or materially impair the right of such Person or its Subsidiaries to carry on business substantially as now conducted by it, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the balance sheet of such Person (considering PWF and the PWF Subsidiaries as a single Person for purposes of this Section 6.3), or which question the validity of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

     6.4 FRANCHISES, PATENTS, COPYRIGHTS, ETC. The Borrower, the Guarantor, PWF and the PWF Subsidiaries each possess all franchises, patents, copyrights, trademarks, trade names, Licenses and Permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted, without known conflict with any rights of others.

     6.5 GOOD TITLE AND NO LIENS. Borrower and Guarantor, respectively, are the lawful owner of their respective Collateral and are and will be the lawful owner of the Collateral, free and clear of all liens and encumbrances of any nature whatsoever.

     6.6 USE OF PROCEEDS. The proceeds of the Loans shall be used solely and exclusively for those matters set forth in Sections 1.2 and 2.1.1.

     6.7  ENTITY MATTERS.
          --------------

          6.7.1 ORGANIZATION.
                ------------

               (a) Borrower is a duly organized validly existing corporation in good standing under the laws of Delaware and is duly qualified in the jurisdiction where the nature of its business is such that qualification is required and where failure to be so qualified would materially adversely affect its business or assets, and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned, and as contemplated by this Loan Agreement.

               (b) Guarantor is a duly organized validly existing business trust in good standing under the laws of Delaware and is duly qualified in the jurisdiction where the nature of its business is such that qualification is required and where failure to be so qualified would materially adversely affect its business or assets, and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned, and as contemplated by this Loan Agreement.

               (c) PWF is a duly organized validly existing corporation in good standing under the laws of Delaware and, except for the State of Illinois, is duly qualified in the jurisdiction where the nature of its business is such that qualification is required and where failure to be so qualified would materially adversely affect its business or assets, and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned, and as contemplated by this Loan Agreement.

               (d) Larson Financial Resources, Inc. is a duly organized validly existing corporation in good standing under the laws of New Jersey and is duly qualified in the jurisdiction where the nature of its business is such that qualification is required and where failure to be so qualified would materially adversely affect its business or assets, and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned, and as contemplated by this Loan Agreement.

               (e) Cambridge Healthcare Funding Inc. is a duly organized validly existing corporation in good standing under the laws of Delaware and, except for the Commonwealth of Massachusetts, is duly qualified in the jurisdiction where the nature of its business is such that qualification is required and where failure to be so qualified would materially adversely affect its business or assets, and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned, and as contemplated by this Loan Agreement.

          6.7.2 OWNERSHIP, SUBSIDIARIES AND TAXPAYER IDENTIFICATION NUMBERS.
                -----------------------------------------------------------

               (a) All of the stockholders of each of the Borrower, PWF and the PWF Subsidiaries and a description of the ownership interests held by the same, and all of the Borrower's Subsidiaries, are listed in SCHEDULE 6.7.2 and no additional ownership interests, or rights or instruments convertible into such ownership interests, exist, except as set forth on SCHEDULE 6.7.2 . True and complete copies of each of the agreements listed on SCHEDULE
     6.7.2 have been furnished to the Agent by the Borrower.

               (b) The taxpayer identification numbers and state organizational numbers (if applicable) of the foregoing Persons are accurately stated in
     SCHEDULE 6.7.2.

               (c) The Borrower, the Guarantor and PWF are each the owner, free and clear of all liens and encumbrances, of the capital stock which they purport to own of each of their respective Subsidiaries. All shares of such stock have been validly issued and are fully paid and nonassessable and no rights to subscribe to any additional shares have been granted, and no options, warrants, or similar rights are outstanding except as set forth in
     SCHEDULE 6.7.2.

          6.7.3 AUTHORIZATION. The execution, delivery and performance of this Agreement and the other Loan Documents to which the Borrower and the Guarantor are to become a party and the transactions contemplated hereby and thereby (i) are within the authority of such Person, (ii) have been duly authorized by all necessary corporate or business trust proceedings, (iii) do not conflict with or result in any breach or contravention of any Legal Requirement to which such Person is subject or any judgment, order, writ, injunction, license or permit applicable to such Person, and (iv) do not conflict with any provision of such Person's organization documents or other charter documents or bylaws of, or any Contractual Obligation of, such Person, except where such conflict would not have a materially adverse effect on the business, assets or financial condition of such Person.

     6.8 VALID AND BINDING. Each of the Loan Documents constitute legal, valid and binding obligations of the Borrower, the Guarantor and the Pledgor Stockholders under the respective Loan Document to which they are party, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, with respect to the availability of the remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.

     6.9 DEFERRED COMPENSATION AND ERISA. Borrower does not have any pension, profit sharing, stock option, insurance or other arrangement or plan for employees covered by Title IV of the Employment Retirement Security Act of 1974, as now or hereafter amended ("ERISA") except as may be designated to Agent in writing by Borrower from time to time ("ERISA Plan") and no "Reportable Event" as defined in ERISA has occurred and is now continuing with respect to any such ERISA Plan. The granting of the Loans, the performance by Borrower of its obligations under the Loan Documents, and Borrower's conducting of its operations do not and will not violate any provisions of ERISA.

     6.10 NO  MATERIALLY  ADVERSE  CONTRACTS,  ETC.  None of the  Borrower,  the
Guarantor, PWF or any of their respective Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of such Person. None of the Borrower, the Guarantor, PWF or any of their respective Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the such Person's officers, to have any materially adverse effect on the business of such Person or such Person's Subsidiaries.

     6.11 COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. None of the Borrower, the Guarantor, PWF or any of their respective Subsidiaries is in violation of any provision of its charter or other organization documents, by-laws, or any Contractual Obligations or Legal Requirements, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of such Person or such Person's Subsidiaries.

     6.12 TAX STATUS. The Borrower, the Guarantor and PWF (a) have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which such Person is subject, (b) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except for taxes being contested as provided in clause (b), above, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the foregoing Persons know of no basis for any such claim.

     6.13 HOLDING COMPANY AND INVESTMENT COMPANY ACTS. Neither the Borrower, the Guarantor nor any of their Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

     6.14 CERTAIN TRANSACTIONS. Except as set forth in SCHEDULE 6.14 hereof, as of the date of this Agreement, none of the officers, trustees, directors, or employees of the Borrower or any of its Subsidiaries is a party to any transaction with the Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, trustee, director or such employee or any corporation, partnership, trust or other entity in which any officer, trustee, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     6.15 REGULATIONS U AND X. No portion of any Loan is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

     6.16 LOAN DOCUMENTS. All of the representations and warranties of the Borrower and the Guarantor made in their respective Loan Documents are true and correct in all material respects.

     6.17 NO MATERIAL CHANGE; NO DEFAULT. There has been no material adverse change in the financial condition, business, affairs of Borrower, the Guarantor or PWF since the date of its last financial statement most recently delivered to the Agent. No Default or Event of Default exists under any of the Loan Documents.

     6.18 NO BROKER OR FINDER. Neither the Borrower, nor anyone on behalf thereof has dealt with any broker, finder or other person or entity who or which may be entitled to a broker's or finder's fee, or other compensation, payable by the Agent or any of the Lenders in connection with this Loan.

     6.19 BACKGROUND INFORMATION AND CERTIFICATES. All of the factual information contained or referred to in Section 1 of this Agreement and in the Exhibits and Schedules to this Agreement, and in the certificates furnished to the Agent or any of the Lenders by or on behalf of Borrower or the Guarantor in connection with this Agreement or any other Loan Document is true and complete in all material respects, and omits no material fact necessary to make the same not misleading.

     Each request by the Borrower for a Loan: (i) shall constitute an affirmation by Borrower that the foregoing representations and warranties remain true and correct as of the date of such request (except as to matters specifically disclosed in writing to Agent and each of the Lenders prior to or simultaneously with such written request, and except to the extent of changes resulting from transactions contemplated and permitted by this Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date) and, unless Agent and each of the Lenders is notified to the contrary prior to the disbursement of the requested Loan, will be so on the date of such Loan, and (ii) shall constitute the representation and warranty of Borrower that the information set forth in each such request is true and correct, and omits no material fact necessary to make the same not misleading.

7. COVENANTS. Borrower covenants and agrees that from the date hereof and so long as Lenders have any obligation to make the Loans hereunder, or any indebtedness is outstanding hereunder, or any Loan or other Obligations remain outstanding, as follows:

     7.1 PUNCTUAL PAYMENT. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans and all interest, fees and other Obligations provided for in this Agreement, all in accordance with the terms of this Agreement and the Notes, as well as all other sums owing pursuant to the Loan Documents.

     7.2 MAINTENANCE OF OFFICE. The Borrower will maintain its chief executive office in New York, New York, or at such other place in the United States of America as the Borrower shall designate upon not less than forty five (45) days prior written notice to the Agent.

     7.3 RECORDS AND ACCOUNTS. The Borrower will (a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves.

     7.4  NOTICES.
          -------

          7.4.1 DEFAULTS. The Borrower will promptly notify the Agent in writing of the occurrence of any Default or Event of Default known to the Borrower. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement or under any note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal or surety, and such default would permit the holder of such note or obligation or other evidence of indebtedness to accelerate the maturity thereof, which acceleration would have a material adverse effect on the Borrower, the Borrower shall forthwith give written notice thereof to the Agent describing the notice or action and the nature of the claimed default.

          7.4.2 NOTIFICATION OF CLAIMS AGAINST COLLATERAL. The Borrower will, promptly upon (but in any event not later than ten (10) days after) becoming aware thereof, notify the Agent in writing of any events relating to the Collateral that materially adversely affect the rights of the Agent or the Lenders with respect thereto.

          7.4.3 NOTICE OF LITIGATION AND JUDGMENTS. The Borrower will, and will cause each of its Subsidiaries, the Guarantor, any Subsidiaries of the Guarantor, PWF and the PWF Subsidiaries to, give notice to the Agent and each of the Lenders in writing (within ten (10) days of the date on which any such Person shall become aware thereof) of any litigation or proceedings threatened or any pending litigation and proceedings affecting such Person or to which such Person is or is to become a party involving an amount in controversy exceeding $250,000.00 or that could reasonably be expected to have a materially adverse effect on such Person and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of its Subsidiaries, the Guarantor, any Subsidiaries of the Guarantor, PWF and the PWF Subsidiaries to, give notice to the Agent and each of the Lenders, in writing in form and detail satisfactory to the Agent and each of the Lenders, (within ten (10) days of the date on which any such Person shall become aware thereof) of any judgment in excess of $250,000.00 not covered by insurance, final or otherwise, against such Persons.

          7.4.4 NOTICE OF PAYMENTS/ CLAIMS UNDER STOCK PURCHASE AGREEMENT. The Borrower will keep the Agent informed, in a prompt and timely manner (but not later than ten (10) days after), of any and all claims for indemnification, or any threatened legal action, at any time asserted against it or the Guarantor by, or by it or the Guarantor against, any Selling Stockholder under or in respect of the Stock Purchase Agreement, whether or not covered by the Holdback, below any claim threshold, or in excess of any claim ceiling.

     7.5 FINANCIAL STATEMENTS AND REPORTS. Borrower shall furnish or cause to be furnished to the Agent and each of the Lenders from time to time, the following financial statements and reports and other information, all in form, manner of presentation and substance reasonably acceptable to Agent:

          7.5.1 ANNUAL STATEMENTS. As soon as practicable, but in any event not later than one hundred twenty (120) days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet of the Guarantor and the Guarantor's Subsidiaries (on a consolidated basis), and the unaudited consolidating balance sheet of the Borrower and its Subsidiaries (on a consolidating basis) at the end of such year, and the related respective audited consolidated and unaudited consolidating statements of earnings and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with Generally Accepted Accounting Principles, and accompanied by an auditor's report prepared without qualification by an independent certified public accountant reasonably acceptable to the Agent, together with a copy of the Guarantor's Form 10-K filed with the Securities and Exchange Commission for such fiscal year.

          7.5.2 QUARTERLY STATEMENTS. As soon as practicable, but in any event not later than sixty (60) days after the end of each fiscal quarter of the Borrower, the management prepared consolidated balance sheet of the Guarantor and the Guarantor's Subsidiaries, and the management prepared consolidating balance sheet of the Borrower and its Subsidiaries at the end of such quarter (including for the fourth fiscal quarter, which shall be subject to normal year end audit adjustments), and the related management prepared consolidating statements of earnings and cash flows for such quarter, each setting forth in comparative form the figures for the previous fiscal quarter and all such statements to be in reasonable detail, prepared in accordance with Generally Accepted Accounting Principles, together with a copy of the Guarantor's Form 10-Q filed with the Securities and Exchange Commission for such fiscal quarter.

          7.5.3 PUBLIC FILINGS. Within ten (10) Business Days after the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the public stockholders of the Guarantor.

          7.5.4 COMPLIANCE CERTIFICATE. Concurrently with the delivery of the financial statements referred to in Sections 7.5.1 and 7.5.2 above, a certificate of an Authorized Representative stating that, to the best of such Authorized Representative's knowledge, the Borrower, the Guarantor and PWF during such period observed or performed in all material respects all of their covenants and other agreements, and satisfied in all material respects every material condition, contained in this Agreement to be observed, performed or satisfied by them, and that such Authorized Representative has obtained no knowledge of any Default or Event of Default except as specified in such certificate and such certificate shall include the calculations in reasonable detail required to indicate Borrower's compliance with Section 7.24.1.

          7.5.5 ACCOUNTANT'S LETTERS. Contemporaneously with the Borrower's receipt thereof, copies of all accountants' management letters delivered to any of the Borrower, its Subsidiaries, the Guarantor or any of the Guarantor's Subsidiaries.

          7.5.6 ADDITIONAL FINANCIAL INFORMATION. From time to time, within a reasonable time after the request, such other financial data and information as the Agent or any Lender may reasonably request.

          7.5.7 PWF REPORTING. All financial reports, financial statements, compliance determinations and certificates and other information at any time required to be furnished, or otherwise furnished, to the Agent and/or to the Lenders, with respect to PWF shall be prepared and presented on a consolidated and consolidating basis (both as relating to the Borrower and to the PWF Subsidiaries).

     7.6 EXISTENCE; CONDUCT OF BUSINESS. Except as a consequence of a transaction permitted pursuant to Section 7.16.1(i) or (ii): (a) the Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect (i) its existence as a Delaware corporation, (ii) the Guarantor's existence as a Delaware business trust, (iii) PWF's existence as a Delaware corporation, (iv) Larson Financial Resources, Inc.'s existence as a New Jersey corporation, and (v) Cambridge Healthcare Funding Inc.'s existence as a Delaware corporation, (b) the Borrower will do or cause to be done all things necessary to preserve and keep in full force all of its rights and franchises and those of the foregoing Persons, except where such failure would not have a material adverse effect on the business, assets or financial condition of any such Person, and (c) the Borrower will only engage in business now engaged in by it or those which are complementary to such business or the business now conducted by the Guarantor and the Guarantor's other Subsidiaries, and will cause PWF and its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses. Notwithstanding the foregoing, the Borrower and the PWF Subsidiaries may engage in business operations associated with multi-family real estate as well as those business operations currently engaged in or related to those currently engaged in by the Related Capital Company and the Guarantor and its Subsidiaries.

     7.7 INSURANCE. SCHEDULE 7.7 sets forth all presently existing insurance maintained by the Borrower and PWF. The Borrower will maintain insurance with respect to its other properties, and will cause each of its Subsidiaries to maintain with financially sound and reputable insurers, insurance with respect to such properties and its business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent.

     7.8 TAXES AND TRADE DEBT. The Borrower will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, except for those taxes, assessments or charges which any such Person is contesting in good faith by appropriate proceedings and with respect to which appropriate reserves have been established and are being maintained in accordance with Generally Accepted Accounting Principles.

     7.9 COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. Except where the failure to comply would not have a material adverse effect on the business, operations, properties, assets, or financial condition of the Borrower, the Guarantor, PWF and the PWF Subsidiaries, the Borrower will comply with, and will cause each of the foregoing Persons to comply with (a) all applicable Legal Requirements now or hereafter in effect wherever its business is conducted, (b) the provisions of its Constituent Documents, and (c) all of such Person's Contractual Obligations. If at any time while any Obligation is outstanding or the Lenders have any obligation to make Loans hereunder, any Governmental Authorization or other third party consents, approvals, or notifications shall become necessary or required in order that the Borrower may fulfill any of its obligations hereunder, the Borrower will promptly take or cause to be taken all reasonable steps within the power of the Borrower to obtain such Governmental Authorization or other third party consents and to provide such notifications, and furnish the Agent and the Lenders with evidence thereof.

     7.10 BANK ACCOUNTS. To permit the Agent to monitor the financial performance of the Borrower, PWF and the PWF Subsidiaries, the Borrower shall, and shall cause each of PWF and the PWF Subsidiaries to, maintain all of their primary deposit, escrow and investment accounts with Fleet National Bank. The Borrower, PWF and the PWF Subsidiaries shall diligently pursue the establishment of the aforementioned accounts at Fleet National Bank and shall diligently pursue the closing of existing accounts at other banks, and the Borrower, PWF and the PWF Subsidiaries acknowledge and agree that the foregoing shall be completed no later than June 30, 2002, with time being of the essence. Notwithstanding the foregoing, PWF shall be permitted to maintain the Fannie Mae Reserve Account at State Street Bank and Trust Company.

     7.11 FURTHER ASSURANCES.
          ------------------

     The Borrower will cooperate with, and will cause each of its Subsidiaries, and the Guarantor to cooperate with the Agent and the Lenders and execute such further instruments and documents as any Lender or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

     Without limiting the generality of the foregoing

               (a) on or before March 31, 2002, the Borrower shall provide the Agent with certificates of foreign qualification for each (i) PWF from the Secretary of State for the State of Illinois, and (ii) Cambridge Healthcare Funding Inc. from the Secretary of State of the Commonwealth of Massachusetts; and

               (b) the Borrower shall provide the Agent with evidence satisfactory to the Agent that the Borrower has expended in cash not less than $2,000,000.00 in connection with its obligation to fund the True Up Payment.

               (c)  notwithstanding  anything  else  to the  contrary  contained herein, Borrower will not enter into an Interest Rate Protection Agreement on the Closing Date, but shall enter into such agreement and acquire the interest rate cap pursuant to such agreement on terms reasonably satisfactory to Agent, on or prior to January 7, 2002.

     7.12 RESTRICTIONS ON LIENS, TRANSFERS AND ADDITIONAL DEBT.
          ----------------------------------------------------

          7.12.1 RESTRICTIONS ON INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

               (a) Indebtedness to the Lenders arising under any of the Loan Documents or the Mortgage Warehousing Facility or a replacement mortgage warehousing facility in favor of PWF and the PWF Subsidiaries, to the extent the establishment of such replacement facility would not (A) result in the acceleration of the Loan, or (B) constitute an Event of Default under the Mortgage Warehousing Facility;

               (b) Current liabilities of the Borrower or its Subsidiaries incurred in the ordinary course of business but not incurred through (x) the borrowing of money, or (y) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

               (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 7.8;

               (d) Secured purchase money debt or capitalized lease obligations;

               (e) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

               (f) Endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

               (g) Indebtedness existing on the date of this Agreement and listed and described on SCHEDULE 7.12.1 hereto;

               (h) Indebtedness to Fannie Mae, Freddie Mac, GNMA, FHA or other parties with whom the PWF and the PWF Subsidiaries originate, sell, repurchase or service Mortgage Loans, to the extent directly relating to or arising out of such origination, sale, repurchase, or servicing in the ordinary course of business;

               (i) Indebtedness secured by real property acquired upon foreclosure of Mortgages, which, either (i) is so secured at the time of such acquisition, or (ii) is directly related to such real property, not in excess of the fair market value thereof, and reasonably expected by the Borrower or the subject Subsidiary to be recovered from the sale or other disposition of the subject real property;

               (j) Unsecured Indebtedness for borrowed money incurred in the ordinary course of business and not exceeding $750,000, plus intercompany liabilities which have a maturity date which is later than the Maturity Date and which are subordinated to the Obligations pursuant to subordination agreements reasonably satisfactory to the Agent, which shall permit repayment as long as (A) no Event of Default then exists, and (B) no Event of Default would thereupon occur (including on a pro forma basis as if applicable financial covenants were tested as of the date of such repayment);

               (k) Indebtedness (exclusive of the Indebtedness referred to in clause (x) above) incurred to finance the purchase or leasing of equipment, in the ordinary course of business;

               (l) Indebtedness incurred in the ordinary course of business secured by one or more specific assets, in each instance the principal amount of which shall not exceed the GAAP book value of the subject asset(s);

               (m) Guaranties by the Borrower and PWF provided for the benefit of Subsidiaries in the ordinary course of business;

               (n) Liabilities in the ordinary course of business under the Borrower's (A) credit enhancement products supporting multi-family housing project bonds or other financing of multi-family housing projects, and (B) Yield Guaranties;

               (o) Liabilities incurred by the Borrower pursuant to Interest Rate Protection Agreements in the ordinary course of business and not for speculation purposes.

               (p) As to PWF and the PWF Subsidiaries, Indebtedness permitted according to the terms of the PWF Covenants (but without duplication of any of the foregoing applicable exceptions in clause (i) through (xiii));

          7.12.2 RESTRICTIONS ON LIENS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to (except PWF and the PWF Subsidiaries in connection with (x) their purchase, origination and sale from time to time of Mortgage Loans and related assets in the ordinary course of business as conducted on the Agreement Date including liens in favor of Residential Funding Corporation and Commerce Bank under their existing mortgage warehouse lines, (y) liens in favor of Fleet National Bank and the other lenders pursuant to the Mortgage Warehousing Facility, and (z) any loan arrangement which replaces the Mortgage Warehousing Facility, to the extent the establishment of such replacement loan arrangement would not (A) result in the acceleration of the Loan, or (B) constitute an Event of Default under the Mortgage Warehousing Facility ), (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of its property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; PROVIDED that, other than in any way relating to Servicing Rights or Servicing Contracts, the Borrower and any Subsidiary of the Borrower may create or incur or suffer to be created or incurred or to exist:

               (a) liens on properties to secure taxes, assessments and other government charges or claims for labor, material or supplies in respect of obligations not overdue or which are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such lien is not yet subject of foreclosure, sale, collection, levy or loss on account thereof);

               (b) deposits or pledges  made in  connection  with,  or to secure
     payment  of,  workmen's  compensation,   unemployment  insurance,  old  age
     pensions or other social security obligations;

               (c) liens on properties in respect of judgments or awards, the Indebtedness with respect to which is permitted by Section 7.12(iv);

               (d) presently outstanding liens listed on SCHEDULE 7.12.2 hereto;

               (e) liens in favor of the Agent and the Lenders under the Loan Documents;

               (f) liens securing Indebtedness to Fannie Mae, Freddie Mac, the GNMA the FHA or other parties with whom the Borrower or its Subsidiaries originate, sell, repurchase or otherwise service Mortgage Loans provided such liens relate to the foregoing transactions, but only to the extent directly relating to or arising out of such origination, sale, repurchase, or servicing in the ordinary course of business;

               (g) liens securing Indebtedness secured by real property acquired upon foreclosure of Mortgages, which either (x) is so securing at the time of such acquisition, or (y) is directly related to such real property, not in excess of the fair market value thereof, and reasonably expected by the Borrower or the subject Subsidiary to be recovered from the sale or other disposition of the subject real property;

               (h) [intentionally omitted];

               (i) liens arising from good faith deposits in connection with or to secure performance of tenders, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money);

               (j) liens arising from good faith deposits in connection with or to secure performance of statutory obligations and surety and appeal bonds;

               (k) easements, rights-of-way, restrictions (including zoning restrictions), matters of plat, minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered property for its intended purposes;

               (l) liens securing Indebtedness permitted pursuant to Section 7.12.1(xi), provided such lien does not extend beyond the equipment which is the subject of the Indebtedness;

               (m)  liens   securing   Indebtedness   permitted   under  Section
     7.12.1(xii);

               (n) as to PWF and the PWF Subsidiaries, liens securing Indebtedness permitted according to the terms of the PWF Covenants (but without duplication of any of the foregoing applicable exceptions in clause
     (i) through (xii));

               (o) liens securing credit enhancement products supporting multi-family housing project bonds or other financing of multi-family housing projects in the ordinary course of business which indebtedness is permitted pursuant to Section 7.12.1(xiv)(A);

               (p) liens in favor of GNMA in connection with GNMA Mortgage Loans, provided such liens relate to the subject Mortgage Loan.

     Notwithstanding the foregoing, except in favor of the Agent and the Lenders to secure the Obligations, and except for restrictions customarily provided in the sale of participations of GNMA or FHA issued Mortgage Loans, the Borrower will not create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon, or agree to a negative pledge of, its ownership interest in the capital stock of PWF from time to time held by it, or any of the Servicing rights, which at all times must be and remain free and clear of any security interest or negative pledge.

     7.13 LIMITS ON DISTRIBUTIONS. So long as no Default or Event of Default has occurred and is continuing (unless waived by Agent and the Requisite Lenders as set forth in Section 10.4.1) the Borrower may make any payments or distributions to the Guarantor and Affiliates of the Guarantor ("Permitted Distributions").

     7.14 RESTRICTIONS ON INVESTMENTS. Borrower will not, and will not permit any of its Subsidiaries to make or permit to exist or to remain outstanding any Investment except Investments which are in:

               (a) Cash Equivalents (provided, however, the Fannie Mae Reserve Account may be invested for a period that exceeds 364 days);

               (b) property acquired in the normal and ordinary course of such Person's business, which may include any business permitted under this Agreement; and

               (c) Investments in Subsidiaries, provided that if an Event of Default has occurred and is continuing, Borrower will not, and will not permit any of its Subsidiaries to make any new Investments in subsidiaries;

               (d) Investments held by the Guarantor, the Borrower or any of its Subsidiaries (including PWF and the PWF Subsidiaries) as of the date of this Agreement and listed on Schedule 7.14; and

               (e) Indebtedness permitted under Section 7.12.1 (xv) above.

     7.15 INDEMNIFICATION AGAINST PAYMENT OF BROKERS' FEES. Borrower agrees to defend, indemnify and hold harmless Agent and each of the Lenders from and against any and all liabilities, damages, penalties, costs, and expenses, relating in any manner to any brokerage or finder's fees in respect of the Facility (except as resulting from any arrangements or agreements made with any broker or finder by the Agent or any Lender).

     7.16  MERGER,   CONSOLIDATION;   CONTROL  OF  PWF;   OWNERSHIP   INTERESTS;
           ---------------------------------------------------------------------
IDENTIFICATION NUMBERS.
----------------------

     The Borrower will not, and will not permit any of its Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or disposition or stock acquisition or disposition (other than the acquisition or disposition of assets in the ordinary course of business consistent with past practices, including the acquisition or disposition of Mortgage Loans and property acquired on foreclosure of Mortgages) except (i) the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower, or (ii) the merger or consolidation of two or more Subsidiaries of the Borrower.

     The Borrower will at all times hold, beneficially and of record, at least eighty percent (80%) of the equity ownership and voting control of PWF, on a fully diluted basis, assuming the conversion of all convertible securities, the granting of all authorized options and stock awards and the exercise of all options, warrants, subscription rights, preemptive rights and other similar rights.

     The Borrower will not, and will not permit any of its Subsidiaries to, issue any additional ownership interests, or rights or instruments convertible into such ownership interests, and will not consent to any transfers thereof, except for (i) Permitted Transfers, (ii) the transactions described in SCHEDULE 6.7.2, and (iii) the one (1) time reissuance by PWF of the Reisert Shares to employees of PWF pursuant to such Person's employment agreement with PWF.

     The Borrower will not, and will not permit any of its Subsidiaries to, change their respective taxpayer identification numbers or state organizational numbers unless such Person shall have provided the Agent with not less than forty-five days prior written notice.

     7.17 SUBSIDIARIES. The Borrower and PWF may acquire, form, or otherwise invest in any Subsidiary subject to the provisions hereof. PWF shall only acquire, form, or otherwise invest in a Subsidiary which engages in the mortgage banking business primarily involving multi-family mortgages, including purchasing, servicing and originating. The Borrower shall not acquire, form, or otherwise invest in a Subsidiary (other than PWF and the PWF Subsidiaries) which engages in Fannie Mae or Freddie Mac Mortgage Loan purchasing, origination or servicing. Any Subsidiary created by PWF shall constitute a "PWF Subsidiary" as referred to herein. The Borrower acknowledges that upon the creation of any new Subsidiary permitted hereby other than an Unrestricted Subsidiary, at the Agent's option, (x) the parent of such Subsidiary shall execute and deliver to the Agent a pledge and security agreement (substantially in the form of the Pledge and Security Agreements), in all of the capital stock and assets of such

Subsidiary in order to secure the  Obligations,  and (y) such  Subsidiary  joins
this  Agreement  as  a  Borrower   hereunder  or  becomes  a  Guarantor  of  the
Obligations.

     7.18 LOANS AND ADVANCES. Except as permitted in Section 7.14 and 7.12.1(xiii), the Borrower will not and will not permit any of its Subsidiaries to, make any loans or advances to any Person other than advances to the Borrower's or its Subsidiaries' employees in the ordinary course of business for reasonable expenses to be incurred by such employees for the benefit of the Borrower or such Subsidiaries. Notwithstanding the foregoing, PWF and the PWF Subsidiaries may purchase and originate Mortgage Loans in the ordinary course of business.

     7.19 FISCAL YEAR. The fiscal year of the Borrower presently ends on December 31 of each year, and the fiscal year of PWF and each of the PWF Subsidiaries ends on September 30 of each year. If the Borrower or its Subsidiaries shall change their fiscal year end, such Person shall promptly furnish the Agent with written notice thereof.

     7.20 DEPOSIT OF PROCEEDS; DISBURSEMENT OF LOANS; OTHER BANK ACCOUNTS. Borrower shall establish (i) a demand (checking) account with Agent and Agent may disburse proceeds of Loans at Agent's election by crediting or making wire transfers to such account, and (ii) a repayment account.

     Agent is hereby authorized, on or after the due date thereof, to charge such repayment account, in an amount not to exceed amounts on deposit in such account, with the amount of all principal and interest payments due under this Agreement, the Notes or the other Loan Documents, and upon the occurrence and during the continuation of an Event of Default, the Agent or any of the Lenders is hereby authorized on or after the due date, to charge such repayment account or any other deposit account of Borrower at Agent or any of the Lenders, with the amount of all unpaid fees, costs and expenses to which the Agent and the Lenders are entitled under this Agreement.

     7.21 PLACE FOR RECORDS; INSPECTION.
          -----------------------------

     Borrower shall maintain, and cause each of PWF and the PWF Subsidiaries to maintain all of their business records at the address specified at the beginning of this Agreement with respect to the Borrower and with respect to PWF and the PWF Subsidiaries, those addresses set forth on SCHEDULE 7.21.1 hereto. Upon reasonable notice and at reasonable times during normal business hours Agent and each Lender shall have the right (through such agents or consultants as Agent or any Lender may designate) to examine the foregoing Persons' property and make copies of and abstracts from such Persons' books of account, correspondence and other records and to discuss its financial and other affairs with any of its senior officers and any accountants hired by any of the foregoing Persons, it being agreed that the Agent and each Lender shall not divulge information obtained from such examination to others except in connection with Legal Requirements and in connection with administering the Loans, enforcing their rights and remedies under the Loan Documents and in the conduct, operation and regulation of their banking and lending business (which may include, without limitation, the transfer of the Loans or of participation interests therein). Any transferee of the Loans or any holder of a participation interest in the Loans shall be entitled to deal with such information in the same manner and in connection with any subsequent transfer of its interest in the Loans or of further participation interests therein.

     Without limiting the rights of the Agent and the Lenders under Section 7.21.1, the Borrower shall permit the Agent, at the Borrower's expense, to undertake appraisals of the Servicing Rights by an Approved Servicing Rights Appraiser; PROVIDED, HOWEVER, that, so long as no Default or Event of Default has occurred and is continuing, not more than two such appraisals in any twelve month period shall be at Borrower's expense (any additional such appraisals being at the Agent's and/or the Lenders' expense); and PROVIDED FURTHER, HOWEVER, if the Borrower shall request an updated appraisal of the Servicing Rights for the purposes of determining the Resized Facility Amount or in connection with any Loan request, such appraisal shall be at the Borrower's sole cost and expense.

     7.22 COSTS AND EXPENSES. Whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to pay promptly, but no later than ten (10) days of the Agent's demand: (a) all the actual and reasonable out-of-pocket costs and expenses of preparation of the Loan Documents and any consents, amendments, waivers, or other modifications thereto; (b) the reasonable fees, expenses, and disbursements of counsel to the Agent in connection with the negotiation, preparation, execution, and administration of the Loan Documents and any consents, amendments, waivers, or other modifications thereto and any other documents or matters requested by Borrower; (c) all other actual and reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the establishment of the Facility, the syndication of the Commitments and the negotiation, preparation, and execution of the Loan Documents and any consents, amendments, waivers, or other modifications thereto and the transactions contemplated thereby; and (d) all reasonable out-of-pocket expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of the Agent or any Lender and the fees and costs of appraisers, brokers, investment bankers or other experts retained by the Agent or any Lender) incurred by the Agent or any Lender in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower, the Guarantor or any other Person, or the administration thereof,
(ii) any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "WORK-OUT" or pursuant to any insolvency or bankruptcy proceedings, and (iii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Agent's or any Lender's relationship with the Borrower, except to the extent arising out of the Agent's or any Lender's bad faith, gross negligence, willful misconduct or material breach of this Agreement or any other Loan Document, as finally determined by a court of competent jurisdiction. The covenants of this Section shall survive payment or satisfaction of payment of amounts owing with respect to the Notes. The amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including the Default Rate) and be an Obligation secured by any Collateral.

     7.23 INDEMNIFICATION. The Borrower shall indemnify and hold harmless the Agent and the Lenders and all those claiming by, through or under the Agent and each of the Lenders ("Indemnified Party") from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Agreement or any of the other Loan Documents or the transactions contemplated hereby ("Damages") including, without limitation (a) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans, (b) the Borrower or any of its Subsidiaries entering into or performing this Agreement or any of the other Loan Documents, or (c) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Legal Requirement, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding; provided, however, that no Indemnified Party shall be entitled to indemnification if a court of competent jurisdiction finally determines (all appeals having been exhausted or waived) that such Indemnified Party acted in bad faith, with willful misconduct, gross negligence, or material breach of this Agreement or any other Loan Document. No Indemnified Party shall be entitled to settle or enter into any accommodation in respect of any such claim, action or suit without the prior written consent of the Borrower (and that any Indemnified Party so settling or accommodating without the Borrower's consent shall not be entitled to indemnification therefor), PROVIDED, HOWEVER, if the Borrower shall refuse to provide its written consent to a requested settlement, the Borrower shall, as collateral for potential payment of the full amount of the claimed Damages, provide either a letter of credit in favor of the Indemnified Party, on terms and conditions satisfactory to the Agent, in its sole discretion, or, as cash collateral, cash or Cash Equivalents, any of which shall be in the full amount of the claimed Damages, together with all anticipated costs and expenses (including reasonable attorneys' fees and expenses) anticipated by the Agent, in its sole discretion, to accrue in connection with the defense and possible payment of the claimed Damages. If the Borrower fails to provide such required collateral, or fails to respond to a request for a consent to a settlement, within five (5) Business Days of when first requested by the Agent, the Indemnified Party shall be entitled to settle the claim as it proposed, and the Borrower shall be liable for the full amount thereof together with all related Damages. In litigation, or the preparation therefor, the Lenders and the Agent shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this Section 7.23 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this Section 7.23 shall survive the repayment of the Loans and the termination of the obligations of the Lenders hereunder.

     7.24 FINANCIAL COVENANTS.
          -------------------

          7.24.1 BORROWER FINANCIAL COVENANTS.
                 ----------------------------

               (a) LOAN-TO-VALUE. The Borrower shall not permit the ratio ("Loan to Value Ratio") obtained by dividing (i) the outstanding principal balance of the Loans by (ii) the Eligible Servicing Portfolio Value, to be greater than eighty percent (80%), tested as of June and December of each year; or, from and after the Termination Date, to be greater than seventy-five percent (75%), tested as of June and December of each year.

               (b) ADJUSTED TANGIBLE NET WORTH. The Borrower shall not permit its Adjusted Tangible Net Worth to be less than $15,000,000.00, excluding any value otherwise attributable to its investment or ownership interest in PWF as of the last day of each of the Borrower's fiscal quarters.

               7.24.2 PWF COVENANTS. The Borrower shall cause PWF and the PWF Subsidiaries to comply with the covenants set forth on SCHEDULE 7.24.2 hereto (the "PWF Covenants").

     7.25 REPLACEMENT DOCUMENTATION. Upon receipt of an affidavit of an officer of Agent as to the loss, theft, destruction or mutilation of any Note, this Agreement, any Loan Document or any other security document which is not of public record, and customary (unsecured, unbonded) indemnification reasonably satisfactory to Borrower, Borrower will issue, in lieu thereof, a replacement Note, Agreement, Loan Document or other security document in the same principal amount thereof and otherwise of like tenor.

     7.26 ADDITIONAL FACILITIES CO-TERMINOUS AND CROSS DEFAULTED. The Borrower acknowledges and agrees that:

     The occurrence of an event of default under the Mortgage Warehousing Facility shall constitute an Event of Default hereunder, and

     If the Mortgage Warehousing Facility expires by its terms, and Fleet National Bank (on its own or with other Lenders) renews the Mortgage Warehousing Facility on substantially the same terms and conditions, subject however to any adjustments to the interest rate, fees or advance rates and other market-driven provisions based on then market conditions, but the borrowers thereunder (PWF, Larson Financial Resources, Inc. and Cambridge Healthcare Funding Inc.) fail to accept such renewal of such offered terms, then the Lenders' obligation to make Loans hereunder shall terminate, and the outstanding principal balance of the Loans and all accrued and unpaid interest and other amounts due hereunder shall become immediately due and payable upon such expiration.

8. EVENTS OF DEFAULT. The following provisions deal with Default, Events of Default, notice, grace and cure periods, and certain rights of Agent and the Lenders following an Event of Default.

     8.1 DEFAULT AND EVENTS OF DEFAULT. The term "Default" as used herein or in any of the other Loan Documents shall mean an Event of Default, or any fact or circumstance which constitutes, or upon the lapse of time, or giving of notice, or both, would constitute, an Event of Default. Each of the following events, unless cured within any applicable grace period set forth or referred to below in this Section 8.1 shall constitute an "Event of Default".

          8.1.1 FAILURE TO PAY. The Borrower shall fail to pay any principal and interest of the Loans or any other Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          8.1.2 FAILURE TO PERFORM (GRACE).The Borrower shall fail

               (a) to comply  with the  covenants  set forth in Section  7.22 or
     7.23 within ten (10) days from the date of the Agent's written notice to the Borrower informing Borrower of the Borrower's failure to have so complied with said covenant; and

               (b) to comply with the covenants set forth in Sections 7.3, 7.6(b), 7.7, 7.8, 7.9, 7.11.1, 7.21.1, 7.21.2, and 7.25 within fifteen (15)
     days from the date of the Agent's written notice to the Borrower informing Borrower of the Borrower's failure to have so complied with said covenants; and

               (c) to comply with the provisions of clauses (a) through (e) inclusive of Section 7.12.2 with respect to any lien not resulting from a voluntary action by Borrower within five (5) days from the date of the

     Agent's written notice to the Borrower informing Agent of the Borrower's failure to have so complied with said covenant;

PROVIDED, HOWEVER, that the foregoing notice grace periods shall only apply in respect of the first instance of non-compliance with each respective covenant in any twelve-month period.

          8.1.3 FAILURE TO PERFORM. The Borrower shall fail to comply with any of its other covenants contained herein or any of the covenants contained in any other Loan Documents and which are not referenced in Section 8.1.2 above;

          8.1.4 BREACH OF REPRESENTATION OR WARRANTY. Any representation or warranty of the Borrower or any of its Subsidiaries in this Agreement or any of the other Loan Documents shall have been false in any material respect upon the date when made or deemed to have been made or repeated;

          8.1.5 FAILURE TO PAY OTHER INDEBTEDNESS. The Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation in excess of $250,000 for borrowed money or credit received or in respect of any capitalized leases, or fail to observe or perform any term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any capitalized leases in excess of $250,000 provided that the holder or holders thereof or of any obligations issued thereunder accelerate the maturity thereof;

          8.1.6 INSOLVENCY. The Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or any of its Subsidiaries or of any substantial part of the assets of the Borrower or any of its Subsidiaries or shall commence any case or other proceeding relating to the Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries and the Borrower or any of its Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein;

          8.1.7 INVOLUNTARY PROCEEDINGS. The filing of any case or other proceeding against the Borrower or any of the Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect and such case or proceeding is not discharged or dismissed within forty-five (45) days of its commencement; a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Borrower or any Subsidiary of the Borrower, in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

          8.1.8 JUDGMENTS. There shall remain in force, undischarged, unsatisfied and unstayed, for more than forty-five (45) days, whether or not consecutive, any uninsured final judgment against the Borrower or any of its Subsidiaries that, with other outstanding uninsured final judgments, undischarged, against the Borrower or any of its Subsidiaries exceeds in the aggregate $500,000;

          8.1.9 CANCELLATION OF LOAN DOCUMENTS. If any of the Loan Documents shall be canceled, terminated, revoked or rescinded or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

          8.1.10 ERISA. With respect to any ERISA Plan, an ERISA Reportable Event shall have occurred and (i) a trustee shall have been appointed by the United States District Court to administer such Plan; or (ii) the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan (which termination proceedings could result in liability of the Borrower or any of its Subsidiaries to the PBGC in excess of $250,000;

          8.1.11 INDICTMENT. The Borrower or any of its Subsidiaries shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of the Borrower or such Subsidiaries;

          8.1.12 MATERIAL ADVERSE CHANGE. There shall have occurred any change in or to the assets, liabilities, financial condition, business operations, or prospects of the Borrower and its Subsidiaries, taken as a whole, which change materially adversely affects the Borrower's ability to perform its obligations under this Agreement or the other Loan Documents;

          8.1.13 REGARDING GUARANTOR. The occurrence of any of the foregoing Events of Default (with the benefit of any notice and periods set forth above for comparable provisions set forth in Section 8.1.2 and herein, provided, however, the foregoing shall not be deemed to provide the Guarantor with additional notice and cure as provided for herein for the Borrower) with respect to the Guarantor, as if the Guarantor were the "Borrower" described therein;

          8.1.14 CHANGE IN CONTROL. Any change of the ownership of the capital stock of the Borrower from that existing on the date hereof;

          8.1.15 MORTGAGE WAREHOUSING FACILITY. The occurrence of an event of default under the Mortgage Warehousing Facility; or

          8.1.16 PWF COVENANTS. Any of the PWF Covenants (after expiration of notice and cure periods applicable to PWF covenants comparable to those identified in Section 8.1.2) shall be breached.

     8.2 CERTAIN REMEDIES - If an Event of Default shall occur and be continuing:

          8.2.1 WITHHOLD LOAN. The Lenders shall not have any obligation to make any further Loans hereunder (and for the purpose of withholding a Loan, Lenders may treat as an Event of Default an event which has occurred without regard to notice or grace periods, if any, but if there is in fact a cure within an applicable grace period, Lenders shall not thereafter withhold the Loan on account thereof);

          8.2.2 ACCELERATE DEBT. Agent may, and with the direction of the Requisite Lenders shall, declare the Obligations evidenced by the Notes, this Agreement and the other Loan Documents and secured by the Security Documents immediately due and payable (provided that in the case of the occurrence of an event set forth in Section 8.1.6 and 8.1.7, such acceleration shall be automatic); and

          8.2.3 PURSUE REMEDIES. Agent may pursue any and all remedies provided for hereunder, or under any one or more of the other Loan Documents.

          8.2.4 POWER OF ATTORNEY. For the purpose of exercising the rights granted by this Section 8, as well as any and all other rights and remedies of Agent, Borrower hereby irrevocably constitutes and appoints Agent (or any agent designated by the Agent) its true and lawful attorney-in-fact, with full power of substitution, exercisable upon and following any Event of Default, to execute, acknowledge and deliver any instruments and to do and perform any acts in the name and on behalf of Borrower.

     8.3 WRITTEN WAIVERS. If a Default or an Event of Default is waived by the Requisite Lenders, in their sole discretion, pursuant to a specific written instrument executed by an authorized officer of Agent, the Default or Event of Default so waived shall be deemed to have never occurred.

9.   SECURITY INTEREST AND SET-OFF.
     -----------------------------

     9.1 SECURITY INTEREST. Borrower hereby grants to the Agent and each of the Lenders, a lien, security interest and right of setoff as security for all liabilities and obligations to Agent and each of the Lenders, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property of the Borrower, now or hereafter in the possession, custody, safekeeping or control of Agent or any of the Lenders or any entity under the control of FleetBoston Financial Corporation and its successors and assigns or in transit to any of them.

     9.2 SET-OFF. If an Event of Default occurs and is continuing, any such deposits, balances or other sums credited by or due from Agent or any of the Lenders, or from any Affiliate of Agent or any of the Lenders, to Borrower may, to the fullest extent not prohibited by applicable law, at any time or from time to time, without regard to the existence, sufficiency or adequacy of any other collateral, and without notice or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise, all of which are hereby waived, be set off, appropriated and applied by Agent or such Lender or Affiliate against any or all of Borrower's Obligations irrespective of whether demand shall have been made and although such obligations may be unmatured, in such manner as Agent or such Lender or Affiliate in its sole and absolute discretion may determine. Within five (5) Business Days of making any such set off, appropriation or application, Agent agrees to notify Borrower thereof, provided the failure to give such notice shall not affect the validity of such set off or appropriation or application. ANY AND ALL RIGHTS TO REQUIRE AGENT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Each of the Lenders agrees with each other Lender that (a) if an amount to be set off is to be applied to indebtedness of the Borrower to such Lender, other than the Obligations evidenced by the Note held by such Lender, such amount shall be applied ratably to such other indebtedness and to the Obligations evidenced by all the Note held by such Lender, and (b) if such Lender shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Note held by such Lender by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note held by such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Note held by all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, participation, PRO TANTO assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Note held by it its proportionate payment as contemplated by this Agreement; PROVIDED that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

     9.3 RIGHT TO FREEZE. The Agent and each of the Lenders shall also have the right, at its option, upon the occurrence of any event which would entitle the Agent and each of the Lenders to set off or debit as set forth in Section 9.2, to freeze, block or segregate any such deposits, balances and other sums so that Borrower may not access, control or draw upon the same.

     9.4 ADDITIONAL RIGHTS. The rights of Agent, the Lenders, and each Affiliate of the Agent and the Lenders under this Section 9 are in addition to, and not in limitation of, other rights and remedies, including other rights of set off, which Agent or any of the Lenders may have.

10.  THE AGENT AND THE LENDERS
     -------------------------

     10.1 RIGHTS, DUTIES AND IMMUNITIES OF THE AGENT.
          ------------------------------------------

          10.1.1 APPOINTMENT OF AGENT. Each Lender hereby irrevocably designates and appoints Fleet National Bank as Agent of such Lender to act as specified herein and in the other Loan Documents, and each such Lender hereby irrevocably authorizes the Agent to take such actions, exercise such powers and perform such duties as are expressly delegated to or conferred upon the Agent by the terms of this Loan Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent agrees to act as such upon the express conditions contained in this Article 10. The Agent shall not have any duties or responsibilities except those expressly set forth herein or in the other Loan Documents, nor shall it have any fiduciary relationship with any Lender, and no implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or otherwise exist against the Agent. The provisions of this Article 10 are solely for the benefit of the


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



Agent and the Lenders, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof.

          10.1.2 ADMINISTRATION OF LOANS BY AGENT. The Agent shall be responsible for administering the Loans on a day-to-day basis. In the exercise of such administrative duties, the Agent shall use the same diligence and standard of care that is customarily used by the Agent with respect to similar loans held by the Agent solely for its own account.

     Each  Lender  delegates  to the Agent the full right and  authority  on its
behalf  to  take  the  following   specific   actions  in  connection  with  its
administration of the Loan:

               (i) to fund each Loan in accordance with the provisions of the Loan Documents, but only to the extent of immediately available funds provided to the Agent by the respective Lenders for such purpose;

               (ii) to receive all payments of principal, interest, fees and other charges paid by, or on behalf of, the Borrower and, except for fees to which the Agent is entitled pursuant to the Loan Documents or otherwise, to distribute all such funds to the respective Lenders as provided for hereunder;

               (iii) to keep and maintain complete and accurate files and records of all material matters pertaining to the Loan, and make such files and records available for inspection and copying by each Lender and its respective employees and agents during normal business hours upon reasonable prior notice to the Agent; and

               (iv) to do or omit doing all such other actions as may be reasonably necessary or incident to the implementation, administration and servicing of the Loan and the rights and duties delegated hereinabove.

          10.1.3 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Loan Agreement or any other Loan Document by or through its agents or attorneys-in-fact, and shall be entitled to the advice of counsel concerning all matters pertaining to its rights and duties hereunder or under the Loan Documents. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          10.1.4 EXCULPATORY PROVISIONS. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Loan Agreement or the other Loan Documents, except for its or their gross negligence or willful misconduct. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any recital, statement, representation or warranty made by the Borrower or any of its officers or agents contained in this Loan Agreement or the other Loan Documents or in any certificate or other document delivered in connection therewith; (ii) the performance or observance of any of the covenants or agreements contained in, or the conditions of, this Loan Agreement or the other Loan Documents; (iii) the state or condition of any properties of the Borrower or any other obligor hereunder constituting Collateral for the Obligations of the Borrower hereunder, or any information contained in the books or records of the Borrower; (iv) the validity, enforceability, collectibility, effectiveness or genuineness of this Loan Agreement or any other Loan Document or any other certificate, document or instrument furnished in connection therewith; or (v) the validity, priority or perfection of any lien securing or purporting to secure the Obligations or the value or sufficiency of any of the Collateral.

          10.1.5 RELIANCE BY AGENT. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any notice, consent, certificate, affidavit, or other document or writing believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon the advice and statements of legal counsel (including, without, limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Loan Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Requisite Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of the taking or failing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Loan Agreement and the other Loan Documents in accordance with any written request of the Requisite Lenders, and each such request of the Requisite Lenders, and any action taken or failure to act by the Agent pursuant thereto, shall be binding upon all of the Lenders; PROVIDED, HOWEVER, that the Agent shall not be required in any event to act, or to refrain from acting, in any manner which is contrary to the Loan Documents or to applicable law.

          10.1.6 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Agent has actual knowledge of the same or has received notice from a Lender or the Borrower referring to this Loan Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent obtains such actual knowledge or receives such a notice, the Agent shall give prompt notice thereof to each of the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Requisite Lenders. Unless and until the Agent shall have received such direction, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

          10.1.7 LENDERS' CREDIT DECISIONS. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and investigation into the business, assets, operations, property, and financial and other condition of the Borrower and has made its own decision to enter into this Loan Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in determining whether or not conditions precedent to closing any Loan hereunder have been satisfied and in taking or not taking any action under this Loan Agreement and the other Loan Documents.

          10.1.8 AGENT'S REIMBURSEMENT AND INDEMNIFICATION. The Lenders agree to reimburse and indemnify the Agent, ratably in proportion to their respective Commitments, for (i) any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by the Borrower under this Loan Agreement or the other Loan Documents, (ii) any other expenses incurred by the Agent on behalf of the Lenders in connection with the preparation, execution, delivery, administration, amendment, waiver and/or enforcement of this Loan Agreement and the other Loan Documents, and (iii) any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Loan Agreement or the other Loan Documents or any other document delivered in connection therewith or any transaction contemplated thereby, or the enforcement of any of the terms hereof or thereof, PROVIDED that no Lender shall be liable for any of the foregoing to the extent that they arise from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the action indemnified against until such additional indemnity is furnished.

          10.1.9 AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its Commitment as a Lender, and the Loans made by it and the Note issued to it, the Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its subsidiaries and affiliates may accept deposits from, lend money to, and generally engage in any kind of commercial or investment banking, trust, advisory or other business with the Borrower or any subsidiary or affiliate of the Borrower as if it were not the Agent hereunder.

          10.1.10 SUCCESSOR AGENT. The Agent may resign at any time by giving thirty (30) days' prior written notice to the Lenders and Borrower. The Requisite Lenders, for good cause, may remove Agent at any time by giving thirty
(30) days' prior written notice to the Agent, the Borrower and the other Lenders. Upon any such resignation or removal, the Requisite Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Requisite Lenders and accepted such appointment within thirty

(30) days after the retiring Agent's giving notice of resignation or the Requisite Lenders' giving notice of removal, as the case may be, then the retiring Agent may appoint, on behalf of the Borrower and the Lenders, a successor Agent. Each such successor Agent shall be a financial institution which meets the requirements of an Eligible Assignee. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Agent's resignation hereunder, the provisions of this Article 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.

          10.1.11 DUTIES IN THE CASE OF ENFORCEMENT. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, at the request, or may, upon the consent, of the Requisite Lenders, and provided that the Lenders have given to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of this Loan Agreement and the other Loan Documents respecting the foreclosure of mortgages, the sale or other disposition of all or any part of the Collateral and the exercise of any other legal or equitable rights or remedies as it may have hereunder or under any other Loan Document or otherwise by virtue of applicable law, or to refrain from so acting if similarly requested by the Requisite Lenders. The Agent shall be fully protected in so acting or refraining from acting upon the instruction of the Requisite Lenders, and such instruction shall be binding upon all the Lenders. The Requisite Lenders may direct the Agent in writing as to the method and the extent of any such foreclosure, sale or other disposition or the exercise of any other right or remedy, the Lenders hereby agreeing to indemnify and hold the Agent harmless from all costs and liabilities incurred in respect of all actions taken or omitted in accordance with such direction, PROVIDED that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction. The Agent may, in its discretion but without obligation, in the absence of direction from the Requisite Lenders, take such interim actions as it believes necessary to preserve the rights of the Lenders hereunder and in and to any Collateral securing the Obligations, including but not limited to petitioning a court for injunctive relief, appointment of a receiver or preservation of the proceeds of any Collateral. Each of the Lenders acknowledges and agrees that no individual Lender may separately enforce or exercise any of the provisions of any of the Loan Documents, including without limitation the Notes, other than through the Agent.

     10.2 RESPECTING LOANS AND PAYMENTS.
          -----------------------------

          10.2.1 PROCEDURES FOR LOANS. Agent shall give written notice to each Lender of each request for a Loan by facsimile transmission, hand delivery or overnight courier, not later than 11:00 a.m. (Boston time) two (2) Business Days prior to any Loan or change of an existing Interest Period for any existing LIBOR Advance. Each such notice shall be accompanied by a written summary of the request for a Loan and shall specify (a) the date of the requested Loan, (b) the aggregate amount of the requested Loan, (c) each Lender's pro RATA share of the requested Loan, and (d) the applicable Interest Period selected by Borrower with respect to such Loan, or any portion thereof, selected, or deemed selected, by Borrower. Each Lender shall, before 11:00 a.m. (Boston time) on the date set forth in any such request for a Loan, make available to Agent, at an account to be designated by Agent at Fleet National Bank in Boston, Massachusetts, in same day funds, each Lender's ratable portion of the requested Loan. After Agent's receipt of such funds and upon Agent's determination that the applicable conditions to making the requested Loan have been fulfilled, Agent shall make such funds available to Borrower as provided for in this Loan Agreement. Within a reasonable period of time following the making of each Loan, Agent shall deliver to each Lender a copy of Borrower's request for Loan. Promptly after receipt by Agent of written request from any Lender, Agent shall deliver to the requesting Lender the accompanying certifications and such other instruments, documents, certifications and approvals delivered by or on behalf of Borrower to Agent in support of the requested Loan.

          10.2.2 NATURE OF OBLIGATIONS OF LENDERS. The obligations of the Lenders hereunder are several and not joint. Failure of any Lender to fulfill its obligations hereunder shall not result in any other Lender becoming obligated to advance more than its Commitment Percentage of the Loan, nor shall such failure release or diminish the obligations of any other Lender to fund its Commitment Percentage provided herein.

          10.2.3 PAYMENTS TO AGENT. All payments of principal of and interest on the Loans or the Notes shall be made to the Agent by the Borrower or any other obligor or guarantor for the account of the Lenders in immediately available funds as provided in the Notes and this Loan Agreement. Except as otherwise expressly provided herein, the Agent agrees to use its reasonable best efforts to promptly to distribute to each Lender, on the same Business Day upon which each such payment is made (if received prior to 2:00 p.m. on such Business Day), such Lender's proportionate share of each such payment in immediately available funds excluding Liquidation Proceeds which shall be distributed in accordance with Section 10.2.4 below. The Agent shall upon each distribution promptly notify Borrower of such distribution and each Lender of the amounts distributed to it applicable to principal of, and interest on, the proportionate share held by the applicable Lender. Each payment to the Agent under the first sentence of this Section shall constitute a payment by the Borrower to each Lender in the amount of such Lender's proportionate share of such payment, and any such payment to the Agent shall not be considered outstanding for any purpose after the date of such payment by the Borrower to the Agent without regard to whether or when the Agent makes distribution thereof as provided above. If any payment received by the Agent from the Borrower is insufficient to pay both all accrued interest and all principal then due and owing, the Agent shall first apply such payment to all outstanding interest until paid in full and shall then apply the remainder of such payment to all principal then due and owing, and shall distribute the payment to each Lender accordingly.

          10.2.4 DISTRIBUTION OF LIQUIDATION PROCEEDS. Subject to the terms and conditions hereof, the Agent shall distribute all Liquidation Proceeds in the order and manner set forth below:

     First: To the Agent, towards any fees and any expenses for which the Agent is entitled to reimbursement under this Agreement or the other Loan Documents not theretofore paid to the Agent.

     Second: To all applicable Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been reimbursed for all expenses which such Lenders have previously paid to the Agent and not theretofore paid to such Lenders.

     Third: To all Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been paid in full all principal and interest due to such Lenders under the Loan, with each Lender applying such proceeds for purposes of this Agreement first against the outstanding principal balance due to such Lender under the Loan and then to accrued and unpaid interest due under the Loan.

     Fourth:   To   Fleet  National  Bank   any  costs   and  expenses  incurred
               directly by Fleet National Bank as a result of any breach of any Interest Rate Protection Agreements.

     Fifth: To all applicable Lenders in accordance with their proportional share based upon their respective Commitment Percentages until all Lenders have been paid in full all other amounts due to such Lenders under the Loan including, without limitation, any costs and expenses incurred directly by such Lenders to the extent such costs and expenses are reimbursable to such Lenders by the Borrower under the Loan Documents.

     Sixth: To the Borrower or such third parties as may be entitled to claim Liquidation Proceeds.

          10.2.5 ADJUSTMENTS. If, after Agent has paid each Lender's proportionate share of any payment received or applied by Agent in respect of the Loan, that payment is rescinded or must otherwise be returned or paid over by Agent, whether pursuant to any bankruptcy or insolvency law, sharing of payments clause of any loan agreement or otherwise, such Lender shall, at Agent's request, promptly return its proportionate share of such payment or application to Agent, together with the Lender's proportionate share of any interest or other amount required to be paid by Agent with respect to such payment or application.

          10.2.6 SETOFF. If any Lender (including the Agent), acting in its individual capacity, shall exercise any right of setoff against a deposit balance or other account of the Borrower held by such Lender on account of the obligations of the Borrower under this Loan Agreement, such Lender shall remit to the Agent all such sums received pursuant to the exercise of such right of setoff, and the Agent shall apply all such sums for the benefit of all of the Lenders hereunder in accordance with the terms of this Loan Agreement.

          10.2.7 DISTRIBUTION BY AGENT. If in the opinion of the Agent distribution of any amount received by it in such capacity hereunder or under the Notes or under any of the other Loan Documents might involve any liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction or has been resolved by the mutual consent of all Lenders. In addition, the Agent may request full and complete indemnity, in form and substance satisfactory to it, prior to making any such distribution. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over to the same in such manner and to such persons as shall be determined by such court.

          10.2.8 DELINQUENT LENDER. If for any reason any Lender shall fail or refuse to abide by its obligations under this Loan Agreement, including without limitation its obligation to make available to Agent its PRO RATA share of any Loans, expenses or setoff (a "Delinquent Lender") and such failure is not cured within ten (10) days of receipt from the Agent of written notice thereof, then, in addition to the rights and remedies that may be available to Agent, other Lenders, the Borrower or any other party at law or in equity, and not at limitation thereof, (i) such Delinquent Lender's right to participate in the administration of, or decision-making rights related to, the Loans, this Loan Agreement or the other Loan Documents shall be suspended during the pendency of such failure or refusal, and (ii) a Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining non-delinquent Lenders for application to, and reduction of, their proportionate shares of all outstanding Loans until, as a result of application of such assigned payments the Lenders' respective PRO RATA shares of all outstanding Loans shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency. The Delinquent Lender's decision-making and participation rights and rights to payments as set forth in clauses (i) and (ii) hereinabove shall be restored only upon the payment by the Delinquent Lender of its PRO RATA share of any Loans or expenses as to which it is delinquent, together with interest thereon at the Default Rate from the date when originally due until the date upon which any such amounts are actually paid.

     The non-delinquent Lenders shall also have the right, but not the obligation, in their respective, sole and absolute discretion, to acquire for no cash consideration, (PRO RATA, based on the respective Commitments of those Lenders electing to exercise such right) the Delinquent Lender's Commitment to fund future Loans (the "Future Commitment"). Upon any such purchase of the PRO RATA share of any Delinquent Lender's Future Commitment, the Delinquent Lender's share in future Loans and its rights under the Loan Documents with respect thereto shall terminate on the date of purchase, and the Delinquent Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest, including, if so requested, an Assignment and Acceptance. Each Delinquent Lender shall indemnify Agent and each non-delinquent Lender from and against any and all loss, damage or expenses, including but not limited to reasonable attorneys' fees and funds advanced by Agent or by any non-delinquent Lender, on account of a Delinquent Lender's failure to timely fund its PRO RATA share of a Loan or to otherwise perform its obligations under the Loan Documents.

          10.2.9 HOLDERS. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Agent. Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

     10.3 ASSIGNMENT AND PARTICIPATION.
          ----------------------------

          10.3.1 CONDITIONS TO ASSIGNMENT BY LENDERS. Except as provided herein, each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Loan Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it and the Notes held by it), upon satisfaction of the following conditions: (a) each of the Agent and the Borrower shall have given its prior written consent to such assignment (PROVIDED that, in the case of the Borrower, such consent will not be unreasonably withheld and shall not be required if a Default or Event of Default shall have occurred and be continuing); (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Loan Agreement, (c) each assignment shall be in an amount that is at least

$10,000,000.00 and is a whole multiple of $250,000.00, (d) each Lender which is a Lender at the time of such assignment shall retain, free of any such assignment, an amount of its Commitment of not less than $5,000,000.00, (e) the Agent, in its individual capacity as a Lender, shall retain, free of any such assignment, an amount of its Commitment of not less than $20,000,000.00, and (f) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of EXHIBIT 10.3.1 hereto (an "Assignment and Acceptance"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (y) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in
Section 10.3.3, be released from its obligations under this Loan Agreement.

          10.3.2 CERTAIN REPRESENTATIONS AND WARRANTIES. LIMITATIONS, COVENANTS. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

               (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Loan Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage;

               (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its affiliates, related entities or subsidiaries or any other person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower or any other person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Loan Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

               (c) such assignee confirms that it has received a copy of this Loan Agreement, together with copies of the most recent financial statements provided by the Borrower as required by the terms of this Loan Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

               (d) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Loan Agreement;

               (e) such assignee represents and warrants that it is an Eligible Assignee;

               (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Loan Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

               (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Loan Agreement are required to be performed by it as a Lender; and

               (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

          10.3.3 REGISTER. The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment Percentage of, and principal amount of the Loans owing to the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Loan Agreement. The Register shall be available for inspection by the Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Agent a registration fee in the sum of $5,000.00.

          10.3.4 NEW NOTES. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this Section 10.3.4, the Borrower shall deliver an opinion of counsel, addressed to the Lenders and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the Lenders. The surrendered Notes shall be cancelled and returned to the Borrower.

          10.3.5 PARTICIPATIONS. Each Lender may sell participations to one or more banks or other financial institutions in all or a portion of such Lender's rights and obligations under this Loan Agreement and the other Loan Documents; provided that (a) each such participation shall be in a minimum amount of $5,000,000.00, (b) each participant shall meet the requirements of an Eligible Assignee, (c) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrower, and (d) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Lender as it relates to such participant, reduce the amount of any commitment fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

          10.3.6 DISCLOSURE. The Borrower agrees that in addition to disclosures made in accordance with standard and customary banking practices any Lender may disclose information obtained by such Lender pursuant to this Loan Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or participants shall agree (a) to treat in confidence such information unless such information otherwise becomes public knowledge, (b) not to disclose such information to a third party, except as required by law or legal process and (c) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

          10.3.7 MISCELLANEOUS ASSIGNMENT PROVISIONS. Any assigning Lender shall retain its rights to be indemnified pursuant to Section 7.23 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Lender is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. Anything contained in this Section 10.3.7 to the contrary notwithstanding, any Lender may at any time pledge all or any portion of its interest and rights under this Loan Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

          10.3.8 ASSIGNMENT BY BORROWER. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Lenders.

     10.4 ADMINISTRATIVE MATTERS.
          ----------------------

          10.4.1 AMENDMENT, WAIVER, CONSENT, ETC. Except as otherwise provided herein or as to any term or provision hereof which provides for the consent or approval of the Agent, no term or provision of this Loan Agreement or any other Loan Document may be changed, waived, discharged or terminated, nor may any consent required or permitted by this Loan Agreement or any other Loan Document be given, unless such change, waiver, discharge, termination or consent receives the written approval of the Requisite Lenders.

     Notwithstanding the foregoing, the unanimous written approval of all the Lenders (other than a Delinquent Lender) shall be required with respect to any proposed amendment, waiver, discharge, termination, or consent which:

               (i) has the effect of (a) extending the final scheduled maturity or the date of any amortization payment of any Loan or Note, (b) reducing the rate or extending the time of payment of interest or fees thereon, (c) increasing or reducing the principal amount thereof, or (d) otherwise postponing or forgiving any indebtedness thereunder,

               (ii)  releases  or  discharges   any  material   portion  of  the
     Collateral other than in accordance with the express provisions of the Loan Documents,

               (iii) amends, modifies or waives any provisions of this paragraph 10.4.1,

               (iv) amends, modifies or waives any provisions of Section 2.1.2 or the definition of any term used therein or used in any of the financial covenants set forth in Section 7.24 or in the PWF Covenants;

               (v) reduces the percentage specified in the definition of Requisite Lenders,

               (vi) except as otherwise provided in the Loan Agreement, changes the amount of any Lender's Commitment or Commitment Percentage, or

               (vii) releases or waives any guaranty of the Obligations or indemnifications provided in the Loan Documents;

and PROVIDED, further, that without the consent of the Agent, no such action shall amend, modify or waive any provision of this Article or any other provision of any Loan Document which relates to the rights or obligations of the Agent.

          10.4.2 DEEMED CONSENT OR APPROVAL. With respect to any requested amendment, waiver, consent or other action which requires the approval of the Requisite Lenders or all of the Lenders, as the case may be, in accordance with the terms of this Loan Agreement, or if the Agent is required hereunder to seek, or desires to seek, the approval of the Requisite Lenders or all of the Lenders, as the case may be, prior to undertaking a particular action or course of conduct, the Agent in each such case shall provide each Lender with written notice of any such request for amendment, waiver or consent or any other requested or proposed action or course of conduct, accompanied by such detailed background information and explanations as may be reasonably necessary to determine whether to approve or disapprove such amendment, waiver, consent or other action or course of conduct. The Agent may (BUT shall not be required to) include in any such notice, printed in capital letters or boldface type, a legend substantially to the following effect:

     "THIS COMMUNICATION REQUIRES IMMEDIATE RESPONSE. FAILURE TO RESPOND WITHIN TEN (10) CALENDAR DAYS FROM THE RECEIPT OF THIS COMMUNICATION SHALL CONSTITUTE A DEEMED APPROVAL BY THE ADDRESSEE OF THE ACTION REQUESTED BY

     THE BORROWER OR THE COURSE OF CONDUCT PROPOSED BY THE AGENT AND RECITED ABOVE,"

and if the foregoing legend is included by the Agent in its communication, a Lender shall be deemed to have approved or consented to such action or course of conduct for all purposes hereunder if such Lender fails to object to such action or course of conduct by written notice to the Agent within ten (10) calendar days of such Lender's receipt of such notice.

11.  GENERAL PROVISIONS.
     ------------------

     11.1 NOTICES. Any notice or other communication in connection with this Loan Agreement, the Note, or any of the other Loan Documents, shall be in writing, and (i) deposited in the United States Mail, postage prepaid, by registered or certified mail, or (ii) hand delivered by any commercial courier service or overnight delivery service such as Federal Express, or (iii) sent by facsimile transmission if a FAX Number is designated below, addressed:

          If to Borrower:

                   Charter Mac Corporation
                   625 Madison Avenue
                   New York, New York 10022
                   FAX Number:(212) 751-3550
                   Attention: Mr. Stuart Boesky
                                 Mr. Michael Wirth

          with copies by regular mail or such hand delivery or facsimile transmission to:

                   Proskauer Rose LLP
                   1585 Broadway
                   New York, New York 10036
                   FAX Number: (212) 969-2900
                   Attention: Steven Fishman, Esquire

          If to the Agent:

                   Fleet National Bank
                   One Federal Street
                   Boston, Massachusetts 02110
                   FAX Number: 1-617-346-4670
                   Attention:  John F. Simon
                                  Mail Stop: MA DE 10304X

          with copies by regular mail or such hand delivery or facsimile transmission to (which shall not constitute notice):

                           Riemer & Braunstein LLP
                           Three Center Plaza
                           Boston, Massachusetts 02108
                           FAX Number: 1-617-880-3456
                           Attention: Ronald N. Braunstein, Esquire

          If to a Lender: To such address for such Lender as appears on SCHEDULE 11.

Any such addressee may change its address for such notices to such other address in the United States as such addressee shall have specified by written notice given as set forth above. All periods of notice shall be measured from the deemed date of delivery.

     A notice shall be deemed to have been given, delivered and received for the purposes of all Loan Documents upon the earliest of: (i) if sent by such certified or registered mail, on the third Business Day following the date of postmark, or (ii) if hand delivered at the specified address by such courier or overnight delivery service, when so delivered or tendered for delivery during customary business hours on a Business Day, or (iii) if so mailed, on the date of actual receipt as evidenced by the return receipt, or (iv) if so delivered, upon actual receipt, or (v) if facsimile transmission is a permitted means of giving notice, upon receipt as evidenced by confirmation.

     11.2 PAYMENTS TO BE CHARGED AS AN ADVANCE. Any payments required by this Agreement, the Notes or any of the other Loan Documents may (but not before the due date thereof) be deducted by Lender from the amount, if any, not already advanced, and the same shall be deemed to be a Loan, or may be deducted from any Loan due hereunder. Any attorneys' fees, inspection fee, appraisal fee or any other expense payable by Borrower as herein provided for, or incurred in connection with the examination of the Collateral for the Loan, any tangible or intangible assets of the Borrower, the Guarantor, PWF or the PWF Subsidiaries, the drafting of the Loan Documents and other instruments evidencing or securing the Obligations and all other Loan Documents may be likewise deducted from the amounts, if any, not already advanced or from any Loan payable to Borrower and, in any event, charged as a Loan hereunder, but only to the extent payable by the Borrower pursuant to Section 7.22 hereof.

     11.3 PARTIES BOUND; INTEGRATION. The provisions of this Agreement and of each of the other Loan Documents shall be binding upon and inure to the benefit of Borrower and the Agent and each of the Lenders and their respective successors and assigns, except as otherwise prohibited by this Agreement or any of the other Loan Documents.

     This Agreement is a contract by and among Borrower, Agent and each of the Lenders for their mutual benefit, and no third person including the Selling Stockholders or any Person to whom any Loan may be disbursed hereunder for the account of the Borrower or Subsidiary of the Borrower) shall have any right, claim or interest against either Agent, any of the Lenders, or Borrower by virtue of any provision hereof.

     This Agreement is intended by the Borrower, the Agent and the Lenders as the final, complete and exclusive statement of the transactions evidenced by this Agreement. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superceded by this Agreement, and no party is relying on any promise, agreement or understanding not set forth in this Agreement.

     11.4 WAIVERS, EXTENSIONS AND RELEASES. Except as otherwise provided herein, Agent may, unless otherwise directed by the Requisite Lenders, at any time and from time to time waive any one or more of the conditions contained herein or in any of the other Loan Documents, or extend the time of payment of the Loan, or release portions of the Collateral from the provisions of this Agreement and from a Security Document, but any such waiver, extension or release shall be deemed to be made in pursuance and not in modification hereof, and any such waiver in any instance, or under any particular circumstance shall not be considered a waiver of such condition in any other instance or any other circumstance.

     11.5 GOVERNING LAW; CONSENT TO JURISDICTION; MUTUAL WAIVER OF JURY TRIAL.
          -------------------------------------------------------------------

          11.5.1 SUBSTANTIAL RELATIONSHIP. It is understood and agreed that all of the Loan Documents were negotiated, executed and delivered in the Commonwealth of Massachusetts, which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

          11.5.2 PLACE OF DELIVERY. Borrower agrees to furnish to Agent at the Agent's office in Boston, Massachusetts, all further instruments, certifications and documents to be furnished hereunder.

          11.5.3 GOVERNING LAW. This Agreement and each of the other Loan Documents shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law.

     11.6 CONSENT TO JURISDICTION. THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 11.1. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     11.7 JURY TRIAL WAIVER. BORROWER, AGENT AND LENDERS (BY ACCEPTANCE OF THIS AGREEMENT) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR LENDERS TO ACCEPT THIS AGREEMENT AND MAKE THE LOAN.

     11.8 SURVIVAL. All representations, warranties, covenants and agreements of Borrower herein or in any other Loan Document, or in any notice, certificate, or other paper delivered by or on behalf of Borrower pursuant hereto are significant and shall be deemed to have been relied upon by Agent and each of the Lenders notwithstanding any investigation made by Agent or each of the Lenders or on its behalf and shall survive the delivery of the Loan Documents and the making of the Loan and each advance pursuant thereto. No review or approval by Agent or the Lenders, or by any of their consultants or representatives, of any opinion letters, certificates by professionals or other item of any nature shall relieve Borrower or anyone else of any of the obligations, warranties or representations made by or on behalf of Borrower under any one or more of the Loan Documents.

     11.9 CUMULATIVE RIGHTS. All of the rights of the Agent and the Lenders hereunder and under each of the other Loan Documents and any other agreement now or hereafter executed in connection herewith or therewith, shall be cumulative and may be exercised singly, together, or in such combination as Lender may determine in its sole good faith judgment.

     11.10 CLAIMS AGAINST AGENT OR LENDERS.
           -------------------------------

          11.10.1 BORROWER MUST NOTIFY. The Agent and each of the Lenders shall not be in default under this Agreement, or under any other Loan Document, unless a written notice specifically setting forth the claim of Borrower shall have been given to Agent and each of the Lenders within thirty (30) days after Borrower first had actual knowledge or actual notice of the occurrence of the event which Borrower alleges gave rise to such claim and the Agent or such Lender, as the case may be, does not remedy or cure the default, if any there be, with reasonable promptness thereafter. Such actual knowledge or actual notice shall refer to what was actually known by, or expressed in a written notification furnished to, any Authorized Representative.

          11.10.2 REMEDIES. If it is determined by the final order of a court of competent jurisdiction, which is not subject to further appeal, that Agent or any of the Lenders has breached any of its obligations under the Loan Documents and has not remedied or cured the same with reasonable promptness following notice thereof, Agent's and each of the Lender's responsibilities shall be limited to: (i) where the breach consists of the failure to grant consent or give approval in violation of the terms and requirements of a Loan Document, the obligation to grant such consent or give such approval and to pay Borrower's reasonable costs and expenses including, without limitation, reasonable attorneys' fees and disbursements in connection with such court proceedings; and
(ii) the case of any such failure to grant such consent or give such approval, or in the case of any other such default by Agent or any of the Lenders, where it is also so determined that Agent or any of the Lenders acted in bad faith, the payment of any actual, direct, compensatory damages sustained by Borrower as a result thereof plus Borrower's reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements in connection with such court proceedings.

          11.10.3 LIMITATIONS. In no event, however, shall Agent or any of the Lenders be liable to Borrower or anyone else for other damages such as, but not limited to, indirect, speculative or punitive damages whatever the nature of the breach by Agent or any of the Lenders of its obligations under this Loan Agreement or under any of the other Loan Documents. In no event shall Agent or any of the Lenders be liable to Borrower or anyone else unless a written notice specifically setting forth the claim of Borrower shall have been given to Agent and each of the Lenders within the time period specified above.

     11.11 OBLIGATIONS ABSOLUTE. Except to the extent prohibited by applicable law which cannot be waived, the Obligations of Borrower under the Loan Documents shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of the Loan Documents under all circumstances whatsoever, including, without limitation, the existence of any claim, set off, defense or other right which Borrower may have at any time against Agent or any of the Lenders whether in connection with the Loan or any unrelated transaction.

     11.12 COUNTERPARTS. This Loan Agreement and each other Loan Document may be executed in several counterparts, each of which when executed and delivered is an original, but all of which together shall constitute one instrument. In making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart which is executed by the party against whom enforcement of such loan agreement is sought.

     11.13 TIME OF THE ESSENCE. Time is of the essence of each provision of this Agreement and each other Loan Document.

     11.14 NO ORAL CHANGE. This Loan Agreement and each of the other Loan Documents may only be amended, terminated, extended or otherwise modified by a writing signed by the party against which enforcement is sought (except no such writing shall be required for any party which, pursuant to a specific provision of any Loan Document, is required to be bound by changes without such party's assent). In no event shall any oral agreements, promises, actions, inactions, knowledge, course of conduct, course of dealings or the like be effective to amend, terminate, extend or otherwise modify this Loan Agreement or any of the other Loan Documents.

     11.15  MONTHLY  STATEMENTS.   While  Agent  may  issue  invoices  or  other
statements on a monthly or periodic basis (a "Statement"), it is expressly acknowledged and agreed that: (i) the failure of Agent to issue any Statement on one or more occasions shall not affect Borrower's obligations to make payments under the Loan Documents as and when due; (ii) the inaccuracy of any Statement shall not be binding upon the Agent or the Lenders and so Borrower shall always remain obligated to pay the full amount(s) required under the Loan Documents as and when due notwithstanding any provision to the contrary contained in any Statement; (iii) all Statements are issued for information purposes only and shall never constitute any type of offer, acceptance, modification, or waiver of the Loan Documents or any of the Agent's or Lenders' rights or remedies thereunder; and (iv) in no event shall any Statement serve as the basis for, or a component of, any course of dealing, course of conduct, or trade practice which would modify, alter, or otherwise affect the express written terms of the Loan Documents.

      [Remainder of page left intentionally blank; signatures on next page]

     IN WITNESS WHEREOF this Agreement has been duly executed and delivered as a sealed instrument at Boston, Massachusetts as of the 24th day of December, 2001.

BORROWER:                                                CHARTER MAC CORPORATION


                                                         By: /S/STUART J. BOESKY
                                                             -------------------
                                                         Name: STUART J. BOESKY
                                                               ----------------
                                                         Title: PRESIDENT
                                                                ---------

AGENT:                                                   FLEET NATIONAL BANK


                                                         By: /S/JOHN F. SIMON
                                                             ----------------
                                                         Name: JOHN F. SIMON
                                                               -------------
                                                         Title: VICE PRESIDENT
                                                                --------------

LENDER:                                                  FLEET NATIONAL BANK


                                                         By: /S/JOHN F. SIMON
                                                             ----------------
                                                         Name: JOHN F. SIMON
                                                               -------------
                                                         Title: VICE PRESIDENT
                                                                --------------

                             EXHIBITS AND SCHEDULES

                                 SCHEDULE 1.2.1

             Indebtedness to be repaid during Initial Advance Period

     Indebtedness in favor GMAC Residential in the approximate amount of $5,700,000.00

                           EXHIBIT A TO LOAN AGREEMENT
                           ---------------------------

                                   DEFINITIONS
                                   -----------

     ADJUSTED TANGIBLE NET WORTH means, as of the time of determination, with respect to the Borrower (on an unconsolidated basis), Total Assets of the Borrower MINUS (i) Intangible Assets, MINUS (ii) Total Liabilities MINUS (iii) the Taxable Tail Amount; MINUS (iv) the outstanding balance of the Indebtedness hereunder, PLUS (v) the Taxable Tail Adjustment Amount.

     ADJUSTED LIBO RATE means for each Interest Period the rate per annum obtained by dividing (i) LIBO for such Interest Period, by (ii) a percentage equal to one hundred percent (100%) minus the maximum reserve percentage applicable during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirements (including, without limitation, any basic, supplemental, marginal and emergency reserve requirements) for the Agent (or of any subsequent holder of a Note hereunder which is subject to such reserve requirements) in respect of liabilities or assets consisting of or including eurocurrency liabilities (as such term is defined in Regulation D of the Board of Governors of the Federal Reserve System) having a term equal to the Interest Period.

     AFFILIATE means, for any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLING," "CONTROLLED BY," AND "UNDER COMMON CONTROL WITH"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of, voting securities, by contract. or otherwise.

     AGENT means Fleet National Bank, acting as agent for the Lenders.

     AGREEMENT means this Acquisition Loan Agreement, as it hereafter may be amended, modified, supplemented, or restated from time to time.

     AGREEMENT DATE means the date as of which this Agreement is dated.

     APPLICABLE AVAILABILITY AMOUNT, as defined in Section 2.1.2.

     APPRAISED VALUE means, as to any Servicing Rights, as of any date of determination, the market value of such Servicing Rights as shown on the most recent appraisal required to be delivered pursuant to Section 7.21.2 hereof (or any interim or updated appraisal prepared by an Approved Servicing Rights Appraiser) and applied to the then outstanding principal balance of the subject Serviced Loans.

     APPROVED SERVICING RIGHTS APPRAISER means The Prestwick Mortgage Group or another independent third party proposed by the Borrower and approved by the Agent, in its discretion.

     AUTHORIZED REPRESENTATIVES as defined in Section 4 and listed on EXHIBIT C.

     AVAILABLE COMMITMENT means, with respect to each Lender, at any time, the amount obtained by multiplying the Lender's Commitment Percentage at such time by the Total Available Commitments at such time.

     BORROWER PLEDGE AND SECURITY AGREEMENT means that certain Pledge and Security Agreement from the Borrower of even date herewith, as the same may hereafter be modified or amended.

     BUSINESS DAY means any day of the year on which offices of Fleet National Bank are not required or authorized by law to be closed for business in Boston, Massachusetts. If any day on which a payment is due is not a Business Day, then the payment shall be due on the next day following which is a Business Day. Further, if there is no corresponding day for a payment in the given calendar month (e.g., there is no "February 30th"), the payment shall be due on the last Business Day of the calendar month.

     CALL OPTION has the meaning provided therefor in the Stock Purchase Agreement, and with respect to any call options which PWF may have pursuant to any employee's employment with PWF, which call options shall be on terms and conditions comparable to the call option provision set forth in Section 12.2 of the Stock Purchase Agreement, but provided, however, that PWF shall have assigned to the Borrower, all of PWF's right, title and interest in and to such call option at or prior to the closing of the exercise thereof.

     CASH EQUIVALENTS mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("GOVERNMENT OBLIGATIONS"), (ii) U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (z) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 364 days from the date of acquisition, (iii) commercial paper and variable or fixed rate notes rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within twelve months of the date of acquisition, (iv) repurchase agreements with a bank or trust company (including a Lender) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (v) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, (vi) auction preferred stock rated in the highest short-term credit rating category by S&P or Moody's and
(vii) U.S. dollar denominated time and demand deposit accounts or money market accounts with those domestic banks meeting the requirements of item (y) or (z) of clause (ii) above and any other domestic commercial banks insured by the FDIC with an aggregate balance not to exceed $100,000 in the aggregate at any time at any such bank.

     CLOSING DATE means the Agreement Date.

     COLLATERAL as defined in Section 3.1.

     COLLATERAL ASSIGNMENT OF INTEREST RATE PROTECTION AGREEMENTS, as defined in
Section 3.1.2.

     COMMITMENT shall mean, with respect to each Lender, the amount set forth on
SCHEDULE 11 hereto as the amount of such Lender's commitment to make advances to the Borrower, as may be amended from time to time by the Agent as provided in
Section 10 in connection with a Lender's assignment of its Commitment, and as it may be reduced (but not increased) upon the determination of the Resized Facility Amount.

     COMMITMENT PERCENTAGE shall mean, with respect to each Lender, the percentage set forth on SCHEDULE 11 hereto as such Lender's percentage of the aggregate Commitments of all of the Lenders, as may be amended from time to time by the Agent as provided in Section 10.

     CONSTITUENT DOCUMENTS means, with respect to any Person, its articles or certificate of incorporation, constitution, bylaws, partnership agreements, organizational documents, limited liability company agreements, or such other document as may govern such entity's formation or organization.

     CONTRACTUAL OBLIGATION means, for any Person, any provision of any security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement, or other instrument to which such Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

     DEFAULT, as defined in Section 8.1.

     DEFAULT RATE, as defined in Section 2.3.13.

     DELINQUENT LENDER, as defined in Section 10.2.8.

     DOLLARS (and the symbol "$") shall mean lawful money of the United States.

     ELIGIBLE ASSIGNEE shall mean (a) a Lender, (b) an Affiliate of any Lender, and (c) any other Person approved by the Agent.

     ELIGIBLE PORTFOLIO VALUE means, on any day, the Appraised Value of the Eligible Servicing Portfolio as of such day.

     ELIGIBLE SERVICING PORTFOLIO means PWF's and PWF Subsidiaries' portfolio of Servicing Rights, other than with respect to Other Mortgage Loans.

     ELIGIBLE SERVICING PORTFOLIO VALUE means, on any day, the Appraised Value of the Eligible Servicing Portfolio.

     ERISA and ERISA PLAN, each as defined in Section 8.1.13.

     EVENT OF DEFAULT, as defined in Section 8.1.

     FACILITY, as defined in Section 1.2.

     FACILITY FEE, as defined in Section 2.4.3.

     FANNIE MAE means the Federal National Mortgage Association, and any successor.

     FANNIE MAE RESERVE ACCOUNT means that certain lender reserve account established in favor of Fannie Mae by PWF and maintained at State Street Bank and Trust Company pursuant to that certain Delegated Underwriting and Servicing Reserve Agreement effective as of May 29, 1996 by and among Fannie Mae, PWF and State Street Bank and Trust Company, as amended and in effect on the Agreement Date.

     FEE LETTER means that certain fee letter dated on or about the date hereof by and between the Borrower and the Agent, as the same may be modified or amended from time to time.

     FHA means the Federal Housing Administration and any successor agency or other entity.

     FORWARD COMMITMENTS means mortgage loans which Fannie Mae has committed to purchase in accordance with the requirements of Fannie Mae's product, subject to satisfaction of specified underwriting conditions.

     FREDDIE MAC means the Federal Home Loan Mortgage Corporation, and any successor.

     GENERALLY ACCEPTED ACCOUNTING PRINCIPLES OR GAAP means principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time.

     GNMA means the Government National Mortgage Association, and any successor.

     GOVERNMENTAL AUTHORITY means any nation or government, any state or other political subdivision thereof, and any Person exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

     GOVERNMENTAL AUTHORIZATION means any permit, license, authorization, plan, directive, consent order, or consent decree of or from any Governmental Authority.

     GUARANTOR means Charter Municipal Mortgage Acceptance Company, a Delaware business trust, of which the Borrower is a wholly-owned Subsidiary.

     GUARANTOR PLEDGE AND SECURITY AGREEMENT means that certain Pledge and Security Agreement to be dated the date hereof between the Agent (for the benefit of the Lenders) and the Guarantor.

     GUARANTY means the Guarantor's Guaranty of even date herewith, as the same may hereafter be modified or amended.

     HOLDBACK has the meaning provided therefor in the Stock Purchase Agreement.

     HUD means the Department of Housing and Urban Development, and any successor agency or other entity.

     INDEBTEDNESS means all obligations, contingent and otherwise, that in accordance with Generally Accepted Accounting Principles should be classified upon the consolidated balance sheet of a Borrower and the Borrower's Subsidiaries as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all obligations for borrowed money or other extensions of credit whether or not secured or unsecured, absolute or contingent, including, without limitation, unmatured reimbursement obligations with respect to letters of credit or guarantees issued for the account of or on behalf of the Borrower and its Subsidiaries and all obligations representing the deferred purchase price of property; (b) all obligations evidenced by bonds, notes, debentures or other similar instruments; (c) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (d) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others or otherwise, including any obligations with respect to puts, swaps, and other similar undertakings, any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit; and (e) that portion of all obligations arising under capital leases that is required to be capitalized on the consolidated balance sheet of the Borrower and its Subsidiaries; but excluding, in all events obligations arising under operating leases and accounts payable arising in the ordinary course of business.

     INDEMNIFIED PARTY, as defined in Section 10.19

     INITIAL ACQUISITION, as defined in Section 1.2.1(i).

     INITIAL ADVANCE PERIOD, means the period commencing as of the Closing Date and ending the earlier of (x) March 24, 2002, or (y) the occurrence and continuation of an Event of Default, or (z) the acceleration of the Obligations pursuant to the terms hereof.

     INITIAL PWF COMMON STOCK means the 83,528 shares of PWF Common Stock to be purchased by the Borrower from the Selling Stockholders on the Stock Purchase Closing Date, and any securities of any type or class into which such shares are subsequently converted or for which such shares are subsequently exchanged.

     INTANGIBLE ASSETS means, at the time of determination, those assets of the Borrower (on a consolidated basis) that, in accordance with GAAP, are properly classifiable as intangible assets, including, but not limited to, goodwill, franchises, licenses, patents, trademarks, trade names and copyrights.

     INTEREST PERIOD
     ---------------

     (A) The term "Interest Period" means with respect to each LIBOR Advance: a period of one (1), three (3) or six (6) consecutive months, subject to availability, as selected, or deemed selected, by the Borrower at least two (2) Business Days prior to the Loan, or, if an advance is already outstanding, at least two (2) Business Days prior to the end of the then current Interest Period. Each such Interest Period shall commence on the Business Day so selected, or deemed selected, by the Borrower and shall end on the numerically corresponding day in the first, third or sixth month thereafter, as applicable. PROVIDED, HOWEVER: (i) if there is no such numerically corresponding day, such Interest Period shall end on the last Business Day of the applicable month, (ii) if the last day of such an Interest Period would otherwise occur on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day or if such extension would otherwise cause such last day to occur in a new calendar month, then such last day shall occur on the next preceding Business Day, and (iii) if any Interest Period would otherwise end after the Maturity Date, such Interest Period shall end on the Maturity Date.

     (B) The term "Interest Period" shall mean with respect to each Variable Rate Advance consecutive periods of one (1) day each.

     (C) No Interest Period may be selected which would end beyond the then Maturity Date of the Loan (as actually extended). If the last day of an Interest Period would otherwise occur on a day which is not a Business Day, such last day shall be extended to the next succeeding Business Day, except as provided above in clause (A) relative to a LIBOR Advance.

     (D) The Borrower shall maintain an amount equal to the next required principal amortization payment required under Section 2.3.8 in either a one (1) or three (3) month LIBOR Advance or as a Variable Rate Advance.

     INTEREST RATE PROTECTION AGREEMENT means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, or other similar agreement or arrangement designed to protect any Person against fluctuations in interest rates.

     INVESTMENT shall mean the acquisition of any real or tangible personal property or of any stock or other security, any loan, advance, bank deposit, money market fund, contribution to capital, extension of credit (except for accounts receivable arising in the ordinary course of business and payable in accordance with customary terms) , or purchase or commitment or option to purchase or otherwise acquire real estate or tangible personal property or stock or other securities of any party or any part of the business or assets comprising such business, or any part thereof.

     LATE CHARGES, as defined in Section 2.3.14.

     LEGAL  REQUIREMENTS  means  all  applicable   statutes,   laws,   treaties,
ordinances, licenses, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, and interpretations of any Governmental Authority.

     LENDERS means, on any date of determination, the financial institutions named on SCHEDULE 11, and, subject to the terms and conditions of this Agreement, their respective successors and assigns.

     LIBO means, as applicable to any LIBOR Advance, the rate per annum as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to the Interest Period applicable to such LIBOR Advance which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two London Banking Days preceding the first day of such LIBOR Advance; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, LIBO shall be the rate (rounded upwards, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to the Interest Period applicable to such LIBOR Advance which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) London Banking Days preceding the first day of such LIBOR Advance as selected by the Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its Dollar deposit offered rate. If at least two (2) such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to the Interest Period applicable to such LIBOR Advance offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two (2) London Banking Days preceding the first of such LIBOR Advance.

     LIBOR ADVANCE means any Loan outstanding under this Agreement which, pursuant to this Agreement, bears interest at the LIBOR Rate.

     LIBOR RATE means the per annum rate equal to the Adjusted LIBO Rate plus 225 basis points.

     LICENSES AND PERMITS shall mean all licenses, permits, authorizations and agreements issued by or agreed to by any Governmental Authority, or by any other Person, as may be required pursuant to any Legal Requirement

     LIQUIDATION PROCEEDS means amounts received by the Agent and/or the Lenders in the exercise of the rights and remedies under the Loan Documents.

     LOAN as defined in Section 1.5.

     LOAN AGREEMENT as defined in the Preamble.

     LOAN DOCUMENTS as defined in Section 3.2.

     LOAN TO VALUE RATIO, as defined in Section 7.24.1(i).

     LONDON BANKING DAY The term "London Banking Day" means any day on which dealings in deposits in Dollars are transacted in the London interbank market.

     MATURITY DATE means the date when all of the Obligations shall be due and payable, which shall be December 31, 2006, unless accelerated pursuant to the terms hereof.

     MORTGAGE means a mortgage or deed of trust on real property that is improved and substantially completed.

     MORTGAGE LOAN means any loan evidenced by a Mortgage Note and secured by a Mortgage.

     MORTGAGE NOTE means a promissory note secured by one or more Mortgages.

     MORTGAGE   WAREHOUSING  FACILITY  means  that  certain  revolving  mortgage warehouse facility of even date herewith by and among PWF Funding Inc., Cambridge Healthcare Funding Inc, and Larson Financial Resources, Inc., the Agent, Fleet National Bank as a lender, and such other Persons which may become party thereto, as the same may be modified, amended or restated from time to time.

     NOTES means the promissory notes of the Borrower, substantially in the form of EXHIBIT B hereto, evidencing the obligation of the Borrower to repay the Loans, and all renewals and extensions of all or any part thereof.

     NOTICE OF INTEREST PERIOD SECTION, as defined in Section 2.3.3

     OBLIGATIONS, as defined in Section 3.1

     OPTION PURCHASED SHARES, as defined in Section 1.2.2.

     OTHER MORTGAGE LOANS means Mortgage Loans originated or serviced by PWF or a PWF Subsidiary for insurance companies, savings banks and other financial institutions, but excluding Fannie Mae, Freddie Mac, GNMA and FHA.

     PBGC means the Pension Benefit Guaranty Corporation created by ss.4002 of ERISA and any successor entity or entities having similar responsibilities.

     PERMITTED DISTRIBUTIONS, as defined in Section 7.13.2.

     PERMITTED TRANSFERS means transfers of PWF Stock required or permitted to be made by any party under the Stock Purchase Agreement or the Pledge and Security Agreements.

     PERSON means any individual, corporation, partnership, trust, limited liability company, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     PLEDGE AND SECURITY AGREEMENTS means, collectively, the Borrower Pledge and Security Agreement, the Guarantor Pledge and Security Agreement, and the Pledgor Stockholders Pledge and Security Agreement.

     PLEDGOR STOCKHOLDERS as defined in Section 1.4 and identified on SCHEDULE 1.4.

     PLEDGOR STOCKHOLDERS PLEDGE AND SECURITY AGREEMENT means the Pledge and Security Agreement to be dated the date hereof among the Agent (for the benefit of the Lenders) and the Pledgor Stockholders.

     PRELIMINARY   TERMINATION   DATE,  as  defined  within  the  definition  of
"Termination Date."

     PRESENT VALUE The term "Present Value" means the value at the applicable maturity discounted to the date of prepayment using the Treasury Rate.

     PRIME RATE means the per annum rate of interest so designated from time to time by Fleet National Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

     PUT/CALL ADVANCE, as defined in Section 2.1.1.

     PUT OPTION has the meaning provided therefor in the Stock Purchase Agreement, and with respect to any employee of PWF who may have put options pursuant to such Person's employment with PWF, which put options shall be on terms and conditions comparable to the put option provision set forth in Section
12.1 of the Stock Purchase Agreement, but provided, however, that PWF shall have assigned to the Borrower, all of PWF's right, title and interest in and to its obligations under such put option at or prior to the closing of the exercise thereof.

     PWF means PWF Funding Inc., a Delaware corporation.

     PWF COMMON STOCK means the Common Stock, $.01 par value per share, of PWF, and any securities into or for which such Common Stock hereafter may be converted or exchanged.

     PWF COVENANTS as defined in Section 7.24.2.

     PWF SUBSIDIARIES mean collectively, Larson Financial Resources, Inc., a New Jersey corporation, and Cambridge Healthcare Funding Inc., a Delaware corporation, and such other Subsidiaries created by PWF in accordance with the provisions of Section 7.17.

     QUARTERLY PAYMENT DATE as defined in Section 2.3.8.

     REGISTER as defined in Section 10.3.

     REISERT SHARES means those shares of common stock of PWF which were acquired by PWF from Raymond J. Reisert, Jr., pursuant to Section 7.11(a) of the Stock Purchase Agreement and pursuant to the letter agreement dated December 24, 2001 between PWF and Raymond Reisert.

     REPORTABLE EVENT as defined in Section 6.9.

     REQUISITE LENDERS as of any date (i) if there are two (2) or fewer Lenders holding Commitments, "REQUISITE LENDERS" shall mean all of such Lenders, or (ii) if there are more than two (2) Lenders holding Commitments, "REQUISITE LENDERS" shall mean the Lenders holding at least sixty-five percent (65%) of the outstanding principal amount of the Loans on such date; and if no such principal is outstanding, the Lenders whose aggregate Commitments constitute at least sixty-five percent (65%) of the Total Commitment.

     RESIZED FACILITY AMOUNT, as defined in Section 2.1.2(iii)(a).

     SECURITY DOCUMENTS, as defined in Section 3.2.

     SELLING STOCKHOLDERS means those Persons constituting the "Stockholders" as that term is defined in the Stock Purchase Agreement, or stockholders which hold Put Options, or stockholders against which the Borrower may exercise Call Options..

     SERVICED LOANS means each of those loans secured by a mortgage lien on a multi-family residential property, health care facility, senior citizen facility or other property, with respect to which PWF or any of the PWF Subsidiaries provide servicing or subservicing (but only if such subservicing is technically styled as subservicing but is performed under a contract directly between PWF or a PWF subsidiary and Fannie Mae, Freddie Mac, GNMA or the master servicer under a private mortgage related security program) pursuant to a Servicing Agreement.

     SERVICING AGREEMENTS shall mean each direct agreement with the owner of the subject Serviced Loans, as it may be amended, pursuant to which PWF or any PWF Subsidiaries service or subservice the Serviced Loans.

     SERVICING RIGHTS means all rights of PWF or any PWF Subsidiary as a servicer or subservicer (but only if such subservicing is technically styled as subservicing but is performed under a contract directly between PWF or a PWF subsidiary and Fannie Mae, Freddie Mac, GNMA or the master servicer under a private mortgage related security program) of Serviced Loans

     STOCK PURCHASE AGREEMENT means that certain Stock Purchase Agreement dated as of October 24, 2001, by and among the Borrower and the Stockholders of PWF, as amended by a certain First Amendment to Stock Purchase Agreement dated November 21, 2001, and by a certain Second Amendment to Stock Purchase Agreement dated December 24, 2001, and including all schedules and exhibits thereto.

     STOCK PURCHASE CLOSING DATE means the date and time of the closing of the Borrower's purchase of the Initial PWF Common Stock.

     SUBJECT SERVICING CONTRACTS means any Servicing Contract pursuant to which Borrower services (a) Mortgage Loans for Fannie Mae or Ginnie Mae, (b) services Mortgage Loans that back Agency Securities guaranteed by Ginnie Mae, or (c) Services FHA-insured Mortgage Loans.

     SUBSEQUENT ADVANCE as defined in Section 5.2.

     SUBSIDIARY means any corporation, association, partnership, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes or controlling interests) of the outstanding voting interests of such entity.

     TAXABLE TAIL AMOUNT means, at the time of determination, the amount of so-called "taxable tails" then included in "Total Assets."

     TAXABLE TAIL ADJUSTMENT AMOUNT means, at the time of determination, an amount equal to 80% of the then Taxable Tail Amount, but in no event to exceed four percent (4%) of the amount of Total Assets (including in the determination of Total Assets 100% of the Taxable Tail Amount).

     TERMINATION DATE means February 24, 2005 (the "Preliminary Termination Date"), or such earlier date as of which all Put Options and Call Options have either (x) been exercised and the respective closings thereunder consummated, or
(y) expired or terminated; PROVIDED, HOWEVER, if, at the Preliminary Termination Date (a) there remain unexpired, unexercised Put Options and Call Options, (b) the aggregate principal amount of the then outstanding Loans is less than $40,000,000, (c) no Default or Event of Default then exists, (d) the Borrower has given the Agent at least thirty (30) days notice, which shall be irrevocable, of its desire to extend the Termination Date if all of the conditions set forth in the within proviso have been met as of the Preliminary Termination Date, and (e) on the Preliminary Termination Date the Borrower pays to the Agent the specified fee set forth in the Fee Letter, the Termination Date shall be extended to be December 24, 2005, or such earlier date as of which all Put Options and Call Options have either (A) been exercised and the respective closings thereunder consummated, or (B) expired or terminated.

     TERMOUT DATE, as defined in Section 2.3.8(i).

     TOTAL ASSETS means, at the time of determination, all assets of the Borrower (on an unconsolidated basis) determined in accordance with GAAP.

     TOTAL AVAILABLE COMMITMENTS means, at the time of determination, the lesser of (a) the sum of the Commitments of the Lenders at such time and (b) the Applicable Availability Amount at such time.

     TOTAL LIABILITIES means, at the time of determination, all liabilities of the Borrower (on an unconsolidated basis), determined in accordance with GAAP and all indebtedness and contingent obligations of Borrower (on an unconsolidated basis), whether or not so classified, including all redemption obligations, hedging liabilities, and off-balance sheet financial transactions as to which there is recourse to Borrower.

     TREASURY RATE means, as of the date of any calculation or determination, the latest published rate for United States Treasury Notes or Bills (but the rate on Bills issued on a discounted basis shall be converted to a bond equivalent) as published weekly in the Federal Reserve Statistical Release H.15(519) of Selected Interest Rates in an amount which approximates (as determined by Agent) the amount (i) approximately comparable to the portion of the Loan to which the Treasury Rate applies for the Interest Period, or (ii) in the case of a prepayment, the amount prepaid and with a maturity closest to the original maturity of the installment which is prepaid in whole or in part.

     TRUE UP PAYMENT has the meaning provided therefor in the Stock Purchase Agreement.

     UCC means the Uniform Commercial Code in effect in the Commonwealth of Massachusetts or any other applicable jurisdiction.

     VARIABLE RATE means, for any day, a fluctuating rate per annum equal to the Prime Rate plus twenty five basis points (0.25%), with changes therein to be effective on the effective date specified by the Agent in the public announcement of any such change.

     VARIABLE RATE ADVANCE means any principal amount outstanding under this Agreement which, pursuant to this Agreement, bears interest at the Variable Rate.

     YIELD GUARANTEES means a specified yield guaranty to the investors in any tax credit investment fund sponsored by the Guarantor or any Affiliate of the Guarantor.

     YIELD MAINTENANCE FEE as defined in Section 2.3.15.

                     AMENDMENT TO ACQUISITION LOAN AGREEMENT
                     ---------------------------------------


     This Amendment to Acquisition Loan Agreement (the "Amendment") is made as of September 30, 2002 by and among:

     CHARTER MAC CORPORATION, a Delaware corporation having an address at 625 Madison Avenue, New York, New York 10022 (the "BORROWER");

     The financial institutions party to Loan Agreement (individually, a "LENDER" and collectively, the "LENDERS"); and

     FLEET NATIONAL BANK, a national banking association, having an address at 100 Federal Street, Boston, Massachusetts 02110, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT")

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                              W I T N E S S E T H:


     WHEREAS, on December 24, 2001, the Borrower, the Agent and the Lenders entered into a certain Acquisition Loan Agreement (as amended and in effect, the "Loan Agreement"); and

     WHEREAS, the Borrower, the Agent and the Lenders have agreed to modify and amend the Loan Agreement, as provided herein.

     NOW, THEREFORE, it is hereby agreed among the Borrower, the Agent, and the Lenders as follows:

1. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2. Amendment to Section 1 of Loan Agreement. Section 1.2 of the Loan Agreement is hereby amended by inserting the following provision at the end thereof as a new Section 1.2.3:

          1.2.3. Notwithstanding the provisions of Section 1.2.2, the Agent and the Lenders hereby consent to the Borrower's use, on a one-time basis only, of the proceeds of the Loan, in an amount not to exceed $1,200,000.00, to make a contribution to PWF to finance PWF's purchase of 4,632 shares of PWF Common Stock from Raymond Reisert, which shares PWF shall reserve to be made available to certain of PWF's senior executives in accordance with PWF's stock option plan (the "Reserved Shares"). Upon the occurrence of an Event of Default which continues uncured or waived, PWF shall pledge the Reserved Shares to the Agent for the ratable benefit of the Lenders pursuant to a pledge agreement in the form of the Pledge and Security Agreement and shall deliver to the Agent all certificates or instruments representing or evidencing the remaining Reserved Shares, accompanied by any necessary endorsement or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent.

3. Amendment to Section 7 of Loan Agreement. Section 7.24.1(ii) of the Loan Agreement is hereby deleted in its entirety, and the following substituted in its stead:

                           (ii) Intentionally Omitted.
                                ---------------------

4. Amendment to Section 8 of Loan Agreement. Section 8.1 of the Loan Agreement is hereby amended by inserting the following provision as a new Section 8.1.17:

               8.1.17. LETTER OF CREDIT FACILITY. The occurrence of an event of default under the Letter of Credit Facility.

5. Amendments to Exhibit A of Loan Agreement. Exhibit A of the Loan Agreement is hereby amended as follows:

     a. The definition of "Initial Advance Period" is hereby amended by deleting the following from clause (x) thereof:

                                 March 24, 2002

                  and substituting the following in its stead:

                                 January 15, 2003

     b.   The following new definition is hereby added to the Loan Agreement:

               LETTER OF CREDIT FACILITY. That certain letter of credit facility dated as of December 10, 2002 by and among others, the Agent, Fleet National Bank as a Lender and Charter Municipal Mortgage Acceptance Company, and any modifications, amendments, or restatements thereof.

6. Amendments to Schedule 7.24.2 of Loan Agreement. Schedule 7.24.2 of the Loan Agreement is hereby amended as follows:

     a. Paragraph 1 (Minimum Tangible Net Worth) is hereby amended by deleting the following from clause (x) in the first paragraph thereof:

                                 $13,000,000.00

                  and substituting the following in its stead:

                                 $22,000,000.00

     b. Paragraph 6(c) is hereby deleted in its entirety, and the following substituted in its stead:

                    (c) As used herein "Adjusted  EBITDA" means, with respect to any fiscal period of PWF and the PWF Subsidiaries, on consolidated basis (among themselves), (i) Net Income for such period, PLUS (ii) the amount of income tax expense deducted in calculating net income for that period, MINUS (iii) the amount of income taxes actually paid during that period, PLUS (iv) depreciation, amortization and other non-cash items deducted in calculating Net Income for that period, MINUS (v) non-cash revenue included in calculating net income for that period, PLUS
               (vi) the amount of interest expense payable with respect to Indebtedness (excluding, however, interest expense payable with respect to the Mortgage Warehousing Facility) and deducted in calculating net income for that period. All intercompany (among PWF, the PWF Subsidiaries, and the Borrower) transactions and allocations shall be eliminated in computing PWF and the PWF Subsidiaries' EBITDA for any period.

7. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby ratifies, confirms, and reaffirms all representations, warranties, and covenants contained therein (except to the extent of changes resulting from transactions contemplated and permitted by the Loan Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except that representations and warranties relating expressly to an earlier date are reaffirmed as of such date) and acknowledge and agree that the Obligations are and continue to be secured by the Collateral. The Borrower acknowledges and agrees that the Borrower does not have any offsets, defenses, or counterclaims against the Agent or any Lender thereunder, and to the extent that any such offsets, defenses, or counterclaims may exist, the Borrower hereby WAIVES and RELEASES the Agent and the Lenders therefrom.

8. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent:

     a. This Amendment shall have been duly executed and delivered by the respective parties hereto and, shall be in full force and effect and shall be in form and substance satisfactory to the Agent and the Lenders.

     b. All action on the part of the Borrower necessary for the valid execution, delivery and performance by the Borrower of this Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

     c. The Borrower shall have provided such additional instruments and documents to the Agent as the Agent and Agent's counsel may have reasonably requested.

9.   Miscellaneous.

     a. This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

     b. This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

     c. Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

     d. The Borrower shall pay on demand all costs and expenses of the Agent, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Amendment.

     e. The Borrower warrants and represents that the Borrower has consulted with independent legal counsel of the Borrower's selection in connection with this Amendment and is not relying on any representations or warranties of the Agent or its counsel in entering into this Amendment.

                  [remainder of page left intentionally blank]

     IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written.



BORROWER:                                                CHARTER MAC CORPORATION


                                                         By: /S/STUART J. BOESKY
                                                             -------------------
                                                         Name: STUART J. BOESKY
                                                               ----------------
                                                         Title: PRESIDENT
                                                                ---------

AGENT:                                                   FLEET NATIONAL BANK


                                                         By: /S/JOHN F. SIMON
                                                             ----------------
                                                         Name: JOHN F. SIMON
                                                               -------------
                                                         Title: VICE PRESIDENT
                                                                --------------

LENDER:                                                  FLEET NATIONAL BANK


                                                         By: /S/JOHN F. SIMON
                                                             ----------------
                                                         Name: JOHN F. SIMON
                                                               -------------
                                                         Title: VICE PRESIDENT
                                                                --------------


727469.5

                 SECOND AMENDMENT TO ACQUISITION LOAN AGREEMENT
                 ----------------------------------------------

     THIS SECOND AMENDMENT TO ACQUISITION LOAN AGREEMENT (this "Amendment") is made as of March 31, 2003, by and among CHARTER MAC CORPORATION, a Delaware corporation (the "Borrower"); the LENDERS party to this amendment (the "Lenders"); and FLEET NATIONAL BANK, a national banking association ("Fleet"), as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Agent, and the Lenders are parties to that certain Acquisition Loan Agreement (as amended and in effect, the "Loan Agreement"), dated as of December 24, 2001; and

     WHEREAS, effective as of the date hereof Merrill Lynch Commercial Finance Corp. ("Merrill Lynch") has become a Lender under the Loan Agreement pursuant to an Assignment and Acceptance between it and Fleet (in its capacity as a Lender), holding a Commitment and having the Commitment Percentage specified on SCHEDULE 11 hereto; and

     WHEREAS, effective as of the date hereof Residential Funding Corporation ("RFC") has become a Lender under the Loan Agreement pursuant to an Assignment and Acceptance between it and Fleet (in its capacity as a Lender), holding a Commitment and having the Commitment Percentage specified on SCHEDULE 11 hereto; and

     WHEREAS, the Borrower, the Agent, and the Lenders have agreed to amend the Loan Agreement as provided herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2.   Amendment to Section 5.2 of Loan Agreement.  The introductory  paragraph to
     Section 5.2 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

               "5.2 SUBSEQUENT ADVANCES. Each Loan after the first Loan (hereinafter, a "Subsequent Advance") shall be subject to the condition precedent that all conditions to funding of the first Loan were satisfied or waived on the Closing Date and to the further satisfaction of each of the following conditions precedent, unless specifically waived in writing by Agent (with the consent of the Requisite Lenders or all of the Lenders, as may be applicable) at or prior to the time of each such Subsequent Advance:"

3. Amendment to Section 9.2 of the Loan Agreement. Clause (a) of the sentence in Section 9.2 of the Loan Agreement immediately following the capitalized text therein is hereby deleted in its entirety, and the following substituted therefor:

               "(a) if an amount to be set off is to be applied to indebtedness of the Borrower to such Lender, other than the Obligations evidenced by the Note held by such Lender, unless such amount is held by such Lender in connection with a specific relationship with the Borrower other than that evidenced by the Loan Documents, such amount shall be applied ratably to such other indebtedness and to the Obligations evidenced by the Note held by such Lender, and"

4. Amendments to Section 10 of the Loan Agreement. Section 10 of the Loan Agreement is hereby amended as follows:

     a. Clause (iii) of Section 10.1.4 is hereby deleted in its entirety and the following substituted therefor:

               "(iii) the state or condition of any properties of the Borrower or any other obligor hereunder constituting Collateral for the Obligations of the Borrower hereunder, except as may be specifically provided in this Loan Agreement or the Exhibits hereto (subject to the immediately preceding sentence), or any information contained in the books or records of the Borrower;"

     b.   Section  10.1 is hereby  amended by adding the  following  new Section
          10.1.12 immediately after Section 10.1.11:

               "10.1.12 DISTRIBUTIONS OF NOTICES AND DOCUMENTS. The Agent will forward to each Lender, promptly after the Agent's receipt thereof, a copy of each notice or other document furnished to the Agent pursuant to this Loan Agreement other than routine communications associated with requests for Loans or determinations of Collateral eligibility, other routine or nonmaterial communications, notices or documents required by any of Loan Documents to be furnished directly to the Lenders by the Borrower, or of which the Agent has knowledge that such notice or document otherwise had been forwarded directly to the Lenders other than by the Agent."

     c. The second sentence of Section 10.2.1 is hereby deleted and the following substituted therefor:

               "Each such notice shall be accompanied by a written summary of the request for a Loan and a calculation of the then Applicable Availability Amount, and shall specify (a) the date of the requested Loan, (b) the aggregate amount of the requested Loan, (c) each Lender's pro rata share of the requested Loan, and (d) the Applicable Interest Period selected by Borrower with respect to such Loan, or any portion thereof, selected, or deemed selected, by Borrower."

     d. The last two sentences of Section 10.3.7 are hereby deleted and the following substituted therefor:

               "Anything contained in this Section 10.3.7 to the contrary notwithstanding, (a) any Lender may at any time pledge all or any portion of its interest and rights under this Loan Agreement
          (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341, and (b) any Lender may assign, pledge or participate its interests, rights and obligations under this Loan Agreement, including its right to receive and retain payments on its Note, in connection with any arrangement maintained by such Lender to fund credit facilities provided by that Lender; PROVIDED, HOWEVER, that such Lender shall remain primarily and directly liable to timely and fully perform all of its obligations under this Loan Agreement, and no such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents or require the Borrower to have direct duties or responsibilities to more than one such assignee, pledgee, or participant of such pledgor Lender under this sentence. "

     e. The last paragraph of Section 10.4.2 is hereby deleted in its entirety and the following substituted therefor:

               "and if the foregoing legend is included by the Agent in its communication, a Lender shall be deemed to have approved or consented to such action or course of conduct for all purposes hereunder if such Lender fails to object to such action or course of conduct by written notice to the Agent within ten (10) calendar days of such Lender's receipt of such notice; PROVIDED, HOWEVER, that, upon the written request of any Lender for additional time to consider such proposed action or course of conduct in accordance with the requirements of such Lender's internal review process, the foregoing 10-day period shall be extended by the Agent for up to an additional ten (10) calendar days."

     5. Amendment to Section 11.4 of Loan Agreement. Section 11.4 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

               "11.4 WAIVERS, EXTENSIONS AND RELEASES. Except as otherwise provided herein, the Agent, the Requisite Lenders or all of the Lenders, as applicable, may at any time and from time to time waive any one or more of the conditions contained herein or in any of the other Loan Documents, or extend the time of payment of the Loan, or release portions of the Collateral from the provisions of this Agreement and from a Security Document, but any such waiver, extension or release shall be deemed to be made in pursuance and not in modification hereof, and any such waiver in any instance, or under any particular circumstance shall not be considered a waiver of such condition in any other instance or any other circumstance."

     6.   Amendment  to  Schedule  11.  Schedule  11 is  hereby  deleted  in its
          entirety  and  the  schedule   attached   hereto  as  Schedule  11  is
          substituted therefor.

     7. Ratification of Loan Documents; Acknowledgments. Except as provided herein, all terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby:

          a. Ratifies, confirms, and reaffirms all representations, warranties, and covenants contained therein (except to the extent of changes resulting from transactions contemplated and permitted by the Loan Agreement and the other Loan Documents, changes due to entering into agreements by Charter Mac Corporation and its Affiliates with the principals of Related Capital Company for the acquisition of their interests in Related Capital Company and its Affiliates, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except that representations and warranties relating expressly to an earlier date are reaffirmed as of such date) and acknowledges and agrees that the Obligations are and continue to be secured by the Collateral.

          b. Acknowledges and agrees that the Borrower does not have any offsets, defenses, or counterclaims against the Agent or any Lender thereunder, and to the extent that any such offsets, defenses, or counterclaims may exist, the Borrower hereby WAIVES and RELEASES the Agent and the Lenders therefrom.

          c.   Represents and warrants that:

               i. As of the date the Borrower executes this Amendment, no Default or Event of Default exists, nor will a Default or Event of Default exist as of the effective date of this Amendment.

               ii. This Amendment has been, and the respective Notes to be issued to Fleet, Merrill Lynch, and RFC will be, duly executed and delivered on behalf of the Borrower, and constitute the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with their terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

     8. Guaranty. The Guarantor hereby reaffirms its Guaranty, and agrees that neither the execution of this Amendment, the performance or consummation of any of the transactions contemplated hereby, or any subsequent modification, extension, renewal, amendment, supplement or restatement of the Loan Agreement, including any increase or reduction in the Total Available Commitments (or any Lender's Commitment), shall in any way limit, restrict, qualify, or extinguish their liability under the terms of its Guaranty, whether or not the Guarantor executes a confirmation of its Guaranty in connection with any such subsequent modification, extension, renewal, amendment, supplement or restatement, or increase or reduction.

     9. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent and the Lenders:

          a. This Amendment shall have been duly executed and delivered by the respective parties hereto (including the Guarantor for the purposes of Section 8 hereof) and shall be in full force and effect.

          b. All action on the part of the Borrower necessary for the valid execution, delivery and performance by the Borrower of this Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

          c. The Borrower shall have provided such additional instruments and documents to the Agent as the Agent and Agent's counsel may have reasonably requested.

          d. The Borrower shall have duly executed and delivered to Fleet, Merrill Lynch, and RFC their respective Notes and shall have provided copies thereof to the Agent.

          e. No Default or Event of Default shall have occurred and be continuing.

     10.  Miscellaneous

          a. This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

          b. This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

          c. The Borrower shall pay on demand all costs and expenses of the Agent, including, without limitation, upon receipt of an invoice therefor, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Amendment.

          d. This Amendment shall be governed in accordance with the internal laws of the Commonwealth of Massachusetts (without regard to conflict of laws principles) as an instrument under seal.

          e. The Borrower warrants and represents that the Borrower has consulted with independent legal counsel of the Borrower's selection in connection with this Amendment and is not relying on any representations or warranties of the Agent or its counsel, or of any Lender, in entering into this Amendment.


      [Remainder of page left intentionally blank; signature page follows]

     IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written.


                                   CHARTER MAC CORPORATION

                                   By: /S/STUART J. BOESKY
                                       -------------------
                                   Name: STUART J. BOESKY
                                         ----------------
                                   Title: PRESIDENT
                                          ---------

                                   FLEET NATIONAL BANK, as Agent and as a Lender

                                   By: /S/JOSHUA A. GREEN
                                       ------------------
                                   Name: JOSHUA A. GREEN
                                         ---------------
                                   Title: DIRECTOR
                                          --------

                                   MERRILL LYNCH COMMERCIAL FINANCE CORP.

                                   By: /S/CHARLES E. SCHWEITZER
                                       ------------------------
                                   Name: CHARLES E. SCHWEITZER
                                         ---------------------
                                   Title: DIRECTOR
                                          --------


Accepted and Agreed:

CHARTER MUNICIPAL MORTGAGE
ACCEPTANCE COMPANY, as Guarantor

By: /S/STUART J. BOESKY
    -------------------
Name: STUART J. BOESKY
      ----------------
Title: CHIEF EXECUTIVE OFFICER
       -----------------------

                                   SCHEDULE 11
                                   -----------

              COMMITMENTS; COMMITMENT PERCENTAGES; NOTICE ADDRESSES
              -----------------------------------------------------


              Lender                     Commitment        Commitment Percentage
--------------------------------------------------------------------------------
Fleet National Bank                      $20,000,000               50.0%
Merrill Lynch Commercial Credit Corp.    $10,000,000               25.0%
Residential Funding Corporation          $10,000,000               25.0%


FOR NOTICES:
-----------

Fleet National Bank
One Federal Street
Boston, Massachusetts 02110
Attention: Mr. John F. Simon
            Mail Stop: MA DE 10304X
              Fax No.: (617) 346-4670


Merrill Lynch Commercial Finance Corp.
4 World Financial Center, 22nd Floor
New York, New York 10080
Attention:  Mr. Josh Green
              Fax No.: (212) 449-6673


Residential Funding Corporation
7501 Wisconsin Avenue, Suite 900
Bethesda, MD 20814
Attention: Mr. Chuck Schweitzer, Director
              Fax No.: (301) 215-7212


                                     S-11-1

                  THIRD AMENDMENT TO ACQUISITION LOAN AGREEMENT
                  ---------------------------------------------


     THIS THIRD AMENDMENT TO ACQUISITION LOAN AGREEMENT (this "Amendment") is made as of November___, 2003, by and among CHARTER MAC CORPORATION, a Delaware corporation (the "Borrower"); the LENDERS party to this amendment (the "Lenders"); and FLEET NATIONAL BANK, a national banking association ("Fleet"), as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Agent, and the Lenders are parties to that certain Acquisition Loan Agreement (as amended and in effect, the "Loan Agreement"), dated as of December 24, 2001; and

     WHEREAS, the Borrower and Charter Municipal Mortgage Acceptance Company (the "Guarantor") intend to acquire through their subsidiary, CharterMac Capital Company, LLC, one hundred percent (100%) of the of the ownership interests of Related Capital Company, a New York general partnership ("RCC") and substantially all of the businesses operated by RCC, except for certain excluded assets (collectively, the "RCC Acquisition"); and

     WHEREAS, the Borrower and the Guarantor have requested that the Agent and the Lenders modify and amend certain provisions of the Loan Agreement so as to enable the Borrower and the Guarantor to consummate the RCC Acquisition; and

     WHEREAS, the Borrower, the Agent, and the Lenders have agreed to modify and amend certain provisions of the Loan Agreement so as to enable the Borrower and the Guarantor to consummate the RCC Acquisition, all as provided herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2. Amendment to Section 2 of the Loan Agreement. Section 2.4.3 of the Loan Agreement is hereby amended by deleting the following text from the 9th and 10th lines thereof:

               "the number of days during such calendar quarter"

          and substituting in its stead, the following:

               "ninety (90) days"

3. Amendments to Section 6 of the Loan Agreement. Section 6 of the Loan Agreement is hereby amended as follows:

     a. Section 6.3 of the Loan Agreement is hereby deleted in its entirety, and the following substituted in its stead:

               "6.3 NO LITIGATION. Except as set forth on SCHEDULE 6.3 there are no actions, suits, proceedings or investigations of any kind pending or, to the knowledge of the Borrower, threatened, against the Borrower, the Guarantor, the Guarantor's Subsidiaries, PWF, the PWF Subsidiaries, or Charter Mac Capital before any court, tribunal or administrative agency or board that, if adversely determined, would reasonably be expected to, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of such

          Person or materially impair the right of such Person or its Subsidiaries to carry on business substantially as now conducted by it, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the balance sheet of such Person (considering PWF and the PWF Subsidiaries as a single Person for purposes of this Section 6.3), or which question the validity of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto."

     b. Section 6.7.1 of the Loan Agreement is hereby amended by inserting the following at the end thereof:

               "(vi) Charter Mac Capital is a duly organized validly existing limited liability in good standing under the laws of Delaware and is duly qualified in the jurisdiction where the nature of its business is such that qualification is required and where failure to be so qualified would materially adversely affect its business or assets, and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned, and as contemplated by this Loan Agreement.

               (vii) Related Capital Company, LLC is a duly organized validly existing limited liability company in good standing under the laws of Delaware and is duly qualified in the jurisdiction where the nature of its business is such that qualification is required and where failure to be so qualified would materially adversely affect its business or assets, and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned, and as contemplated by this Loan Agreement.

               (vii) RCC Credit Facility, L.L.C. is a duly organized validly existing limited liability company in good standing under the laws of Delaware and is duly qualified in the jurisdiction where the nature of its business is such that qualification is required and where failure to be so qualified would materially adversely affect its business or assets, and has all requisite power and authority to conduct its business and to own its property, as now conducted or owned, and as contemplated by this Loan Agreement."

     c. Section 6.7.2(i) of the Loan Agreement is hereby amended by deleting the first sentence thereof, and the following substituted in its stead:

               "(i) All of the stockholders (or members, as applicable) of each of the Borrower, PWF, Charter Mac Capital, and Related Capital Company, LLC, and a description of the ownership interests held by the same are listed in SCHEDULE 6.7.2 and no additional ownership interests, or rights or instruments convertible into such ownership interests, exist, except as set forth on SCHEDULE 6.7.2."

     d. Section 6.7.2 (iii) of the Loan Agreement is hereby deleted in its entirety, an the following substituted in its stead:

               "(iii) The Borrower, the Guarantor, PWF, and Charter Mac Capital are each the owner, free and clear of all liens and encumbrances, of all of the issued and outstanding capital stock which they purport to own of each of their respective Subsidiaries, except for

               (w) the  pledge  by the  Borrower  to the Agent  pursuant  to the
               Borrower   Pledge  and  Security   Agreement  of  its  legal  and
               beneficial ownership interests in PWF;

               (x) the  pledge by the  Guarantor  to the Agent  pursuant  to the
               Guarantor  Pledge  and  Security   Agreement  of  its  legal  and
               beneficial ownership interests in the Borrower;

               (y) the pledge by the Guarantor to Wachovia Bank, National Association, pursuant to the terms and conditions of the Wachovia Credit Agreements, of its legal and beneficial ownership interest in CM Holding Trust, and

               (z) the pledge by CM Holding Trust, to Wachovia Bank, National Association, pursuant to the terms and conditions of the Wachovia Credit Agreements, of its legal and beneficial ownership interest in Charter Mac Equity Issuer Trust.

               Except as set forth on Schedule 6.7.2, all shares of such stock have been validly issued and are fully paid and nonassessable and no rights to subscribe to any additional shares have been granted, and no options, warrants, or similar rights are outstanding except as set forth on SCHEDULE 6.7.2."

     e. Section 6.11 of the Loan Agreement is hereby amended by inserting the words "or Charter Mac Capital" after the word "PWF" in the first sentence thereof.

     f. Section 6.12 of the Loan Agreement is hereby amended by inserting the words "and Charter Mac Capital" after the word "PWF" in the first sentence thereof.

4. Amendments to Section 7 of the Loan Agreement. Section 7 of the Loan Agreement is hereby amended as follows:

     a. Section 7.4.3 of the Loan Agreement is hereby amended by inserting the words "and Charter Mac Capital and the Subsidiaries of Charter Mac Capital" after the words "PWF and the PWF Subsidiaries" where the same appear in the first and second sentences of said Section 7.4.3.

     b.   Section 7.6 of the Loan Agreement is hereby amended as follows:

          i. by deleting from clause (a) thereof, subclauses (iv) and (v), and substituting the following in their stead:

               "(iv) intentionally omitted, and (v) intentionally omitted"

          ii.  by inserting the following at the end of clause (a) thereof:

                    "and (vi) Charter Mac Capital's existence as a Delaware limited liability company, and (vii) Related Capital Company, LLC `s existence as a Delaware limited liability company, and (viii) RCC Credit Facility, L.L.C's existence as a Delaware limited liability company,"

          iii. by  inserting   the  words  "and  Charter  Mac  Capital  and  the
               Subsidiaries of Charter Mac Capital" after the words "PWF and its Subsidiaries" where the same appear in clause (c) thereof.

          iv. by deleting the last sentence thereof and substituting the following in its stead:

                    "Notwithstanding the foregoing, the Borrower and the PWF Subsidiaries may engage in business operations associated with multi-family real estate as well as those business operations currently engaged in or related to those currently engaged in by the Related Capital Company, LLC (which business operations primarily consist of syndications of equity in Projects) and the Guarantor and its Subsidiaries."

     c. Section 7.7 of the Loan Agreement is hereby amended by inserting the words "and Charter Mac Capital and the Subsidiaries of Charter Mac Capital" afer the word "PWF" in the first sentence thereof.

     d. Section 7.9 of the Loan Agreement is hereby amended by inserting the words "and Charter Mac Capital and the Subsidiaries of Charter Mac Capital" after the words "PWF and the PWF Subsidiaries" in the first sentence thereof.

     e. Section 7.11.2 of the Loan Agreement is hereby amended by inserting the following at the end thereof:

               "(iv) the Borrower will provide the Agent with copies of all proposed amendments to the RCC Warehouse Loan Agreement together with a fully executed copy of any final amendments to the RCC Warehouse Loan Agreement reasonably contemporaneously with the execution thereof."

     f.   Section 7.12.1 of the Loan Agreement is hereby amended as follows:

          i. Section 7.12.1(x) of the Loan Agreement is hereby amended by inserting the following proviso at the end thereof:

               "The foregoing provision shall not apply to the Subsidiaries of Charter Mac Company, and such Persons may incur Indebtedness (a) which does not exceed $1,000,000, provided the Agent's prior consent to such Indebtedness is obtained, and (b) which exceeds $1,000,000, provided the Required Lenders' prior consent to such Indebtedness is obtained."

          ii. Section 7.12.1(xi) of the Loan Agreement is hereby deleted in its entirety, and the following substituted in its stead:

               "(xi) Secured Indebtedness incurred by the Borrower and the Guarantor for the purchase price of capital assets incurred in the ordinary course of business (other than real estate), subject, however, to the limitations that such Indebtedness does not exceed the lesser of the cost of such capital assets or its fair market value at the time of acquisition and that such Indebtedness shall not exceed in the aggregate $500,000.00."

          iii. Section 7.12.1(xiv) of the Loan Agreement is hereby deleted in its entirety, and the following substituted in its stead:

               "(xiv) Contingent Liabilities incurred by the Borrower and the Guarantor not in excess of $250,000,000.00, in the aggregate. The determination of the amount of the Guarantor's Contingent Liabilities shall be calculated as described in the Guaranty."

          iv.  by inserting the following at the end thereof:

               "(xvii) Indebtedness of Related Capital Company, LLC (without duplication of the Indebtedness referred to herein) consisting of borrowed money not to exceed Five Million and 00/100 Dollars ($5,000,000) in the aggregate;

               (xviii) Guaranty by the Borrower and Related Capital Company, LLC of the obligations of RCC Credit Facility, L.L.C. , and other credit support provided by Related Capital Company, LLC pursuant to the RCC Warehouse Loan Agreement;

               (xix) Indebtedness of the Borrower pursuant to the Wachovia Credit Agreements;

               (xx) Indebtedness on open account incurred by the Borrower for the purchase price of services, materials and supplies incurred by any of Related Capital Company, LLC, the Guarantor, Charter Mac Capital and the Borrower or any Property Partnership in the ordinary course of business (not as a result of borrowing), so long as all of such open account Indebtedness shall be promptly paid and discharged when due or in conformity with customary trade terms and practices, except for any such open account Indebtedness which is being contested in good faith by any of Related Capital Company, the Guarantor, Charter Mac Capital and the Borrower, as the case may be or such Property Partnership, respectively, as to which adequate reserves required by GAAP have been established and are being maintained and as to which no lien or encumbrance has been placed on any property of Related Capital Company, LLC, the Guarantor, Charter Mac Capital and the Borrower, as the case may be or such Property Partnership, respectively;

               (xxi) Indebtedness incurred by RCC Credit Facility, L.L.C. in favor Related Capital Company, LLC to the extent of: (a) two and one-half percent (2.5%) of the sums required by RCC Credit Facility, L.L.C. to fund pre-development loans and (b) two and one-half percent (2.5%) of the sums required by RCC Credit Facility, L.L.C. to fund capital contributions and direct investments in Property Partnerships, in each case in the ordinary course of their respective businesses, consistent with past practices."

     g. Section 7.12.2 of the Loan Agreement is hereby amended by inserting the following at the end thereof:

               "(xvii) liens in favor of Fleet National Bank, as agent on behalf of the lenders pursuant to the RCC Warehouse Loan Agreement;

               (xviii) Liens or encumbrances  granted by a Property  Partnership
          (i) to such Property Partnership's construction lender in the ordinary course of business or pledges to such construction lender in the ordinary course of business of its security interest in limited partnership interests pursuant to a pledge agreement (a "Property Partnership Pledge") or the interests in such Property Partnership held by its special limited partner, or (ii) consisting of mortgages to other lenders providing any other financing required for site acquisition for or construction of the subject Project;

               (xix) Liens or encumbrances granted by the owner of a Project (i) to the RCC Credit Facility, L.L.C., in connection with a pre-development project in order to secure a pre-development loan, or
          (ii) of the type described in clause (i) or (ii) of subsection (xviii)above;

               (xx) Liens or encumbrances granted by the RCC Credit Facility , L.L.C. pursuant to the Property Partnership Pledges; and

               (xxi) Liens granted by investment partnerships created in connection with a Project or RCC Credit Facility, L.L.C. to secure their respective deferred contribution obligations to Property Partnerships."

     h. Section 7.14 of the Loan Agreement is hereby amended by inserting the following at the end thereof:

               "(vi) Investments in direct obligations of the United States of America or of any state, U.S. federal agency obligations and commercial paper designated as "prime" by the National Credit Office of Dun & Bradstreet; and

               (vii) Pre-development loans made by RCC Credit Facility, L.L.C. to Projects in the ordinary course of its business, consistent with past practices."

     i.   Section 7.16 of the Loan Agreement is hereby amended as follows:

          i. Section 7.16.1 of the Loan Agreement is hereby amended as follows:

               a) by inserting the following text after the word "Mortgages" in the parenthetical clause of said Section:

                    ",  and  as  to  Related  Capital   Company,   LLC  and  its
                    Subsidiaries, to the extent permitted pursuant to the RCC Warehouse Loan Agreement)"

               b)   by inserting the following provision at the end thereof:

                    "or (iii) mergers or consolidations of Subsidiaries which are directly a result of, or are consummated in connection with the consummation of the RCC Acquisition."

          ii. Section 7.16.3 of the Loan Agreement is hereby amended by inserting the following at the end thereof:

          ", (iv) the one (1) time issuance of common units and special common units by Charter Mac Capital in connection with the consummation of the RCC Acquisition, and (iv) the issuance by Related Capital Company, LLC and its Subsidiaries of equity interests in syndication entities to investors, in the ordinary course of its business, consistent with past practices."

5. Amendment to Section 8 of the Loan Agreement. Section 8.1 of the Loan Agreement is hereby amended as follows:

     a. Section 8.1.14 is hereby amended by inserting the following provision at the end thereof:

               ", or a Change in Control shall have occurred with respect to the Guarantor;"

     b.   by inserting the following provisions after Section 8.1.17, thereof:

               "8.1.18. BOND WAREHOUSE CREDIT AND SECURITY AGREEMENT. The occurrence of an event of default (however defined or described) under the Bond Warehouse Credit and Security Agreement.

               8.1.19. RCC WAREHOUSE LOAN AGREEMENT. The occurrence of an event of default (however defined or described) under the RCC Warehouse Loan Agreement.

               8.1.20. WACHOVIA CREDIT AGREEMENTs. The occurrence of an event of default (however defined or described) under any of the Wachovia Credit Agreements.

               8.1.21. FLEET FINANCINGS. The occurrence of an event of default (however defined or described) under any other Fleet Financing."

6. AMENDMENTS TO EXHIBIT A. Exhibit A to the Loan Agreement is hereby amended by inserting the following new definitions in their respective alphabetical orders:

     a. "BOND WAREHOUSE CREDIT AND SECURITY AGREEMENT means that certain Tax-Exempt Bond Line of Credit and Security Agreement dated as of March 26, 2003 by and among Charter Mac Equity Issuer Trust, Fleet National Bank, in its capacity as Administrative Agent, Wachovia Bank, National Association, as Syndication Agent, Fleet Securities, Inc. and Wachovia Securities, Inc., as Co-Lead Arrangers, and the lenders party thereto, as amended and in effect."

     b. "CHANGE IN CONTROL means the occurrence of any of the following with respect to the Guarantor: (i) any merger or consolidation of the Guarantor with or into any Person or any sale, transfer or other conveyance, whether direct or indirect, of all or substantially all of the assets of the Guarantor, on a consolidated basis, in one transaction or a series of related transactions, if, immediately after giving effect to such transaction, any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange
          Act) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act) of the common shares representing a majority of the total voting power of the aggregate outstanding securities of the transferee or surviving entity normally entitled to vote in the election of directors, managers, or trustees, as applicable, of the transferee or surviving entity, (ii) any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange
          Act) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act) of the common shares representing a majority of total voting power of the aggregate outstanding common shares of the Guarantor normally entitled to vote in the election of directors of the Guarantor, (iii) during any period of 12 consecutive calendar months, individuals who were directors or trustees of the Guarantor on the first day of such period (together with any new directors or trustees whose election by the board of directors or board of trustees of the Guarantor or whose nomination for election by the stockholders of the Guarantor was approved by a vote of a majority of the directors or trustees then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of the Guarantor, or (iv) the sale or disposition, whether directly or indirectly, by the Guarantor and/or their respective Subsidiaries (whether pursuant to a single transaction or series of related transactions) of tangible assets representing more than 25% of the Guarantor's Tangible Assets (as defined in the Guaranty), as of the date of such sale or disposition (other than sales of assets into securitization programs in the ordinary course of the Guarantor's business consistent with past practices; provided, however, that such assets continue to be consolidated on the Guarantor's balance sheet in accordance with GAAP, and that the Guarantor retains the residual interest in the cash flow from such assets)."

     c. "CHARTER MAC CAPITAL means Charter Mac Capital Company, LLC, a Delaware limited liability company."

     d. "CONTINGENT LIABILITIES means any guaranties or other indirect contingent Indebtedness with respect to which a category is set forth in the Disclosure Schedule from time to time, and with the aggregate amount thereof with respect to Contingent Liabilities of the Guarantor to be based upon the risk classifications set forth in the Disclosure Schedule attached hereto as EXHIBIT 1."

     e. "CONTRIBUTION AGREEMENT means that certain agreement entitled "Contribution Agreement Among the Persons Named Herein Comprising Contributor and CharterMac Capital Company, LLC" dated as of December 17, 2002, as amended and in effect." f. "FLEET FINANCING means any loan, provision of credit or other financial accommodation of any kind to any of Related Capital Company, LLC, the Guarantor, CharterMac Capital, LLC or the Borrower, or any of their respective Affiliates (other than members of the Management Group) to which Fleet National Bank or any of its Affiliates is a party."

     g. "MANAGEMENT GROUP means at least three out of the following four individuals, which maintain management and operational control of Related Capital Company, LLC: Stuart J. Boesky, Alan P. Hirmes, Denise
          L. Kiley and Marc D. Schnitizer."

     h. "PROJECT means developments that are owned and developed by Property Partnerships which are intended to qualify for Tax Credits and, in some cases, state tax credits, including tax credits under Sections 12206, 17058 and 23610.5 of the California Revenue and Taxation Code or Combined Tax Credits."

     i. "PROPERTY PARTNERSHIP means limited partnerships, limited liability partnerships, or limited liability companies taxed as partnerships and receiving capital contributions from investment partnerships or direct investments from Related Capital Company, LLC."

     j. "RCC ACQUISITION means the acquisition by the Borrower and the Guarantor through their Subsidiary, Charter Mac Capital, of one hundred percent (100%) of the of the ownership interests of Related Capital Company, a New York general partnership and substantially all of the businesses operated by said Related Capital Company, (except for certain excluded assets) in accordance with the terms and conditions of the Contribution Agreement."

     k. "RCC WAREHOUSE LOAN AGREEMENT means that certain Seventh Amended and Restated Loan Agreement dated as of November __, 2003 by and among RCC Credit Facility, L.L.C., a Delaware limited liability company, as borrower, and Related Capital Company, LLC, a Delaware limited liability company, the Guarantor, and the Borrower, as guarantors, and Fleet National Bank as Agent and such lenders."

     l. "UNRESTRICTED SUBSIDIARY means the Borrower's Subsidiaries OTHER THAN PWF, the PWF Subsidiaries, and special purpose Subsidiaries, now existing or hereafter formed, the sole purposes of which are to finance stock issuances or the formation of pools to hold tax exempt bonds or other purposes which customarily include prohibitions from making guarantees or incurring debt, and which, in fact, are subject to such prohibitions in their Constituent Documents."

     m. "WACHOVIA CREDIT AGREEMENTS means (x) that certain Credit Agreement dated as of November __, 2003 by and among others, the Borrower, Wachovia Bank, National Association as Agent for a syndicate of lenders and such lenders with respect to a loan in the original principal amount of $50,000,000.00, the proceeds of which shall be used to finance a portion of the RCC Acquisition, and (y) that certain Credit Agreement dated as of November __, 2003 by and among others, the Borrower and Wachovia Capital Investments, Inc. with respect to a loan in the original principal amount of $10,000,000, the proceeds of which shall be used to finance a portion of the RCC Acquisition."

7.   Amendments to Schedules.

     a.   Schedule  1.2.1 is hereby  amended by  deleting  that  portion of said
          Schedule 1.2.1 entitled "Indebtedness of PWF and its Subsidiaries", and substituting in lieu thereof, the revised portion of said schedule entitled "Indebtedness of PWF and its Subsidiaries" , attached hereto as Schedule 1.2.1 entitled "Indebtedness of PWF and its Subsidiaries. Except as amended hereby, Schedule 1.2.1 delivered on the Closing Date remains in full force and effect.

     b. Schedule 4 is hereby deleted in its entirety and the schedule attached hereto as Schedule 4 is substituted therefor.

     c. SCHEDULE 6.3 is hereby added to the Loan Agreement in the form of the schedule attached hereto as SCHEDULE 6.3.

     d. Schedule 6.7.2 is hereby deleted in its entirety and the schedule attached hereto as Schedule 6.7.2 is substituted therefor.

     e. Schedule 7.7 is hereby deleted in its entirety and the schedule attached hereto as Schedule 7.7 is substituted therefor.

     f. Schedule 7.21.1 is hereby deleted in its entirety and the schedule attached hereto as Schedule 7.21.1 is substituted therefor.

8. Representations concerning RCC Acquisition. Without limiting the provisions of paragraph 10 below, the Borrower and the Guarantor acknowledge and agree that the Agent's and the Lenders' agreement to enter into this Amendment is conditioned upon the consummation of the RCC Acquisition. The Borrower and the Guarantor each hereby warrant and represent to the Agent and the Lenders as follows:

     a. all conditions precedent to the consummation of the RCC Acquisition described in and contemplated by the Contribution Agreement have been fully satisfied, performed, or waived, and

     b.   said RCC Acquisition has been completed and is effective.

9. Ratification of Loan Documents; Acknowledgments. Except as provided herein, all terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby:

     a. Ratifies, confirms, and reaffirms all representations, warranties, and covenants contained therein (except to the extent of changes resulting from transactions contemplated and permitted by the Loan Agreement and the other Loan Documents, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except that representations and warranties relating expressly to an earlier date are reaffirmed as of such date) and acknowledges and agrees that the Obligations are and continue to be secured by the Collateral.

     b. Acknowledges and agrees that the Borrower does not have any offsets, defenses, or counterclaims against the Agent or any Lender thereunder, and to the extent that any such offsets, defenses, or counterclaims may exist, the Borrower hereby WAIVES and RELEASES the Agent and the Lenders therefrom.

     c.   Represents and warrants that:

          i. As of the date the Borrower executes this Amendment, no Default or Event of Default exists, nor will a Default or Event of Default exist as of the effective date of this Amendment.

          ii. This Amendment has been duly executed and delivered on behalf of the Borrower, and constitute the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with their terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

10. Guaranty. The Guarantor hereby reaffirms its Guaranty, as amended and restated pursuant to that certain Amended and Restated Guaranty of even date herewith (the "Restated Guaranty"), and agrees that neither the execution of this Amendment, the performance or consummation of any of the transactions contemplated hereby, or any subsequent modification, extension, renewal, amendment, supplement or restatement of the Loan Agreement, including any increase or reduction in the Total Available Commitments (or any Lender's Commitment), shall in any way limit, restrict, qualify, or extinguish their liability under the terms of its Restated Guaranty, whether or not the Guarantor executes a confirmation of its Restated Guaranty in connection with any such subsequent modification, extension, renewal, amendment, supplement or restatement, or increase or reduction.

11. Insurance Schedule. Within thirty (30) days of the date of this Amendment, the Borrower shall provide the Agent with the restated Schedule 7.7. The failure to comply with the foregoing shall constitute and Event of Default.

12. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent and the Lenders:

     a. This Amendment shall have been duly executed and delivered by the respective parties hereto (including the Guarantor for the purposes of Section 9 hereof) and shall be in full force and effect.

     b. The Guarantor shall have executed and delivered to the Agent, for the benefit of the Lenders, the Restated Guaranty.

     c. All action on the part of the Borrower necessary for the valid execution, delivery and performance by the Borrower of this Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

     d. All action on the part of the Guarantor necessary for the valid execution, delivery and performance by the Guarantor of the Restated Guaranty and this Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

     e. The Borrower shall have provided such additional instruments and documents to the Agent as the Agent and Agent's counsel may have reasonably requested.

     f.   No Default or Event of Default shall have occurred and be continuing.

13.  Miscellaneous

     a. This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

     b. This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

     c. The Borrower shall pay on demand all costs and expenses of the Agent, including, without limitation, upon receipt of an invoice therefor, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Amendment.

     d. This Amendment shall be governed in accordance with the internal laws of the Commonwealth of Massachusetts (without regard to conflict of laws principles) as an instrument under seal.

     e. The Borrower warrants and represents that the Borrower has consulted with independent legal counsel of the Borrower's selection in connection with this Amendment and is not relying on any representations or warranties of the Agent or its counsel, or of any Lender, in entering into this Amendment.


      [Remainder of page left intentionally blank; signature page follows]

     IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written.


                                   CHARTER MAC CORPORATION

                                   By: /S/ALAN P. HIRMES
                                       -----------------
                                   Name: ALAN P. HIRMES
                                         --------------
                                   Title: SENIOR VICE PRESIDENT
                                          ---------------------

                                   FLEET NATIONAL BANK, as Agent and as a Lender

                                   By: /S/JOHN F. SIMON
                                       ----------------
                                   Name: JOHN F. SIMON
                                         -------------
                                   Title:  VICE PRESIDENT
                                           --------------

                                   MERRILL LYNCH COMMERCIAL FINANCE CORP.

                                   By: /S/JOSHUA A. GREEN
                                       ------------------
                                   Name: JOSHUA A. GREEN
                                         ---------------
                                   Title: DIRECTOR
                                          --------

                                   RESIDENTIAL FUNDING CORPORATION

                                   By: /S/CHARLES E. SCHWEITZER
                                       ------------------------
                                   Name: CHARLES E. SCHWEITZER
                                         ---------------------
                                   Title: DIRECTOR
                                          --------

Accepted and Agreed:

CHARTER MUNICIPAL MORTGAGE
ACCEPTANCE COMPANY, as Guarantor

By: /S/ALAN P. HIRMES
    -----------------
Name: ALAN P. HIRMES
      --------------
Title: SENIOR VICE PRESIDENT
       ---------------------

                 FOURTH AMENDMENT TO ACQUISITION LOAN AGREEMENT
                 ----------------------------------------------


     THIS FOURTH AMENDMENT TO ACQUISITION LOAN AGREEMENT (this "Amendment") is made as of March_____, 2004, by and among CHARTER MAC CORPORATION, a Delaware corporation (the "Borrower"); the LENDERS party to this amendment (the "Lenders"); and FLEET NATIONAL BANK, a national banking association ("Fleet"), as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Agent, and the Lenders are parties to that certain Acquisition Loan Agreement dated as of December 24, 2001 (as amended and in effect, the "Loan Agreement"); and

     WHEREAS, the Borrower, the Agent and the Lenders have agreed to modify and amend certain provisions of the Loan Agreement, all as provided herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. CAPITALIZED TERMS. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.


2.   Amendment to Schedule 7.24.2 of the Loan Agreement. Paragraph 6 of Schedule
     7.24.2 of the Loan Agreement is hereby amended by deleting the first sentence thereof, and substituting the following in its stead:

     "PWF shall maintain a minimum consolidated (as among PWF and the PWF Subsidiaries) Debt Service Coverage Ratio of 1.0 :1, which shall be tested quarterly on a rolling 4 quarter basis commencing as of December 31, 2003 and continuing through and including March 31, 2005, and for each fiscal quarter thereafter, commencing June 30, 2005, PWF shall maintain a minimum consolidated (as among PWF and the PWF Subsidiaries) Debt Service Coverage Ratio of 1.25 :1, which shall be tested quarterly on a rolling 4 quarter basis."

3. Ratification of Loan Documents; Acknowledgments. Except as provided herein, all terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby:

     a. Ratifies, confirms, and reaffirms all representations, warranties, and covenants contained therein (except to the extent of changes resulting from transactions contemplated and permitted by the Loan Agreement and the other Loan Documents, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except that representations and warranties relating expressly to an earlier date are reaffirmed as of such date) and acknowledges and agrees that the Obligations are and continue to be secured by the Collateral.

     b. Acknowledges and agrees that the Borrower does not have any offsets, defenses, or counterclaims against the Agent or any Lender thereunder, and to the extent that any such offsets, defenses, or counterclaims may exist, the Borrower hereby WAIVES and RELEASES the Agent and the Lenders therefrom.

     c.   Represents and warrants that:

          i. As of the date the Borrower executes this Amendment, no Default or Event of Default exists, nor will a Default or Event of Default exist as of the effective date of this Amendment.

          ii. This Amendment has been duly executed and delivered on behalf of the Borrower, and constitute the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with their terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

4. Guaranty. The Guarantor hereby reaffirms its Guaranty, and agrees that neither the execution of this Amendment, the performance or consummation of any of the transactions contemplated hereby, or any subsequent modification, extension, renewal, amendment, supplement or restatement of the Loan Agreement, including any increase or reduction in the Total Available Commitments (or any Lender's Commitment), shall in any way limit, restrict, qualify, or extinguish their liability under the terms of its Guaranty, whether or not the Guarantor executes a confirmation of its Guaranty in connection with any such subsequent modification, extension, renewal, amendment, supplement or restatement, or increase or reduction.

5. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent and the Lenders:

     a. This Amendment shall have been duly executed and delivered by the respective parties hereto (including the Guarantor for the purposes of Section 4 hereof) and shall be in full force and effect.

     b. All action on the part of the Borrower necessary for the valid execution, delivery and performance by the Borrower of this Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

     c. All action on the part of the Guarantor necessary for the valid execution, delivery and performance by the Guarantor of this Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Agent shall have been provided to the Agent.

     d. The Borrower shall have provided such additional instruments and documents to the Agent as the Agent and Agent's counsel may have reasonably requested.

     e.   No Default or Event of Default shall have occurred and be continuing.

6.   Miscellaneous

     a. This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

     b. This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

     c. The Borrower shall pay on demand all costs and expenses of the Agent, including, without limitation, upon receipt of an invoice therefor, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Amendment.

     d. This Amendment shall be governed in accordance with the internal laws of the Commonwealth of Massachusetts (without regard to conflict of laws principles) as an instrument under seal.

     e. The Borrower warrants and represents that the Borrower has consulted with independent legal counsel of the Borrower's selection in connection with this Amendment and is not relying on any representations or warranties of the Agent or its counsel, or of any Lender, in entering into this Amendment.

      [Remainder of page left intentionally blank; signature page follows]

     IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written.


                                   CHARTER MAC CORPORATION

                                   By: /S/STUART J. BOESKY
                                       -------------------
                                   Name: STUART J. BOESKY
                                         ----------------
                                   Title: PRESIDENT
                                          ---------

                                   FLEET NATIONAL BANK, as Agent and as a Lender

                                   By: /S/JOHN F. SIMON
                                       ----------------
                                   Name: JOHN F. SIMON
                                         -------------
                                   Title: SENIOR VICE PRESIDENT
                                          ---------------------

                                   MERRILL LYNCH COMMERCIAL FINANCE CORP.

                                   By: /S/JOSHUA A. GREEN
                                       ------------------
                                   Name: JOSHUA A. GREEN
                                         ---------------
                                   Title: DIRECTOR
                                          --------

                                   RESIDENTIAL FUNDING CORPORATION

                                   By: /S/CHARLES E. SCHWEITZER
                                       ------------------------
                                   Name: CHARLES E. SCHWEITZER
                                         ---------------------
                                   Title: DIRECTOR
                                          --------

Accepted and Agreed:

CHARTERMAC, as Guarantor

By: /S/STUART J. BOESKY
    -------------------
Name: STUART J. BOESKY
      ----------------
Title: CHIEF EXECUTIVE OFFICER
       -----------------------


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